UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: Registrant is making a filing for 11 of its series, Wells Fargo Advantage Emerging Markets Local Bond Fund, Wells Fargo Advantage International Bond Fund, Wells Fargo Advantage Strategic Income Fund, Wells Fargo Advantage Asia Pacific Fund, Wells Fargo Advantage Diversified International Fund, Wells Fargo Advantage Emerging Markets Equity Fund, Wells Fargo Advantage Emerging Markets Equity Income Fund, Wells Fargo Advantage Emerging Markets Equity Select Fund, Wells Fargo Advantage Global Opportunities Fund, Wells Fargo Advantage International Equity Fund, and Wells Fargo Advantage Intrinsic World Equity Fund. Each series has an October 31 fiscal year end.

Date of reporting period: April 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS

Wells Fargo Advantage

Emerging Markets Local Bond Fund

Semi-Annual Report

April 30, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Emerging Markets Local Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Global bond markets broadly rallied during the period, as low growth and low inflation expectations appeared to drive yields lower and longer-term bond prices higher, particularly in the opening months of 2014. High-yield and emerging markets debt sectors performed best, while currency markets were mixed.

Dear Valued Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Advantage Emerging Markets Local Bond Fund for the six-month period that ended April 30, 2014. Global bond markets broadly rallied during the period, as low growth and low inflation expectations appeared to drive yields lower and longer-term bond prices higher, particularly in the opening months of 2014. High-yield and emerging markets debt sectors performed best, while currency markets were mixed. The U.S. high-yield bond market (measured by the Barclays U.S. Corporate High Yield Index1) provided relatively strong fixed-income returns during the period, outpacing returns from the investment-grade corporate bond markets (measured by the Barclays Corporate Bond Index2) and U.S. Treasuries (measured by the Barclays U.S. Treasury Index3). U.S. mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS), and corporate bonds generated positive returns. On the whole, fixed-income markets across the globe notably rallied over the first four months of 2014, rebounding nicely from some challenging price corrections during 2013. In general, the corporate bond sector—notably, high-yield corporate bonds—was the best across all global markets, while sovereign debt issuances generally lagged behind.

At the end of 2013, currency markets were volatile while bond markets staged a recovery.

Global currency markets were mixed during the final months of 2013, with strength in eastern European currencies but weakness in Australian and Brazilian currencies. The most significant event during these waning months of 2013 was a continued sharp decline in the value of the Japanese yen. Bond markets of the smaller global economies continued to outperform the bond markets of the largest economies, while the strong demand for income across global bond markets continued to support higher-yield securities, such as corporate bonds and structured products (for example, MBS).

Simultaneously, the U.S. high-yield bond market continued to rally, building on positive gains from the previous months. Yield spreads continued to tighten significantly across the board, while U.S. Treasury yields ratcheted higher, most notably in maturities of five years and longer. Lower-rated credit tiers outperformed each respectively higher-rated credit tier, while the high-yield default rate remained historically low as refinancing levels declined modestly with rate increases but net new issuance remained strong. The rise in U.S. Treasury yields pressured security prices across the U.S. investment-grade bond markets. The corporate bond and CMBS sectors provided positive returns. By contrast, U.S. Treasuries declined in value and residential MBS had negative returns as mortgage rates shifted higher.

International and U.S. fixed-income markets rallied strongly over the first four months of 2014.

Global bond markets broadly rallied during the opening months of 2014, as low growth and low inflation expectations appeared to drive yields lower and longer-term bond prices higher. Global high-yield and emerging markets debt sectors performed best during February and March 2014. After a volatile January 2014, which saw yields and risk move higher in smaller economic regions, markets

1.	The Barclays U.S. Corporate High Yield Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

2.	The Barclays Corporate Bond Index is an unmanaged market-value-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more. You cannot invest directly in an index.

3.	The Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Emerging Markets Local Bond Fund	3

recovered in February 2014, carrying those trends into March and April 2014, which led some smaller bond markets to outperform the major markets during the period. Brazil, Italy, and Spain notably outperformed other countries, while Russia declined in value with the escalating crisis in the Ukraine in March 2014. Currency markets continued to be mixed during the late winter bond market rallies, as the Brazilian real appreciated while the Russian ruble and Polish zloty depreciated. The Japanese yen halted its precipitous decline from the waning months of 2013 and appreciated over the first four months of 2014.

Favorable conditions for U.S. fixed-income markets were restored in the early months of 2014.

Seemingly much to the surprise of many everyday investors and seasoned investment professionals alike, U.S. fixed-income markets (measured by the Barclays U.S. Aggregate Bond Index4) largely outperformed U.S. equity markets (measured by the S&P 500 Index5) during the opening months of 2014. This helped support global bond markets, particularly global corporate bonds. Reassurances from the U.S. Federal Reserve (Fed) that a highly accommodative monetary policy would continue throughout 2014 inspired bond rallies across the globe.

One positive takeaway for bond investors that helped fuel the global fixed-income rallies was former Fed Chairman Ben Bernanke’s guidance at the end of 2013. He indicated that the tapering of the Fed’s bond-buying program would proceed at a slow pace and that a reduction in quantitative easing should not be equivocated with a tightening of monetary policy. The distinction was important—although the bond-buying program was declining in volume, it was, nonetheless, still continuing. In addition, he indicated that the federal funds target rate would remain unchanged for the foreseeable future, with the implication that it would not increase until the bond-buying program was fully disbanded. These were important statements for investors that helped bolster U.S. fixed-income and global bond valuations in the opening months of 2014.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Reassurances from the U.S. Federal Reserve that a highly accommodative monetary policy would continue throughout 2014 inspired bond rallies across the globe.

4.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest directly in an index.

5.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4	Wells Fargo Advantage Emerging Markets Local Bond Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to shareholders

The Fund and Wells Fargo Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Fund, to select or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management or the Fund, except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Fund (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Fund’s assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Fund and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Fund. In the event that a new subadviser is hired pursuant to the Multi-manager Structure, the Fund is required to provide notice to shareholders within 90 days.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

This page is intentionally left blank.

6	Wells Fargo Advantage Emerging Markets Local Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

First International Advisers, LLC

Portfolio managers

Tony Norris

Peter Wilson

Michael Lee

Alex Perrin

Christopher Wightman

Average annual total returns (%) as of April 30, 2014

		Including sales charge		Excluding sales charge		Expense ratios[1] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[2]
Class A (WLBAX)	5-31-2012	(14.04)	(0.34)	(9.98)	2.07	1.85	1.23
Class C (WLBEX)	5-31-2012	(11.60)	1.25	(10.76)	1.25	2.60	1.98
Administrator Class (WLBDX)	5-31-2012	–	–	(9.84)	2.19	1.79	1.10
Institutional Class (WLBIX)	5-31-2012	–	–	(9.76)	2.35	1.52	0.90
JPMorgan GBI EM Global Diversified Composite Index[3]	–	–	–	(9.42)	4.01	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and regional risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Emerging Markets Local Bond Fund	7

Ten largest long-term holdings[4] (%) as of April 30, 2014
Brazil, 10.00%, 1-1-2023	12.31
Poland, 4.00%, 10-25-2023	7.70
Russia, 7.00%, 1-25-2023	5.19
Republic of South Africa, 7.75%, 2-28-2023	4.83
Indonesia, 7.38%, 9-15-2016	4.82
Thailand, 3.25%, 6-16-2017	4.77
Indonesia, 8.38%, 3-15-2024	4.52
Turkey, 9.00%, 3-8-2017	4.28
Malaysia, 3.26%, 3-1-2018	3.91
Malaysia, 4.26%, 9-15-2016	3.71

Portfolio allocation[5] as of April 30, 2014

1.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

2.	The Adviser has committed through February 28, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

3.	The JPMorgan GBI EM Global Diversified Composite Index is an unmanaged index of debt instruments of 16 emerging countries. You cannot invest directly in an index.

4.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

5.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Emerging Markets Local Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2013 to April 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11-1-2013	Ending account value 4-30-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$980.55	$6.04	1.23%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.16	1.23%
Class C
Actual	$1,000.00	$975.63	$9.70	1.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.98	$9.89	1.98%
Administrator Class
Actual	$1,000.00	$980.64	$5.40	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51	1.10%
Institutional Class
Actual	$1,000.00	$981.19	$4.42	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	$4.51	0.90%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage Emerging Markets Local Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Foreign Corporate Bonds and Notes @: 15.99%

Brazil: 0.63%
BRF SA (Consumer Staples, Food Products, BRL) 144A	7.75%	5-22-2018	460,000	$166,794

Germany: 4.84%
KfW (Financials, Banks, TRY)	5.00	1-16-2017	625,000	268,050
KfW (Financials, Banks, TRY)	7.75	2-3-2016	1,150,000	534,766
KfW (Financials, Banks, TRY)	8.50	4-15-2015	1,000,000	471,455

				1,274,271

Luxembourg: 4.18%
European Investment Bank (Financials, Banks, ZAR)	6.00	10-21-2019	8,500,000	731,919
European Investment Bank (Financials, Banks, HUF)	6.50	1-5-2015	80,000,000	370,307

				1,102,226

Mexico: 1.51%
America Movil SAB de CV (Telecommunication Services, Wireless Telecommunication Services, MXN)	6.45	12-5-2022	3,000,000	214,932
Petroleos Mexicanos (Energy, Oil, Gas & Consumable Fuels, MXN)	7.65	11-24-2021	2,300,000	183,458

				398,390

Netherlands: 0.75%
Rabobank Nederland (Financials, Banks, TRY)	6.13	5-2-2017	460,000	198,134

United States: 4.08%
International Bank for Reconstruction & Development (Financials, Banks, MXN)	7.50	3-5-2020	3,600,000	310,454
International Bank for Reconstruction & Development (Financials, Banks, ZAR)	8.75	3-1-2017	7,800,000	763,748

				1,074,202

Total Foreign Corporate Bonds and Notes (Cost $4,774,100)				4,214,017

Foreign Government Bonds @: 77.19%
Brazil (BRL)	10.00	1-1-2023	7,975,000	3,242,670
Chile (CLP)	5.50	8-5-2020	238,000,000	430,737
Colombia (COP)	7.75	4-14-2021	975,000,000	567,306
Hungary (HUF)	5.50	6-24-2025	170,500,000	771,165
Hungary (HUF)	6.75	11-24-2017	99,500,000	493,259
Indonesia (IDR)	7.38	9-15-2016	14,700,000,000	1,269,554
Indonesia (IDR)	8.38	3-15-2024	13,480,000,000	1,191,006
Malaysia (MYR)	3.26	3-1-2018	3,400,000	1,030,278
Malaysia (MYR)	4.26	9-15-2016	3,125,000	977,345
Mexico (MXN)	4.75	6-14-2018	4,920,000	372,869
Mexico (MXN)	10.00	12-5-2024	8,500,000	837,440
Nigeria (NGN)	15.10	4-27-2017	80,000,000	522,627
Poland (PLN)	4.00	10-25-2023	6,160,000	2,029,698
Republic of South Africa (ZAR)	7.75	2-28-2023	13,900,000	1,273,137
Romania (RON)	6.00	4-30-2016	2,300,000	750,646
Russia (RUB)	7.00	1-25-2023	56,150,000	1,367,302
Russia (RUB)	7.50	3-15-2018	25,400,000	677,333

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Emerging Markets Local Bond Fund	Portfolio of investments—April 30, 2014 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Foreign Government Bonds @ (continued)
Thailand (THB)	3.25%	6-16-2017	39,750,000	$1,257,003
Turkey (TRY)	6.30	2-14-2018	340,000	147,655
Turkey (TRY)	9.00	3-8-2017	2,380,000	1,127,021

Total Foreign Government Bonds (Cost $21,215,823)				20,336,051

Yankee Corporate Bonds and Notes: 2.11%

Brazil: 0.75%
ITAU Unibanco Holding SA (Financials, Banks)	5.13	5-13-2023	$200,000	199,200
Petroplus International Finance Company (Energy, Oil, Gas & Consumable Fuels)	5.75	1-20-2020	150,000	158,378

				357,578

United Kingdom: 0.76%
Vedanta Resources plc (Materials, Metals & Mining) 144A	6.00	1-31-2019	200,000	199,248

Total Yankee Corporate Bonds and Notes (Cost $565,304)				556,826

	Yield		Shares
Short-Term Investments: 3.88%

Investment Companies: 3.88%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07		1,020,823	1,020,823

Total Short-Term Investments (Cost $1,020,823)				1,020,823

Total investments in securities
(Cost $27,576,050) *	99.17%	26,127,717
Other assets and liabilities, net	0.83	219,033

Total net assets	100.00%	$26,346,750

@	Foreign bond principal is denominated in local currency.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $27,568,269 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$756,903
Gross unrealized depreciation	(2,197,455)

Net unrealized depreciation	$(1,440,552)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—April 30, 2014 (unaudited)	Wells Fargo Advantage Emerging Markets Local Bond Fund	11

Assets
Investments
In unaffiliated securities, at value (see cost below)	$25,106,894
In affiliated securities, at value (see cost below)	1,020,823

Total investments, at value (see cost below)	26,127,717
Foreign currency, at value (see cost below)	85,365
Receivable for investments sold	104,544
Receivable for interest	446,296
Unrealized gains on forward foreign currency contracts	58,172
Prepaid expenses and other assets	14,810

Total assets	26,836,904

Liabilities
Payable for investments purchased	381,175
Unrealized losses on forward foreign currency contracts	69,089
Advisory fee payable	4,767
Distribution fees payable	315
Due to other related parties	3,092
Accrued expenses and other liabilities	31,716

Total liabilities	490,154

Total net assets	$26,346,750

NET ASSETS CONSIST OF
Paid-in capital	$29,048,623
Undistributed net investment income	413,099
Accumulated net realized losses on investments	(1,665,513)
Net unrealized losses on investments	(1,449,459)

Total net assets	$26,346,750

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$782,981
Shares outstanding – Class A	86,379
Net asset value per share – Class A	$9.06
Maximum offering price per share – Class A2	$9.49
Net assets – Class C	$512,231
Shares outstanding – Class C	56,645
Net asset value per share – Class C	$9.04
Net assets – Administrator Class	$12,501,808
Shares outstanding – Administrator Class	1,377,450
Net asset value per share – Administrator Class	$9.08
Net assets – Institutional Class	$12,549,730
Shares outstanding – Institutional Class	1,383,274
Net asset value per share – Institutional Class	$9.07

Investments in unaffiliated securities, at cost	$26,555,227

Investments in affiliated securities, at cost	$1,020,823

Total investments, at cost	$27,576,050

Foreign currency, at cost	$86,596

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Emerging Markets Local Bond Fund	Statement of operations—Six Months Ended April 30, 2014 (unaudited)

Investment income
Interest**	$845,129
Income from affiliated securities	189

Total investment income	845,318

Expenses
Advisory fee	83,020
Administration fees
Fund level	6,386
Class A	601
Class C	399
Administrator Class	6,063
Institutional Class	4,867
Shareholder servicing fees
Class A	939
Class C	623
Administrator Class	15,159
Distribution fees
Class C	1,870
Custody and accounting fees	16,797
Professional fees	24,030
Registration fees	26,042
Shareholder report expenses	2,287
Trustees’ fees and expenses	4,418
Other fees and expenses	2,970

Total expenses	196,471
Less: Fee waivers and/or expense reimbursements	(65,460)

Net expenses	131,011

Net investment income	714,307

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(1,668,291)
Forward foreign currency contract transactions	2,819

Net realized losses on investments	(1,665,472)

Net change in unrealized gains (losses) on:
Unaffiliated securities	478,626
Forward foreign currency contract transactions	(46,343)

Net change in unrealized gains (losses) on investments	432,283

Net realized and unrealized gains (losses) on investments	(1,233,189)

Net decrease in net assets resulting from operations	$(518,882)

** Net of foreign interest withholding taxes in the amount of	$6,013

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Emerging Markets Local Bond Fund	13

	Six months ended April 30, 2014 (unaudited)		Year ended October 31, 2013

Operations
Net investment income		$714,307		$1,256,630
Net realized gains (losses) on investments		(1,665,472)		831,853
Net change in unrealized gains (losses) on investments		432,283		(2,947,870)

Net decrease in net assets resulting from operations		(518,882)		(859,387)

Distributions to shareholders from
Net investment income
Class A		(25,842)		(43,800)
Class C		(15,773)		(31,393)
Administrator Class		(404,732)		(835,457)
Institutional Class		(413,505)		(872,324)
Net realized gains
Class A		(8,414)		(10,611)
Class C		(6,176)		(10,327)
Administrator Class		(150,027)		(237,700)
Institutional Class		(150,600)		(237,957)

Total distributions to shareholders		(1,175,069)		(2,279,569)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	14,604	134,145	30,903	325,284
Class C	421	3,600	4,297	46,499

		137,745		371,783

Reinvestment of distributions
Class A	3,790	34,256	5,235	54,411
Class C	2,424	21,949	3,981	41,720
Administrator Class	61,225	554,759	102,729	1,073,157
Institutional Class	62,321	564,105	106,394	1,110,281

		1,175,069		2,279,569

Payment for shares redeemed
Class A	(8,043)	(73,076)	(13,701)	(134,299)
Class C	(421)	(3,714)	(4,448)	(44,699)

		(76,790)		(178,998)

Net increase in net assets resulting from capital share transactions		1,236,024		2,472,354

Total decrease in net assets		(457,927)		(666,602)

Net assets
Beginning of period		26,804,677		27,471,279

End of period		$26,346,750		$26,804,677

Undistributed net investment income		$413,099		$558,644

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Emerging Markets Local Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
CLASS A		2013	2012[1]
Net asset value, beginning of period	$9.68	$10.85	$10.00
Net investment income	0.22	0.44	0.11
Net realized and unrealized gains (losses) on investments	(0.43)	(0.76)	0.85

Total from investment operations	(0.21)	(0.32)	0.96
Distributions to shareholders from
Net investment income	(0.30)	(0.65)	(0.11)
Net realized gains	(0.11)	(0.20)	0.00

Total distributions to shareholders	(0.41)	(0.85)	(0.11)
Net asset value, end of period	$9.06	$9.68	$10.85
Total return[2]	(1.95)%	(3.28)%	9.67%
Ratios to average net assets (annualized)
Gross expenses	1.71%	1.84%	2.20%
Net expenses	1.23%	1.23%	1.23%
Net investment income	5.40%	4.41%	2.62%
Supplemental data
Portfolio turnover rate	38%	85%	120%
Net assets, end of period (000s omitted)	$783	$736	$581

1.	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012.

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Emerging Markets Local Bond Fund	15

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
CLASS C		2013	2012[1]
Net asset value, beginning of period	$9.68	$10.85	$10.00
Net investment income	0.20	0.36	0.08
Net realized and unrealized gains (losses) on investments	(0.44)	(0.75)	0.85

Total from investment operations	(0.24)	(0.39)	0.93
Distributions to shareholders from
Net investment income	(0.29)	(0.58)	(0.08)
Net realized gains	(0.11)	(0.20)	0.00

Total distributions to shareholders	(0.40)	(0.78)	(0.08)
Net asset value, end of period	$9.04	$9.68	$10.85
Total return[2]	(2.44)%	(4.00)%	9.35%
Ratios to average net assets (annualized)
Gross expenses	2.46%	2.60%	2.95%
Net expenses	1.98%	1.98%	1.98%
Net investment income	4.64%	3.59%	1.89%
Supplemental data
Portfolio turnover rate	38%	85%	120%
Net assets, end of period (000s omitted)	$512	$525	$547

1.	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012.

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Emerging Markets Local Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
ADMINISTRATOR CLASS		2013	2012[1]
Net asset value, beginning of period	$9.69	$10.85	$10.00
Net investment income	0.24	0.46	0.12
Net realized and unrealized gains (losses) on investments	(0.44)	(0.76)	0.85

Total from investment operations	(0.20)	(0.30)	0.97
Distributions to shareholders from
Net investment income	(0.30)	(0.66)	(0.12)
Net realized gains	(0.11)	(0.20)	0.00

Total distributions to shareholders	(0.41)	(0.86)	(0.12)
Net asset value, end of period	$9.08	$9.69	$10.85
Total return[2]	(1.94)%	(3.13)%	9.72%
Ratios to average net assets (annualized)
Gross expenses	1.65%	1.79%	2.16%
Net expenses	1.10%	1.10%	1.10%
Net investment income	5.52%	4.48%	2.77%
Supplemental data
Portfolio turnover rate	38%	85%	120%
Net assets, end of period (000s omitted)	$12,502	$12,754	$13,166

1.	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Emerging Markets Local Bond Fund	17

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
INSTITUTIONAL CLASS		2013	2012[1]
Net asset value, beginning of period	$9.68	$10.85	$10.00
Net investment income	0.25	0.48	0.13
Net realized and unrealized gains (losses) on investments	(0.44)	(0.76)	0.85

Total from investment operations	(0.19)	(0.28)	0.98
Distributions to shareholders from
Net investment income	(0.31)	(0.69)	(0.13)
Net realized gains	(0.11)	(0.20)	0.00

Total distributions to shareholders	(0.42)	(0.89)	(0.13)
Net asset value, end of period	$9.07	$9.68	$10.85
Total return[2]	(1.88)%	(2.97)%	9.82%
Ratios to average net assets (annualized)
Gross expenses	1.38%	1.52%	1.94%
Net expenses	0.90%	0.90%	0.90%
Net investment income	5.72%	4.68%	2.97%
Supplemental data
Portfolio turnover rate	38%	85%	120%
Net assets, end of period (000s omitted)	$12,550	$12,790	$13,177

1.	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Emerging Markets Local Bond Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Emerging Markets Local Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign

Notes to financial statements (unaudited)	Wells Fargo Advantage Emerging Markets Local Bond Fund	19

withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the fiscal years since the Fund’s commencement of operations are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

20	Wells Fargo Advantage Emerging Markets Local Bond Fund	Notes to financial statements (unaudited)

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of April 30, 2014, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Foreign corporate bonds and notes	$0	$4,214,017	$0	$4,214,017
Foreign government bonds	0	20,336,051	0	20,336,051
Yankee corporate bonds and notes	0	556,826	0	556,826
Short-term investments
Investment companies	1,020,823	0	0	1,020,823
	$1,020,823	$25,106,894	$0	$26,127,717

As of April 30, 2014, the inputs used in valuing the Fund’s other financial instruments were as follows:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)		Significant unobservable inputs (Level 3)	Total
Forward foreign currency contracts	$0	$(10,917	)*	$0	$(10,917)

*	Amount represents the net unrealized losses.

Transfers in and transfers out are recognized at the end of the reporting period. For the six months ended April 30, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the six months ended April 30, 2014, the advisory fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. First International Advisors, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Notes to financial statements (unaudited)	Wells Fargo Advantage Emerging Markets Local Bond Fund	21

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.23% for Class A shares, 1.98% for Class C shares, 1.10% for Administrator Class shares, and 0.90 % for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the six months ended April 30, 2014, Wells Fargo Funds Distributor, LLC received $98 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2014 were $9,858,816 and $9,383,623, respectively.

6. DERIVATIVE TRANSACTIONS

During the six months ended April 30, 2014, the Fund entered into forward foreign currency contracts for economic hedging purposes.

At April 30, 2014, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to buy:

Exchange date	Counterparty	Contracts to receive	U.S. value at April 30, 2014	In exchange for U.S. $	Unrealized gains (losses)
5-20-2014	State Street Bank	4,230,000 MYR	$1,293,980	$1,275,441	$18,539
5-27-2014	State Street Bank	2,585,000 MXN	197,236	193,570	3,666
5-27-2014	State Street Bank	133,000,000 HUF	600,843	587,456	13,387
6-6-2014	State Street Bank	87,400,000 HUF	394,627	393,256	1,371
6-9-2014	State Street Bank	2,900,000 PLN	955,704	945,272	10,432
6-11-2014	State Street Bank	1,710,000 MYR	522,265	528,104	(5,839)
6-11-2014	State Street Bank	4,775,000 ZAR	451,221	442,468	8,753
6-30-2014	State Street Bank	150,000 TRY	69,961	69,838	123
7-10-2014	State Street Bank	12,500,000 RUB	344,834	344,448	386
7-10-2014	State Street Bank	5,025,000 RUB	138,623	137,108	1,515

22	Wells Fargo Advantage Emerging Markets Local Bond Fund	Notes to financial statements (unaudited)

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver	U.S. value at April 30, 2014	In exchange for U.S. $	Unrealized losses
5-20-2014	State Street Bank	4,230,000 MYR	$1,293,980	$1,284,660	$(9,320)
5-27-2014	State Street Bank	133,000,000 HUF	600,843	577,209	(23,634)
5-27-2014	State Street Bank	2,585,000 MXN	197,236	193,587	(3,649)
6-9-2014	State Street Bank	1,300,000 PLN	428,419	423,349	(5,070)
6-11-2014	State Street Bank	4,775,000 ZAR	451,221	437,532	(13,689)
6-30-2014	State Street Bank	1,670,000 ZAR	157,320	155,207	(2,113)
6-30-2014	State Street Bank	445,000 TRY	207,552	205,097	(2,455)
7-10-2014	State Street Bank	17,525,000 RUB	483,457	480,137	(3,320)

The Fund had average contract amounts of $3,231,153 and $2,843,206 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the six months ended April 30, 2014.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under the ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Summary Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Forward foreign currency contracts	State Street Bank	$58,172*	$(58,172)	$0	$0

*	Amount represents net unrealized gains.

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Forward foreign currency contracts	State Street Bank	$69,089**	$(58,172)	$0	$10,917

**	Amount represents net unrealized losses.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the six months ended April 30, 2014, the Fund paid $13 in commitment fees.

Notes to financial statements (unaudited)	Wells Fargo Advantage Emerging Markets Local Bond Fund	23

For the six months ended April 30, 2014, there were no borrowings by the Fund under the agreement.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

24	Wells Fargo Advantage Emerging Markets Local Bond Fund	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Emerging Markets Local Bond Fund	25

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

26	Wells Fargo Advantage Emerging Markets Local Bond Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Emerging Markets Local Bond Fund	27

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 27-28, 2014 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Emerging Markets Local Bond Fund (the “Fund”) and (ii) an investment sub-advisory agreement with First International Advisors, LLC (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was lower than the average performance of the Universe for the one-year period under review. The Board also noted that the performance of the Fund was lower than its benchmark, the JPMorgan Government Bond Index Emerging Markets Global Diversified Composite Index, for the one-year period under review.

28	Wells Fargo Advantage Emerging Markets Local Bond Fund	Other information (unaudited)

The Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and its benchmark for the one-year period under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance. The Board noted the limited time period of performance to review and noted that it would continue to monitor the performance of the Fund.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It

Other information (unaudited)	Wells Fargo Advantage Emerging Markets Local Bond Fund	29

considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

30	Wells Fargo Advantage Emerging Markets Local Bond Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

225162 06-14 SA261/SAR261 04-14

Wells Fargo Advantage

International Bond Fund

Semi-Annual Report

April 30, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage International Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Global bond markets broadly rallied during the period, as low growth and low inflation expectations appeared to drive yields lower and longer-term bond prices higher, particularly in the opening months of 2014. High-yield and emerging markets debt sectors performed best, while currency markets were mixed.

Dear Valued Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Advantage International Bond Fund for the six-month period that ended April 30, 2014. Global bond markets broadly rallied during the period, as low growth and low inflation expectations appeared to drive yields lower and longer-term bond prices higher, particularly in the opening months of 2014. High-yield and emerging markets debt sectors performed best, while currency markets were mixed. The U.S. high-yield bond market (measured by the Barclays U.S. Corporate High Yield Index1) provided relatively strong fixed-income returns during the period, outpacing returns from the investment-grade corporate bond markets (measured by the Barclays Corporate Bond Index2) and U.S. Treasuries (measured by the Barclays U.S. Treasury Index3). U.S. mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS), and corporate bonds generated positive returns. On the whole, fixed-income markets across the globe notably rallied over the first four months of 2014, rebounding nicely from some challenging price corrections during 2013. In general, the corporate bond sector—notably, high-yield corporate bonds—was the best across all global markets, while sovereign debt issuances generally lagged behind.

At the end of 2013, currency markets were volatile while bond markets staged a recovery.

Global currency markets were mixed during the final months of 2013, with strength in eastern European currencies but weakness in Australian and Brazilian currencies. The most significant event during these waning months of 2013 was a continued sharp decline in the value of the Japanese yen. Bond markets of the smaller global economies continued to outperform the bond markets of the largest economies, while the strong demand for income across global bond markets continued to support higher-yield securities, such as corporate bonds and structured products (for example, MBS).

Simultaneously, the U.S. high-yield bond market continued to rally, building on positive gains from the previous months. Yield spreads continued to tighten significantly across the board, while U.S. Treasury yields ratcheted higher, most notably in maturities of five years and longer. Lower-rated credit tiers outperformed each respectively higher-rated credit tier, while the high-yield default rate remained historically low as refinancing levels declined modestly with rate increases but net new issuance remained strong. The rise in U.S. Treasury yields pressured security prices across the U.S. investment-grade bond markets. The corporate bond and CMBS sectors provided positive returns. By contrast, U.S. Treasuries declined in value and residential MBS had negative returns as mortgage rates shifted higher.

International and U.S. fixed-income markets rallied strongly over the first four months of 2014.

Global bond markets broadly rallied during the opening months of 2014, as low growth and low inflation expectations appeared to drive yields lower and longer-term

1.	The Barclays U.S. Corporate High Yield Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

2.	The Barclays Corporate Bond Index is an unmanaged market-value-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more. You cannot invest directly in an index.

3.	The Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage International Bond Fund	3

bond prices higher. Global high-yield and emerging markets debt sectors performed best during February and March 2014. After a volatile January 2014, which saw yields and risk move higher in smaller economic regions, markets recovered in February 2014, carrying those trends into March and April 2014, which led some smaller bond markets to outperform the major markets during the period. Brazil, Italy, and Spain notably outperformed other countries, while Russia declined in value with the escalating crisis in the Ukraine in March 2014. Currency markets continued to be mixed during the late winter bond market rallies, as the Brazilian real appreciated while the Russian ruble and Polish zloty depreciated. The Japanese yen halted its precipitous decline from the waning months of 2013 and appreciated over the first four months of 2014.

Favorable conditions for U.S. fixed-income markets were restored in the early months of 2014.

Seemingly much to the surprise of many everyday investors and seasoned investment professionals alike, U.S. fixed-income markets (measured by the Barclays U.S. Aggregate Bond Index4) largely outperformed U.S. equity markets (measured by the S&P 500 Index5) during the opening months of 2014. This helped support global bond markets, particularly global corporate bonds. Reassurances from the U.S. Federal Reserve (Fed) that a highly accommodative monetary policy would continue throughout 2014 inspired bond rallies across the globe.

One positive takeaway for bond investors that helped fuel the global fixed-income rallies was former Fed Chairman Ben Bernanke’s guidance at the end of 2013. He indicated that the tapering of the Fed’s bond-buying program would proceed at a slow pace and that a reduction in quantitative easing should not be equivocated with a tightening of monetary policy. The distinction was important—although the bond-buying program was declining in volume, it was, nonetheless, still continuing. In addition, he indicated that the federal funds target rate would remain unchanged for the foreseeable future, with the implication that it would not increase until the bond-buying program was fully disbanded. These were important statements for investors that helped bolster U.S. fixed-income and global bond valuations in the opening months of 2014.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their

Reassurances from the U.S. Federal Reserve that a highly accommodative monetary policy would continue throughout 2014 inspired bond rallies across the globe.

4.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest directly in an index.

5.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4	Wells Fargo Advantage International Bond Fund	Letter to shareholders (unaudited)

investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to shareholders

The Fund and Wells Fargo Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Fund, to select or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management or the Fund, except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Fund (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Fund’s assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Fund and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Fund. In the event that a new subadviser is hired pursuant to the Multi-manager Structure, the Fund is required to provide notice to shareholders within 90 days.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

This page is intentionally left blank.

6	Wells Fargo Advantage International Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

First International Advisors, LLC

Portfolio managers

Tony Norris

Peter Wilson

Michael Lee

Alex Perrin

Christopher Wightman

Average annual total returns1 (%) as of April 30, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (ESIYX)	9-30-2003	(4.65)	4.73	4.86	(0.16)	5.71	5.35	1.05	1.03
Class B (ESIUX)*	9-30-2003	(5.69)	4.59	4.82	(0.91)	4.92	4.82	1.80	1.78
Class C (ESIVX)	9-30-2003	(1.90)	4.91	4.57	(0.90)	4.91	4.57	1.80	1.78
Class R6 (ESIRX)	11-30-2012	–	–	–	0.26	6.06	5.67	0.67	0.65
Administrator Class (ESIDX)	7-30-2010	–	–	–	0.05	5.88	5.52	0.99	0.85
Institutional Class (ESICX)	12-15-1993	–	–	–	0.16	6.02	5.65	0.72	0.70
BofA Merrill Lynch Global Broad Market Ex. U.S. Index[4]	–	–	–	–	3.12	5.36	5.20	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk, mortgage- and assetbacked securities risk, and regional risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage International Bond Fund	7

Ten largest long-term holdings[5] (%) as of April 30, 2014
Italy Buoni Poliennali del Tesoro, 4.75%, 9-1-2044	5.36%
Bonos y Obligaciones del Estado, 5.15%, 10-31-2044	4.97%
Poland, 4.00%, 10-25-2023	4.76%
Mexico, 4.75%, 6-14-2018	4.51%
Malaysia, 3.31%, 10-31-2017	4.46%
New Zealand, 5.50%, 4-15-2023	4.44%
Brazil, 10.00%, 1-1-2023	3.64%
Australia, 3.25%, 4-21-2025	3.50%
Bonos y Obligaciones del Estado, 5.15%, 10-31-2028	3.42%
Italy Buoni Poliennali del Tesoro, 4.75%, 9-1-2028	3.42%

Portfolio allocation[6] as of April 30, 2014

1.	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen International Bond Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through February 28, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The BofA Merrill Lynch Global Broad Market Ex. U.S. Index tracks the performance of investment grade debt publicly issued in the major domestic and euro bond markets, including sovereign, quasi-government, corporate, securitized and collateralized securities and excludes all securities denominated in U.S. dollars. You cannot invest directly in an index.

5.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

6.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage International Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2013 to April 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11-1-2013	Ending account value 4-30-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,030.17	$5.18	1.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.69	$5.16	1.03%
Class B
Actual	$1,000.00	$1,026.03	$8.94	1.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.97	$8.90	1.78%
Class C
Actual	$1,000.00	$1,025.50	$8.94	1.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.97	$8.90	1.78%
Class R6
Actual	$1,000.00	$1,031.68	$3.27	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Administrator Class
Actual	$1,000.00	$1,030.51	$4.28	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Institutional Class
Actual	$1,000.00	$1,030.70	$3.52	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage International Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Corporate Bonds and Notes: 0.17%

United States: 0.17%
NBCUniversal Media LLC (Consumer Discretionary, Media)	2.88%	1-15-2023	$2,600,000	$2,531,766

Total Corporate Bonds and Notes (Cost $2,595,882)				2,531,766

Foreign Corporate Bonds and Notes @: 19.68%

Australia: 0.96%
General Electric Capital Corporation (Financials, Diversified Financial Services, AUD)	6.00	3-15-2019	1,405,000	1,398,975
Telstra Corporation Limited (Telecommunication Services, Diversified Telecommunication Services, EUR)	3.75	5-16-2022	8,000,000	12,497,798

				13,896,773

Belgium: 0.51%
Anheuser-Busch InBev NV (Consumer Staples, Beverages, EUR)	2.88	9-25-2024	5,000,000	7,302,438

Bermuda: 0.53%
Bacardi Limited (Consumer Staples, Beverages, EUR)	2.75	7-3-2023	5,350,000	7,584,823

Brazil: 0.34%
BRF SA (Consumer Staples, Food Products, BRL) 144A	7.75	5-22-2018	13,500,000	4,895,056

Czech Republic: 0.80%
EP Energy LLC (Energy, Oil, Gas & Consumable Fuels, EUR)	5.88	11-1-2019	7,500,000	11,575,696

France: 1.12%
Autoroutes Du Sud de la France (Industrials, Transportation Infrastructure, EUR)	2.95	1-17-2024	1,000,000	1,437,806
Casino Guichard Perrachon SA (Consumer Staples, Food & Staples Retailing, EUR)	3.31	1-25-2023	4,300,000	6,292,696
Casino Guichard Perrachon SA (Consumer Staples, Food & Staples Retailing, EUR)	4.73	5-26-2021	3,500,000	5,648,895
Financiere Quick S.A.S. (Consumer Discretionary, Hotels, Restaurants & Leisure, EUR) 144A±	5.08	4-15-2019	1,000,000	1,383,881
Numericable Group SA (Consumer Discretionary, Media, EUR) 144A%%	5.38	5-15-2022	1,000,000	1,437,641

				16,200,919

Germany: 1.82%
Daimler AG (Consumer Discretionary, Automobiles, EUR)	2.00	6-25-2021	5,050,000	7,113,504
Daimler AG (Consumer Discretionary, Automobiles, EUR)	2.25	1-24-2022	2,700,000	3,844,494
KfW (Financials, Banks, AUD)	5.00	3-19-2024	12,650,000	12,114,997
Unitymedia Hessen GmbH & Company (Consumer Discretionary, Media, EUR) 144A	5.13	1-21-2023	1,700,000	2,490,569
Unitymedia Hessen GmbH & Company (Consumer Discretionary, Media, EUR) 144A	5.75	1-15-2023	500,000	750,036

				26,313,600

Ireland: 0.71%
AG Spring Finance II Limited (Financials, Diversified Financial Services, EUR) 144A	7.50	6-1-2018	3,600,000	5,172,560
General Electric Capital Corporation (Financials, Diversified Financial Services, EUR)	2.63	3-15-2023	3,500,000	5,031,611

				10,204,171

Italy: 0.74%
Fiat Industrial SpA (Financials, Consumer Finance, EUR)	6.25	3-9-2018	3,000,000	4,730,584
Luxottica Group SpA (Consumer Discretionary, Textiles, Apparel & Luxury Goods, EUR)	3.63	3-19-2019	3,000,000	4,610,276
Marcolin SpA (Consumer Discretionary, Textiles, Apparel & Luxury Goods, EUR) 144A	8.50	11-15-2019	900,000	1,329,774

				10,670,634

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage International Bond Fund	Portfolio of investments—April 30, 2014 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Luxembourg: 3.86%
Befesa Zinc Aser SA (Utilities, Water Utilities, EUR)	8.88%	5-15-2018	4,025,000	$5,963,240
European Investment Bank (Financials, Banks, NOK)	3.00	5-22-2019	35,500,000	6,111,258
European Investment Bank (Financials, Banks, NZD)	4.75	1-22-2019	10,400,000	8,969,025
European Investment Bank (Financials, Banks, AUD)	6.50	8-7-2019	22,400,000	23,299,599
Gestamp Funding Luxembourg SA (Consumer Discretionary, Auto Components, EUR)	5.88	5-31-2020	1,500,000	2,222,534
Heidelbergcement AG (Industrials, Building Products, EUR)	8.50	10-31-2019	1,730,000	3,084,147
Play Finance 2 SA (Telecommunication Services, Wireless Telecommunication Services, EUR) 144A	5.25	2-1-2019	1,600,000	2,291,901
Servus Luxembourg Holding SCA (Consumer Discretionary, Automobiles, EUR) 144A	7.75	6-15-2018	2,550,000	3,798,826

				55,740,530

Mexico: 0.65%
America Movil SAB de CV (Telecommunication Services, Wireless Telecommunication Services, EUR)	3.00	7-12-2021	6,000,000	8,869,907
Petroleos Mexicanos (Energy, Oil, Gas & Consumable Fuels, MXN) 144A	7.19	9-12-2024	6,050,000	451,485

				9,321,392

Netherlands: 1.71%
ASML Holding NV (Information Technology, Semiconductors & Semiconductor Equipment, EUR)	3.38	9-19-2023	400,000	588,408
Bank Nederlandse Gemeenten NV (Financials, Banks, EUR)	2.63	9-1-2020	5,250,000	7,837,777
BMW Finance NV (Financials, Consumer Finance, EUR)	3.25	1-14-2019	800,000	1,215,041
Grupo Isolux Corsan Finance BV (Industrials, Construction & Engineering, EUR) 144A	6.63	4-15-2021	2,500,000	3,485,715
Heineken NV (Consumer Staples, Beverages, EUR)	2.13	8-4-2020	6,000,000	8,514,485
Interxion Holding NV (Information Technology, IT Services, EUR) 144A	6.00	7-15-2020	2,000,000	2,963,378

				24,604,804

Norway: 0.86%
Kommunalbanken AS (Financials, Banks, AUD)	5.25	7-15-2024	13,000,000	12,460,339

Spain: 0.86%
Gas Natural Fenosa (Energy, Oil, Gas & Consumable Fuels, EUR)	3.88	4-11-2022	2,300,000	3,577,341
Portaventura Entertainment Barcelona BV (Consumer Discretionary, Hotels, Restaurants & Leisure, EUR)	7.25	12-1-2020	2,100,000	3,070,031
Portaventura Entertainment Barcelona BV (Consumer Discretionary, Hotels, Restaurants & Leisure, EUR) 144A	7.25	12-1-2020	750,000	1,096,970
Telefonica Emisiones S.A.U. (Telecommunication Services, Diversified Telecommunication Services, EUR)	3.99	1-23-2023	3,000,000	4,637,046

				12,381,388

Switzerland: 0.35%
Eurofima (Financials, Banks, AUD)	6.25	12-28-2018	5,000,000	5,112,451

United Kingdom: 3.57%
Arqiva Broadcast Finance plc (Consumer Discretionary, Media, GBP) 144A	9.50	3-31-2020	800,000	1,546,574
B.A.T. International Finance plc (Financials, Diversified Financial Services, EUR)	2.75	3-25-2025	4,950,000	7,004,067
Bakkavor Finance 2 plc (Consumer Staples, Food & Staples Retailing, GBP)	8.25	2-15-2018	900,000	1,618,331
Bakkavor Finance 2 plc (Consumer Staples, Food & Staples Retailing, GBP)	8.75	6-15-2020	700,000	1,316,023

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage International Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

United Kingdom (continued)
Heathrow Funding Limited (Industrials, Transportation Infrastructure, EUR)	4.60%	2-15-2020	4,450,000	$6,945,343
Imperial Tobacco Finance Company (Consumer Staples, Tobacco, EUR)	5.00	12-2-2019	4,100,000	6,652,384
Jaguar Land Rover plc (Consumer Discretionary, Automobiles, GBP)	8.25	3-15-2020	3,355,000	6,394,857
National Grid plc (Utilities, Multi-Utilities, EUR)	4.38	3-10-2020	6,511,000	10,405,890
Phones4u Finance plc (Telecommunication Services, Diversified Telecommunication Services, GBP)	9.50	4-1-2018	2,410,000	4,247,673
United Utilities plc (Utilities, Water Utilities, EUR)	4.25	1-24-2020	1,778,000	2,809,545
Virgin Media Finance plc (Consumer Discretionary, Media, GBP)	8.88	10-15-2019	1,431,000	2,585,274

				51,525,961

United States: 0.29%
Iron Mountain Incorporated (Industrials, Commercial Services & Supplies, EUR)	6.75	10-15-2018	1,920,000	2,687,011
Verizon Communications Incorporated (Telecommunication Services, Diversified Telecommunication Services, EUR)	3.25	2-17-2026	1,000,000	1,462,114

				4,149,125

Total Foreign Corporate Bonds and Notes (Cost $263,552,653)				283,940,100

Foreign Government Bonds @: 73.17%
Australia (AUD)	3.25	4-21-2025	58,495,000	50,573,803
Australian Government Bond (AUD)	5.50	1-21-2018	38,950,000	39,191,134
Australian Government Bond Series 133 (AUD)	5.50	4-21-2023	9,000,000	9,396,512
Bonos y Obligaciones del Estado 144A (EUR)	5.15	10-31-2028	30,295,000	49,404,287
Bonos y Obligaciones del Estado 144A (EUR)	5.15	10-31-2044	43,900,000	71,689,019
Brazil (BRL)	8.50	1-5-2024	31,590,000	13,671,645
Brazil (BRL)	10.00	1-1-2023	129,150,000	52,512,949
Colombia (COP)	7.75	4-14-2021	1,675,000,000	974,602
Germany (NOK)	4.00	3-4-2016	40,000,000	6,997,601
Hungary (HUF)	5.50	6-24-2025	404,500,000	1,829,539
Hungary (HUF)	6.00	11-24-2023	3,594,050,000	17,159,047
Hungary (HUF)	6.75	11-24-2017	545,000,000	2,701,768
Hungary (HUF)	7.00	6-24-2022	4,250,000,000	21,466,340
Indonesia (IDR)	7.88	4-15-2019	25,000,000,000	2,183,973
Indonesia (IDR)	8.38	3-15-2024	29,150,000,000	2,575,507
Italy Buoni Poliennali del Tesoro 144A (EUR)	4.75	9-1-2028	31,500,000	49,293,985
Italy Buoni Poliennali del Tesoro 144A (EUR)	4.75	9-1-2044	50,250,000	77,410,065
Korea (KRW)	2.75	9-10-2017	26,840,000,000	25,787,959
Korea (KRW)	5.25	3-10-2027	33,590,000,000	37,862,916
Malaysia (MYR)	3.26	3-1-2018	7,450,000	2,257,520
Malaysia (MYR)	3.31	10-31-2017	211,500,000	64,330,133
Malaysia (MYR)	4.26	9-15-2016	6,725,000	2,103,246
Mexico (MXN)	4.75	6-14-2018	858,160,000	65,036,757
Mexico (MXN)	10.00	12-5-2024	25,500,000	2,512,321
New South Wales Treasury (AUD)	6.00	2-1-2018	15,000,000	15,250,370
New Zealand (NZD)	5.50	4-15-2023	68,825,000	64,045,780
Nigeria (NGN)	15.10	4-27-2017	170,000,000	1,110,582
Norway (NOK)	3.75	5-25-2021	127,300,000	23,186,876
Norway (NOK)	4.50	5-22-2019	71,500,000	13,392,126
Poland (PLN)	4.00	10-25-2023	208,440,000	68,680,245
Province of Ontario (AUD)	6.25	9-29-2020	13,600,000	13,850,212

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage International Bond Fund	Portfolio of investments—April 30, 2014 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Foreign Government Bonds @ (continued)
Queensland Treasury (AUD)	5.75%	7-22-2024	11,000,000	$11,296,893
Queensland Treasury (AUD)	6.00	2-21-2018	15,000,000	15,219,393
Republic of South Africa (ZAR)	6.50	2-28-2041	22,300,000	1,566,691
Republic of South Africa (ZAR)	7.75	2-28-2023	456,175,000	41,782,257
Republic of South Africa (ZAR)	8.00	1-31-2030	18,500,000	1,616,563
Romania (RON)	6.00	4-30-2016	5,000,000	1,631,839
Russia (RUB)	7.00	1-25-2023	122,900,000	2,992,723
Russia (RUB)	7.50	3-15-2018	100,275,000	2,674,000
Sweden Government Bond Series 1052 (SEK)	4.25	3-12-2019	204,500,000	35,846,533
Sweden Government Bond Series 1057 (SEK)	1.50	11-13-2023	216,400,000	31,886,568
Thailand (THB)	3.25	6-16-2017	105,250,000	3,328,291
Turkey (TRY)	6.30	2-14-2018	77,655,000	33,723,869
Turkey (TRY)	9.00	3-8-2017	8,300,000	3,930,369

Total Foreign Government Bonds (Cost $1,053,805,085)				1,055,934,808

Yankee Corporate Bonds and Notes: 2.92%

Bermuda: 0.26%
Qtel International Finance Limited (Telecommunication Services, Diversified Telecommunication Services)	4.75	2-16-2021	$3,550,000	3,802,938

Brazil: 0.57%
ITAU Unibanco Holding SA (Financials, Banks)	5.13	5-13-2023	1,750,000	1,743,000
Petroplus International Finance Company (Energy, Oil, Gas & Consumable Fuels)	5.75	1-20-2020	6,185,000	6,530,457

				8,273,457

Cayman Islands: 0.50%
International Petroleum Investment Company (Energy, Oil, Gas & Consumable Fuels)	5.00	11-15-2020	5,700,000	6,284,250
Petrobras International Finance Company (Energy, Oil, Gas & Consumable Fuels)	5.38	1-27-2021	860,000	880,473

				7,164,723

Israel: 0.24%
B Communications Limited (Telecommunication Services, Diversified Telecommunication Services) 144A	7.38	2-15-2021	3,250,000	3,436,875

Netherlands: 0.47%
Mubadala Development Company (Energy, Oil, Gas & Consumable Fuels)	5.50	4-20-2021	3,200,000	3,648,000
Myriad International Holdings BV (Consumer Discretionary, Media)	6.00	7-18-2020	2,950,000	3,222,875

				6,870,875

Peru: 0.49%
Banco De Credito Del Peru (Financials, Banks) 144A (i)	4.25	4-1-2023	7,235,000	7,026,994

United Kingdom: 0.39%
British Sky Broadcasting Group plc (Consumer Discretionary, Media) 144A	3.13	11-26-2022	2,900,000	2,804,851
Enquest plc (Energy, Oil, Gas & Consumable Fuels) 144A	7.00	4-15-2022	1,200,000	1,227,000
Vedanta Resources plc (Materials, Metals & Mining) 144A	6.00	1-31-2019	1,600,000	1,594,000

				5,625,851

Total Yankee Corporate Bonds and Notes (Cost $40,824,910)				42,201,713

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage International Bond Fund	13

Security name	Yield	Shares	Value

Short-Term Investments: 2.02%

Investment Companies: 2.02%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)##	0.07%	29,113,447	$29,113,447

Total Short-Term Investments (Cost $29,113,447)			29,113,447

Total investments in securities
(Cost $1,389,891,977) *	97.96%	1,413,721,834
Other assets and liabilities, net	2.04	29,367,679

Total net assets	100.00%	$1,443,089,513

@	Foreign bond principal is denominated in local currency.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended

±	Variable rate investment. The interest rate shown is the rate in effect at period end.

%%	Security issued on a when-issued basis.

(i)	Illiquid security

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(u)	Rate shown is the 7-day annualized yield at period end.

##	All or a portion of this security has been segregated for when-issued securities.

*	Cost for federal income tax purposes is $1,390,252,761 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$55,728,857
Gross unrealized depreciation	(32,259,784)

Net unrealized appreciation	$23,469,073

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage International Bond Fund	Statement of assets and liabilities—April 30, 2014 (unaudited)

Assets
Investments
In unaffiliated securities, at value (see cost below)	$1,384,608,387
In affiliated securities, at value (see cost below)	29,113,447

Total investments, at value (see cost below)	1,413,721,834
Foreign currency, at value (see cost below)	11,829,955
Receivable for investments sold	10,759,981
Receivable for Fund shares sold	2,744,634
Receivable for interest	18,221,040
Unrealized gains on forward foreign currency contracts	2,574,807
Prepaid expenses and other assets	34,515

Total assets	1,459,886,766

Liabilities
Payable for investments purchased	1,387,350
Payable for Fund shares redeemed	1,143,016
Unrealized losses on forward foreign currency contracts	13,246,755
Advisory fee payable	566,357
Distribution fees payable	8,853
Due to other related parties	167,057
Accrued expenses and other liabilities	277,865

Total liabilities	16,797,253

Total net assets	$1,443,089,513

NET ASSETS CONSIST OF
Paid-in capital	$1,432,466,844
Undistributed net investment income	16,724,687
Accumulated net realized losses on investments	(19,675,633)
Net unrealized gains on investments	13,573,615

Total net assets	$1,443,089,513

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$107,993,359
Shares outstanding – Class A	9,652,597
Net asset value per share – Class A	$11.19
Maximum offering price per share – Class A2	$11.72
Net assets – Class B	$1,172,777
Shares outstanding – Class B	105,294
Net asset value per share – Class B	$11.14
Net assets – Class C	$13,242,845
Shares outstanding – Class C	1,200,192
Net asset value per share – Class C	$11.03
Net assets – Class R6	$2,513,905
Share outstanding – Class R6	223,675
Net asset value per share – Class R6	$11.24
Net assets – Administrator Class	$356,526,383
Shares outstanding – Administrator Class	31,863,286
Net asset value per share – Administrator Class	$11.19
Net assets – Institutional Class	$961,640,244
Shares outstanding – Institutional Class	85,678,477
Net asset value per share – Institutional Class	$11.22

Investments in unaffiliated securities, at cost	$1,360,778,530

Investments in affiliated securities, at cost	$29,113,447

Total investments, at cost	$1,389,891,977

Foreign currency, at cost	$11,702,212

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended April 30, 2014 (unaudited)	Wells Fargo Advantage International Bond Fund	15

Investment income
Interest**	$32,097,699
Income from affiliated securities	5,775

Total investment income	32,103,474

Expenses
Advisory fee	3,780,407
Administration fees
Fund level	359,445
Class A	84,965
Class B	1,200
Class C	11,112
Class R6	360
Administrator Class	165,722
Institutional Class	392,936
Shareholder servicing fees
Class A	132,758
Class B	1,875
Class C	17,363
Administrator Class	412,871
Distribution fees
Class B	5,625
Class C	52,089
Custody and accounting fees	280,469
Professional fees	27,191
Registration fees	39,695
Shareholder report expenses	71,908
Trustees’ fees and expenses	3,394
Interest expense	5,196
Other fees and expenses	8,105

Total expenses	5,854,686
Less: Fee waivers and/or expense reimbursements	(310,934)

Net expenses	5,543,752

Net investment income	26,559,722

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(36,246,848)
Forward foreign currency contract transactions	16,719,235

Net realized losses on investments	(19,527,613)

Net change in unrealized gains (losses) on:
Unaffiliated securities	45,333,860
Forward foreign currency contract transactions	(11,030,584)

Net change in unrealized gains (losses) on investments	34,303,276

Net realized and unrealized gains (losses) on investments	14,775,663

Net increase in net assets resulting from operations	$41,335,385

** Net of foreign interest withholding taxes in the amount of	$66,660

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage International Bond Fund	Statement of changes in net assets

	Six months ended April 30, 2014 (unaudited)		Year ended October 31, 2013

Operations
Net investment income		$26,559,722		$52,650,788
Net realized losses on investments		(19,527,613)		(5,183,740)
Net change in unrealized gains (losses) on investments		34,303,276		(98,104,311)

Net increase (decrease) in net assets resulting from operations		41,335,385		(50,637,263)

Distributions to shareholders from
Net investment income
Class A		(654,738)		(188,764)
Class B		(3,281)		0
Class C		(58,435)		(1,384)
Class R6		(16,531)		(104)[1]
Administrator Class		(2,119,095)		(503,737)
Institutional Class		(6,697,832)		(2,422,485)
Net realized gains
Class A		(3,719,413)		(1,427,842)
Class B		(57,768)		(36,299)
Class C		(526,829)		(239,783)
Class R6		(83,685)		(520)[1]
Administrator Class		(11,543,115)		(3,080,974)
Institutional Class		(36,033,595)		(13,023,314)

Total distributions to shareholders		(61,514,317)		(20,925,206)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,320,256	14,396,450	3,829,061	43,384,112
Class B	891	9,492	2,136	24,742
Class C	37,494	409,545	113,680	1,298,982
Class R6	33,207	364,252	215,271 [1]	2,422,295 [1]
Administrator Class	5,815,689	63,406,501	11,260,991	127,839,631
Institutional Class	11,276,936	122,573,276	29,905,223	339,623,997

		201,159,516		514,593,759

Reinvestment of distributions
Class A	395,067	4,260,763	129,784	1,524,180
Class B	5,011	53,798	2,686	31,562
Class C	43,996	468,648	15,788	184,193
Class R6	9,261	100,216	53 [1]	624 [1]
Administrator Class	1,241,551	13,387,429	214,185	2,510,250
Institutional Class	2,869,787	31,030,895	760,210	8,920,248

		49,301,749		13,171,057

Payment for shares redeemed
Class A	(2,117,084)	(23,143,809)	(5,704,996)	(64,387,685)
Class B	(77,902)	(847,976)	(165,887)	(1,894,295)
Class C	(319,792)	(3,438,940)	(684,141)	(7,721,224)
Class R6	(33,021)	(359,732)	(1,096)[1]	(12,525)[1]
Administrator Class	(4,773,861)	(51,888,726)	(6,823,998)	(76,971,446)
Institutional Class	(26,753,393)	(291,829,584)	(39,825,696)	(452,449,852)

		(371,508,767)		(603,437,027)

Net decrease in net assets resulting from capital share transactions		(121,047,502)		(75,672,211)

Total decrease in net assets		(141,226,434)		(147,234,680)

Net assets
Beginning of period		1,584,315,947		1,731,550,627

End of period		$1,443,089,513		$1,584,315,947

Undistributed (overdistributed) net investment income		$16,724,687		$(285,123)

1.	For the period from November 30, 2012 (commencement of class operations) to October 31, 2013

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage International Bond Fund	17

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
CLASS A		2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$11.32	$11.83	$11.85	$12.23	$11.59	$10.36
Net investment income	0.19 [2]	0.36 [2]	0.33 [2]	0.39 [2]	0.40	0.39 [2]
Net realized and unrealized gains (losses) on investments	0.14	(0.73)	0.08	(0.18)	0.65	2.20

Total from investment operations	0.33	(0.37)	0.41	0.21	1.05	2.59
Distributions to shareholders from
Net investment income	(0.07)	(0.02)	(0.29)	(0.51)	(0.41)	(1.36)
Net realized gains	(0.39)	(0.12)	(0.14)	(0.08)	0.00	0.00

Total distributions to shareholders	(0.46)	(0.14)	(0.43)	(0.59)	(0.41)	(1.36)
Net asset value, end of period	$11.19	$11.32	$11.83	$11.85	$12.23	$11.59
Total return[3]	3.02%	(3.18)%	3.66%	1.93%	9.35%	26.34%
Ratios to average net assets (annualized)
Gross expenses	1.05%	1.05%	1.04%	1.02%	1.10%	1.05%
Net expenses	1.03%	1.03%	1.03%	1.02%	1.08%	1.05%
Net investment income	3.44%	2.93%	2.88%	3.26%	3.53%	3.65%
Supplemental data
Portfolio turnover rate	47%	129%	79%	88%	89%	118%
Net assets, end of period (000s omitted)	$107,993	$113,846	$139,600	$286,577	$255,134	$246,719

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen International Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class A of Evergreen International Bond Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage International Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
CLASS B		2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$11.27	$11.85	$11.88	$12.25	$11.54	$10.37
Net investment income	0.15 [2]	0.27 [2]	0.24 [2]	0.31	0.29	0.30 [2]
Net realized and unrealized gains (losses) on investments	0.13	(0.73)	0.09	(0.19)	0.67	2.21

Total from investment operations	0.28	(0.46)	0.33	0.12	0.96	2.51
Distributions to shareholders from
Net investment income	(0.02)	0.00	(0.22)	(0.41)	(0.25)	(1.34)
Net realized gains	(0.39)	(0.12)	(0.14)	(0.08)	0.00	0.00

Total distributions to shareholders	(0.41)	(0.12)	(0.36)	(0.49)	(0.25)	(1.34)
Net asset value, end of period	$11.14	$11.27	$11.85	$11.88	$12.25	$11.54
Total return[3]	2.60%	(3.90)%	2.90%	1.15%	8.55%	25.44%
Ratios to average net assets (annualized)
Gross expenses	1.80%	1.80%	1.79%	1.77%	1.85%	1.79%
Net expenses	1.78%	1.78%	1.78%	1.77%	1.82%	1.79%
Net investment income	2.67%	2.13%	2.12%	2.53%	2.77%	2.86%
Supplemental data
Portfolio turnover rate	47%	129%	79%	88%	89%	118%
Net assets, end of period (000s omitted)	$1,173	$1,998	$4,008	$6,925	$10,060	$11,615

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen International Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class B of Evergreen International Bond Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage International Bond Fund	19

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
CLASS C		2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$11.19	$11.76	$11.81	$12.20	$11.51	$10.35
Net investment income	0.14 [2]	0.26 [2]	0.24 [2]	0.31	0.33	0.30 [2]
Net realized and unrealized gains (losses) on investments	0.13	(0.71)	0.08	(0.19)	0.64	2.20

Total from investment operations	0.27	(0.45)	0.32	0.12	0.97	2.50
Distributions to shareholders from
Net investment income	(0.04)	(0.00)[3]	(0.23)	(0.43)	(0.28)	(1.34)
Net realized gains	(0.39)	(0.12)	(0.14)	(0.08)	0.00	0.00

Total distributions to shareholders	(0.43)	(0.12)	(0.37)	(0.51)	(0.28)	(1.34)
Net asset value, end of period	$11.03	$11.19	$11.76	$11.81	$12.20	$11.51
Total return[4]	2.55%	(3.84)%	2.86%	1.11%	8.61%	25.47%
Ratios to average net assets (annualized)
Gross expenses	1.80%	1.80%	1.79%	1.77%	1.85%	1.79%
Net expenses	1.78%	1.78%	1.78%	1.77%	1.82%	1.79%
Net investment income	2.68%	2.15%	2.12%	2.50%	2.77%	2.87%
Supplemental data
Portfolio turnover rate	47%	129%	79%	88%	89%	118%
Net assets, end of period (000s omitted)	$13,243	$16,097	$23,448	$27,861	$30,974	$33,330

1	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen International Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class C of Evergreen International Bond Fund.

2.	Calculated based upon average shares outstanding

3.	Amount is less than$0.005 per share.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage International Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended
CLASS R6		October 31, 2013[1]
Net asset value, beginning of period	$11.36	$11.80
Net investment income	0.21	0.39 [2]
Net realized and unrealized gains (losses) on investments	0.13	(0.69)

Total from investment operations	0.34	(0.30)
Distributions to shareholders from
Net investment income	(0.07)	(0.02)
Net realized gains	(0.39)	(0.12)

Total distributions to shareholders	(0.46)	(0.14)
Net asset value, end of period	$11.24	$11.36
Total return[3]	3.17%	(2.52)%
Ratios to average net assets (annualized)
Gross expenses	0.67%	0.68%
Net expenses	0.65%	0.65%
Net investment income	4.24%	3.70%
Supplemental data
Portfolio turnover rate	47%	129%
Net assets, end of period (000s omitted)	$2,514	$2,433

1.	For the period from November 30, 2012 (commencement of class operations) to October 31, 2013

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage International Bond Fund	21

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
ADMINISTRATOR CLASS		2013	2012	2011	2010[1]
Net asset value, beginning of period	$11.32	$11.81	$11.83	$12.23	$11.39
Net investment income	0.20	0.36 [2]	0.35 [2]	0.38 [2]	0.11 [2]
Net realized and unrealized gains (losses) on investments	0.13	(0.71)	0.08	(0.16)	0.82

Total from investment operations	0.33	(0.35)	0.43	0.22	0.93
Distributions to shareholders from
Net investment income	(0.07)	(0.02)	(0.31)	(0.54)	(0.09)
Net realized gains	(0.39)	(0.12)	(0.14)	(0.08)	0.00

Total distributions to shareholders	(0.46)	(0.14)	(0.45)	(0.62)	(0.09)
Net asset value, end of period	$11.19	$11.32	$11.81	$11.83	$12.23
Total return[3]	3.05%	(2.98)%	3.89%	2.03%	8.21%
Ratios to average net assets (annualized)
Gross expenses	0.99%	0.99%	0.97%	0.95%	1.05%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	3.62%	3.15%	3.04%	3.21%	3.63%
Supplemental data
Portfolio turnover rate	47%	129%	79%	88%	89%
Net assets, end of period (000s omitted)	$356,526	$334,778	$294,330	$170,836	$4,866

1.	For the period from July 30, 2010 (commencement of class operations) to October 31, 2010

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage International Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
INSTITUTIONAL CLASS		2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$11.35	$11.82	$11.84	$12.23	$11.59	$10.35
Net investment income	0.21	0.37	0.36	0.44	0.44	0.43
Net realized and unrealized gains (losses) on investments	0.12	(0.70)	0.09	(0.20)	0.65	2.18

Total from investment operations	0.33	(0.33)	0.45	0.24	1.09	2.61
Distributions to shareholders from
Net investment income	(0.07)	(0.02)	(0.33)	(0.55)	(0.45)	(1.37)
Net realized gains	(0.39)	(0.12)	(0.14)	(0.08)	0.00	0.00

Total distributions to shareholders	(0.46)	(0.14)	(0.47)	(0.63)	(0.45)	(1.37)
Net asset value, end of period	$11.22	$11.35	$11.82	$11.84	$12.23	$11.59
Total return[2]	3.07%	(2.78)%	3.99%	2.19%	9.73%	26.71%
Ratios to average net assets (annualized)
Gross expenses	0.72%	0.72%	0.71%	0.69%	0.82%	0.79%
Net expenses	0.70%	0.70%	0.71%	0.69%	0.80%	0.79%
Net investment income	3.76%	3.26%	3.19%	3.60%	3.79%	3.86%
Supplemental data
Portfolio turnover rate	47%	129%	79%	88%	89%	118%
Net assets, end of period (000s omitted)	$961,640	$1,115,163	$1,270,164	$1,228,793	$1,276,184	$997,308

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen International Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class I of Evergreen International Bond Fund.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements (unaudited)	Wells Fargo Advantage International Bond Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage International Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and

24	Wells Fargo Advantage International Bond Fund	Notes to financial statements (unaudited)

settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Notes to financial statements (unaudited)	Wells Fargo Advantage International Bond Fund	25

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

26	Wells Fargo Advantage International Bond Fund	Notes to financial statements (unaudited)

As of April 30, 2014, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Corporate bonds and notes	$0	$2,531,766	$0	$2,531,766
Foreign corporate bonds and notes	0	283,940,100	0	283,940,100
Foreign government bonds	0	1,055,934,808	0	1,055,934,808
Yankee corporate bonds and notes	0	42,201,713	0	42,201,713
Short-term investments
Investment companies	29,113,447	0	0	29,113,447
	$29,113,447	$1,384,608,387	$0	$1,413,721,834

As of April 30, 2014, the inputs used in valuing the Fund’s other financial instruments were as follows:

Other financial instruments	Quoted prices (Level 1)	Other significant observable inputs (Level 2)		Significant unobservable inputs (Level 3)	Total
Forward foreign currency contracts	$0	$(10,671,948	)*	$0	$(10,671,948)

*	Amount represents the net unrealized losses.

Transfers in and transfers out are recognized at the end of the reporting period. For the six months ended April 30, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.55% and declining to 0.45% as the average daily net assets of the Fund increase. For the six months ended April 30, 2014, the advisory fee was equivalent to an annual rate of 0.53% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. First International Advisors, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08

Notes to financial statements (unaudited)	Wells Fargo Advantage International Bond Fund	27

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through Febraury 28, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.03% for Class A shares, 1.78% for Class B shares, 1.78% for Class C shares, 0.65% for Class R6 shares, 0.85% for Administrator Class shares, and 0.70% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the six months ended April 30, 2014, Wells Fargo Funds Distributor, LLC received $1,077 from the sale of Class A shares and $11 in contingent deferred sales charges from redemptions of Class B shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2014 were $658,235,164 and $838,656,331, respectively.

6. DERIVATIVE TRANSACTIONS

During the six months ended April 30, 2014, the Fund entered into forward foreign currency exchange contracts for economic hedging purposes.

At April 30, 2014, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to buy:

Exchange date	Counterparty	Contracts to receive		U.S. value at April 30, 2014	In exchange for U.S. $	Unrealized gains (losses)
5-7-2014	State Street Bank	4,090,000,000	JPY	$40,007,084	$40,169,320	$(162,236)
5-7-2014	State Street Bank	7,830,000,000	JPY	76,590,579	77,496,056	(905,477)
5-12-2014	State Street Bank	221,750,000	NOK	37,294,275	37,168,957	125,318
5-20-2014	State Street Bank	9,300,000	MYR	2,844,921	2,804,161	40,760
5-27-2014	State Street Bank	7,350,000	MXN	560,808	550,383	10,425
5-27-2014	State Street Bank	340,000,000	HUF	1,535,990	1,501,767	34,223
6-9-2014	State Street Bank	6,275,000	PLN	2,067,946	2,045,373	22,573
6-11-2014	State Street Bank	5,950,000	ZAR	562,254	551,347	10,907
6-11-2014	State Street Bank	4,196,191,660	JPY	41,054,403	41,268,604	(214,201)
6-11-2014	State Street Bank	3,750,000	MYR	1,145,318	1,158,122	(12,804)
6-11-2014	State Street Bank	1,115,000	GBP	1,881,977	1,848,770	33,207
6-16-2014	State Street Bank	110,000,000	EUR	152,592,887	152,024,290	568,597
6-17-2014	State Street Bank	3,500,000,000	JPY	34,244,221	34,465,441	(221,220)
6-30-2014	State Street Bank	8,477,500,000	JPY	82,950,533	83,385,383	(434,850)
6-30-2014	State Street Bank	6,565,000,000	JPY	64,237,128	64,188,429	48,699
7-7-2014	State Street Bank	212,500,000	MYR	64,772,762	65,436,965	(664,203)
7-10-2014	State Street Bank	27,650,000	RUB	762,772	754,434	8,338
7-10-2014	State Street Bank	50,250,000	RUB	1,386,231	1,375,958	10,273
7-10-2014	State Street Bank	377,000,000	RUB	10,400,180	10,382,815	17,365

28	Wells Fargo Advantage International Bond Fund	Notes to financial statements (unaudited)

Exchange date	Counterparty	Contracts to receive		U.S. value at April 30, 2014	In exchange for U.S. $	Unrealized gains (losses)
7-10-2014	State Street Bank	13,750,000	RUB	$379,317	$378,892	$425
7-10-2014	State Street Bank	154,000,000	RUB	4,248,349	4,195,042	53,307
7-10-2014	State Street Bank	153,500,000	RUB	4,234,556	4,191,699	42,857
7-10-2014	State Street Bank	192,500,000	RUB	5,310,437	5,299,235	11,202
7-10-2014	State Street Bank	192,300,000	RUB	5,304,919	5,295,916	9,003
7-28-2014	State Street Bank	38,500,000	CAD	35,053,068	34,827,446	225,622

Exchange date	Counterparty	Contracts to receive		U.S. value at April 30, 2014	In exchange for		U.S. value at April 30, 2014	Unrealized gains (losses)
6-17-2014	State Street Bank	44,900,000	AUD	$41,580,958	4,146,532,960	JPY	$40,569,941	$1,011,017
5-12-2014	State Street Bank	26,258,284	EUR	36,428,819	221,750,000	NOK	37,294,275	(865,456)
5-27-2014	State Street Bank	16,225,000	GBP	27,388,912	19,553,847	EUR	27,126,628	262,284
6-11-2014	State Street Bank	24,340,000	GBP	41,082,808	4,196,191,660	JPY	41,054,403	28,405

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver		U.S. value at April 30, 2014	In exchange for U.S. $	Unrealized losses
5-13-2014	State Street Bank	194,000,000	PLN	$64,043,346	$63,498,402	$(544,944)
5-20-2014	State Street Bank	9,300,000	MYR	2,844,921	2,824,430	(20,491)
5-27-2014	State Street Bank	340,000,000	HUF	1,535,990	1,475,573	(60,417)
5-27-2014	State Street Bank	7,350,000	MXN	560,808	550,430	(10,378)
5-27-2014	State Street Bank	14,900,000	GBP	25,152,221	24,843,217	(309,004)
6-9-2014	State Street Bank	2,850,000	PLN	939,226	928,112	(11,114)
6-11-2014	State Street Bank	8,165,000	GBP	13,781,476	13,550,226	(231,250)
6-11-2014	State Street Bank	5,950,000	ZAR	562,254	545,197	(17,057)
6-13-2014	State Street Bank	84,500,000	NZD	72,608,953	71,255,555	(1,353,398)
6-16-2014	State Street Bank	9,988,636	EUR	13,856,317	13,800,000	(56,317)
6-16-2014	State Street Bank	30,700,000	TRY	14,369,865	13,230,728	(1,139,137)
6-16-2014	State Street Bank	24,900,039	EUR	34,541,535	34,500,000	(41,535)
6-16-2014	State Street Bank	33,785,000	TRY	15,813,873	15,593,701	(220,172)
6-17-2014	State Street Bank	143,750,000	AUD	133,123,893	129,007,000	(4,116,893)
6-30-2014	State Street Bank	2,135,000	TRY	995,783	984,007	(11,776)
6-30-2014	State Street Bank	4,250,000	ZAR	400,365	394,989	(5,376)
6-30-2014	State Street Bank	259,100,000	ZAR	24,408,119	23,870,284	(537,835)
6-30-2014	State Street Bank	159,700,000	ZAR	15,044,294	14,991,955	(52,339)
7-7-2014	State Street Bank	212,500,000	MYR	64,772,762	64,366,632	(406,130)
7-10-2014	State Street Bank	41,400,000	RUB	1,142,089	1,134,247	(7,842)
7-10-2014	State Street Bank	1,175,950,000	RUB	32,440,562	32,182,540	(258,022)
7-31-2014	State Street Bank	435,000,000	SEK	66,805,687	66,450,806	(354,881)

The Fund had average contract amounts of $933,012,445 and $650,831,062 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the six months ended April 30, 2014.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an

Notes to financial statements (unaudited)	Wells Fargo Advantage International Bond Fund	29

exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under the ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Netamount of assets
Forward foreign currency contracts	State Street Bank	$2,574,807*	$(2,574,807)	$0	$0
* Amount represents net unrealized gains.
Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Netamount of liabilities
Forward foreign currency contracts	State Street Bank	$13,246,755**	$(2,574,807)	$0	$10,671,948
** Amount represents net unrealized losses.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the six months ended April 30, 2014, the Fund paid $773 in commitment fees.

During the six months ended April 30, 2014, the Fund had average borrowings outstanding of $379,270 (on an annualized basis) at an average rate of 1.37% and paid interest in the amount of $5,196.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. SUBSEQUENT DISTRIBUTIONS

On June 24, 2014, the Fund declared distributions from net investment to shareholders of record on June 23, 2014. The per share amounts payable on June 25, 2014 were as follows:

Net investment income
Class A	$0.00723
Class B	0.00000
Class C	0.00000
Class R6	0.02656
Administrator Class	0.01673
Institutional Class	0.02375

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

30	Wells Fargo Advantage International Bond Fund	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage International Bond Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

32	Wells Fargo Advantage International Bond Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage International Bond Fund	33

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 27-28, 2014 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage International Bond Fund (the “Fund”) and (ii) an investment sub-advisory agreement with First International Advisors, LLC (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, Extent and Quality of Services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund Performance and Expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than than the average performance of the Universe for the ten-year period under review, and lower than the average performance of the Universe for the one-, three-, and five-year

34	Wells Fargo Advantage International Bond Fund	Other information (unaudited)

periods under review. The Board also noted that the performance of the Fund higher than or in range of its benchmark, the BofA Merrill Lynch Global Broad Market ex US Index, for the three-, five-, and ten-year periods under review, and lower than its benchmark for the one-year period under review.

The Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to the Universe for the one-, three-, and five-year periods under review and relative to its benchmark for the one-year period under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance. The Board was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment Advisory and Sub-Advisory Fee Rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Other information (unaudited)	Wells Fargo Advantage International Bond Fund	35

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of Scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other Benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

36	Wells Fargo Advantage International Bond Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

225163 06-14 SA235/SAR235 04-14

Wells Fargo Advantage Strategic Income Fund

Semi-Annual Report

April 30, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Strategic Income Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Global bond markets broadly rallied during the period, as low growth and low inflation expectations appeared to drive yields lower and longer-term bond prices higher, particularly in the opening months of 2014. High-yield and emerging markets debt sectors performed best, while currency markets were mixed.

Dear Valued Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Advantage Strategic Income Fund for the six-month period that ended April 30, 2014. Global bond markets broadly rallied during the period, as low growth and low inflation expectations appeared to drive yields lower and longer-term bond prices higher, particularly in the opening months of 2014. High-yield and emerging markets debt sectors performed best, while currency markets were mixed. The U.S. high-yield bond market (measured by the Barclays U.S. Corporate High Yield Index1) provided relatively strong fixed-income returns during the period, outpacing returns from the investment-grade corporate bond markets (measured by the Barclays Corporate Bond Index2) and U.S. Treasuries (measured by the Barclays U.S. Treasury Index3). U.S. mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS), and corporate bonds generated positive returns. On the whole, fixed-income markets across the globe notably rallied over the first four months of 2014, rebounding nicely from some challenging price corrections during 2013. In general, the corporate bond sector—notably, high-yield corporate bonds—was the best across all global markets, while sovereign debt issuances generally lagged behind.

At the end of 2013, currency markets were volatile while bond markets staged a recovery.

Global currency markets were mixed during the final months of 2013, with strength in eastern European currencies but weakness in Australian and Brazilian currencies. The most significant event during these waning months of 2013 was a continued sharp decline in the value of the Japanese yen. Bond markets of the smaller global economies continued to outperform the bond markets of the largest economies, while the strong demand for income across global bond markets continued to support higher-yield securities, such as corporate bonds and structured products (for example, MBS).

Simultaneously, the U.S. high-yield bond market continued to rally, building on positive gains from the previous months. Yield spreads continued to tighten significantly across the board, while U.S. Treasury yields ratcheted higher, most notably in maturities of five years and longer. Lower-rated credit tiers outperformed each respectively higher-rated credit tier, while the high-yield default rate remained historically low as refinancing levels declined modestly with rate increases but net new issuance remained strong. The rise in U.S. Treasury yields pressured security prices across the U.S. investment-grade bond markets. The corporate bond and CMBS sectors provided positive returns. By contrast, U.S. Treasuries declined in value and residential MBS had negative returns as mortgage rates shifted higher.

International and U.S. fixed-income markets rallied strongly over the first four months of 2014.

Global bond markets broadly rallied during the opening months of 2014, as low growth and low inflation expectations appeared to drive yields lower and longer-term bond prices higher. Global high-yield and emerging markets debt sectors

1.	The Barclays U.S. Corporate High Yield Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

2.	The Barclays Corporate Bond Index is an unmanaged market-value-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more. You cannot invest directly in an index.

3.	The Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Strategic Income Fund	3

performed best during February and March 2014. After a volatile January 2014, which saw yields and risk move higher in smaller economic regions, markets recovered in February 2014, carrying those trends into March and April 2014, which led some smaller bond markets to outperform the major markets during the period. Brazil, Italy, and Spain notably outperformed other countries, while Russia declined in value with the escalating crisis in the Ukraine in March 2014. Currency markets continued to be mixed during the late winter bond market rallies, as the Brazilian real appreciated while the Russian ruble and Polish zloty depreciated. The Japanese yen halted its precipitous decline from the waning months of 2013 and appreciated over the first four months of 2014.

Favorable conditions for U.S. fixed-income markets were restored in the early months of 2014.

Seemingly much to the surprise of many everyday investors and seasoned investment professionals alike, U.S. fixed-income markets (measured by the Barclays U.S. Aggregate Bond Index4) largely outperformed U.S. equity markets (measured by the S&P 500 Index5) during the opening months of 2014. This helped support global bond markets, particularly global corporate bonds. Reassurances from the U.S. Federal Reserve (Fed) that a highly accommodative monetary policy would continue throughout 2014 inspired bond rallies across the globe.

One positive takeaway for bond investors that helped fuel the global fixed-income rallies was former Fed Chairman Ben Bernanke’s guidance at the end of 2013. He indicated that the tapering of the Fed’s bond-buying program would proceed at a slow pace and that a reduction in quantitative easing should not be equivocated with a tightening of monetary policy. The distinction was important—although the bond-buying program was declining in volume, it was, nonetheless, still continuing. In addition, he indicated that the federal funds target rate would remain unchanged for the foreseeable future, with the implication that it would not increase until the bond-buying program was fully disbanded. These were important statements for investors that helped bolster U.S. fixed-income and global bond valuations in the opening months of 2014.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Reassurances from the U.S. Federal Reserve that a highly accommodative monetary policy would continue throughout 2014 inspired bond rallies across the globe.

4.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest directly in an index.

5.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4	Wells Fargo Advantage Strategic Income Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to shareholders

The Fund and Wells Fargo Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Fund, to select or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management or the Fund, except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Fund (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Fund’s assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Fund and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Fund. In the event that a new subadviser is hired pursuant to the Multi-manager Structure, the Fund is required to provide notice to shareholders within 90 days.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

This page is intentionally left blank.

6	Wells Fargo Advantage Strategic Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

First International Advisors, LLC

Wells Capital Management Incorporated

Portfolio managers

Tony Norris

Michael J. Bray, CFA

David Germany, Ph.D

Niklas Nordenfelt, CFA

Margaret D. Patel

Thomas M. Price, CFA

Scott M. Smith, CFA

Average annual total returns (%) as of April 30, 2014

		Including sales charge		Excluding sales charge		Expense ratios[1] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[2]
Class A (WSIAX)	1-31-2013	(3.78)	(2.31)	0.73	1.36	1.87	0.91
Class C (WSICX)	1-31-2013	(1.01)	0.61	(0.04)	0.61	2.62	1.66
Administrator Class (WSIDX)	1-31-2013	–	–	0.98	1.58	1.81	0.76
Institutional Class (WSINX)	1-31-2013	–	–	1.13	1.74	1.54	0.61
Barclays U.S. Universal Bond Index[3]	–	–	–	0.24	1.56	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk and regional risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Strategic Income Fund	7

Ten largest long-term holdings[4] (%) as of April 30, 2014
Republic of South Africa, 7.75%, 2-28-2023	2.81
Poland, 4.00%, 10-25-2023	2.40
Brazil, 10.00%, 1-1-2023	2.11
Brazil, 10.00%, 1-1-2017	1.51
Mexico, 4.75%, 6-14-2018	1.37
Romania, 6.00%, 4-30-2016	1.31
Turkey, 9.00%, 3-8-2017	1.23
Hungary, 6.75%, 11-24-2017	1.20
General Motors Financial Company Incorporated, 2.75%, 5-15-2016	1.17
Texas Competitive Electric Holdings LLC, 3.74%, 10-10-2014	1.54

Portfolio allocation[5] as of April 30, 2014

1.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

2.	The Adviser has committed through February 28, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.90% for Class A, 1.65% for Class C, 0.75% for Administrator Class, and 0.60% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

3.	The Barclays U.S. Universal Bond Index is an unmanaged market value-weighted performance benchmark for the U.S. dollar-denominated bond market, which includes investment-grade, high yield, and emerging market debt securities with maturities of one year or more. You cannot invest directly in an index.

4.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

5.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Strategic Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2013 to April 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11-1-2013	Ending account value 4-30-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,026.10	$4.52	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	$4.51	0.90%
Class C
Actual	$1,000.00	$1,023.09	$8.28	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.61	$8.25	1.65%
Administrator Class
Actual	$1,000.00	$1,028.42	$3.77	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Institutional Class
Actual	$1,000.00	$1,028.54	$3.02	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage Strategic Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 0.94%
FHLMC Series 2013-K713 Class B 144A±	3.27%	4-25-2046	$250,000	$244,164

Total Agency Securities (Cost $227,407)				244,164

Asset-Backed Securities: 2.70%
AmeriCredit Automobile Receivables Trust Series 2012-4 Class E 144A	3.82	2-10-2020	250,000	262,008
CAL Funding II Limited Series 2012-1A Class A 144A	3.47	10-25-2027	212,500	212,822
Santander Drive Auto Receivables Trust Series 2012-5 Class D	3.30	9-17-2018	95,000	98,931
TAL Advantage LLC Series 2013-1A Class A 144A	2.83	2-22-2038	132,500	130,423

Total Asset-Backed Securities (Cost $710,263)				704,184

Corporate Bonds and Notes: 30.17%

Consumer Discretionary: 7.13%

Auto Components: 1.13%
United Rentals North America Incorporated	5.75	7-15-2018	275,000	294,250

Automobiles: 1.00%
Ford Motor Company	7.45	7-16-2031	200,000	260,730

Distributors: 0.06%
LKQ Corporation	4.75	5-15-2023	15,000	14,400

Diversified Consumer Services: 0.55%
Service Corporation International	8.00	11-15-2021	124,000	143,691

Hotels, Restaurants & Leisure: 1.43%
CEC Entertainment Incorporated 144A	8.00	2-15-2022	20,000	20,500
Greektown Holdings LLC 144A	8.88	3-15-2019	120,000	123,600
Hilton Worldwide Finance LLC 144A	5.63	10-15-2021	5,000	5,213
International Game Technology	5.35	10-15-2023	175,000	187,695
NAI Entertainment Holdings LLC 144A	5.00	8-1-2018	25,000	26,063
Pinnacle Entertainment Incorporated	7.50	4-15-2021	10,000	10,875

				373,946

Media: 2.04%
CBS Outdoor Americas Capital LLC 144A	5.25	2-15-2022	5,000	5,125
Cinemark USA Incorporated	5.13	12-15-2022	200,000	200,000
DreamWorks Animation SKG Incorporated 144A	6.88	8-15-2020	30,000	32,550
Gray Television Incorporated	7.50	10-1-2020	85,000	91,375
Lamar Media Corporation 144A	5.38	1-15-2024	5,000	5,181
Lamar Media Corporation	5.88	2-1-2022	150,000	160,125
Live Nation Entertainment Incorporated 144A	7.00	9-1-2020	5,000	5,463
Lynx II Corporation 144A	6.38	4-15-2023	5,000	5,250
Nexstar Broadcasting Group Incorporated	6.88	11-15-2020	25,000	26,750

				531,819

Specialty Retail: 0.90%
Advance Auto Parts Incorporated	4.50	12-1-2023	150,000	157,061
Century Intermediate Holding Company (PIK at 9.75%) 144A¥	9.75	2-15-2019	5,000	5,325
Neiman Marcus Group Limited 144A	8.00	10-15-2021	5,000	5,475

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Strategic Income Fund	Portfolio of investments—April 30, 2014 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Specialty Retail (continued)
Penske Auto Group Incorporated	5.75%	10-1-2022	$50,000	$52,313
Sonic Automotive Incorporated	5.00	5-15-2023	15,000	14,738

				234,912

Textiles, Apparel & Luxury Goods: 0.02%
William Carter Company 144A	5.25	8-15-2021	5,000	5,175

Consumer Staples: 0.87%

Beverages: 0.76%
Constellation Brands Incorporated	7.25	9-1-2016	175,000	196,875

Food Products: 0.11%
B&G Foods Incorporated	4.63	6-1-2021	25,000	24,875
Darling International Incorporated 144A	5.38	1-15-2022	5,000	5,138

				30,013

Energy: 5.20%

Energy Equipment & Services: 2.29%
Bristow Group Incorporated	6.25	10-15-2022	150,000	160,875
Era Group Incorporated	7.75	12-15-2022	90,000	94,950
Forum Energy Technologies Incorporated 144A	6.25	10-1-2021	5,000	5,313
NGPL PipeCo LLC 144A	7.12	12-15-2017	30,000	29,700
NGPL PipeCo LLC 144A	7.77	12-15-2037	245,000	229,075
PHI Incorporated 144A	5.25	3-15-2019	75,000	76,125

				596,038

Oil, Gas & Consumable Fuels: 2.91%
Denbury Resources Incorporated	6.38	8-15-2021	150,000	160,875
Energy Transfer Partners LP	5.20	2-1-2022	175,000	191,275
Exterran Partners LP	6.00	4-1-2021	50,000	50,000
Sabine Pass Liquefaction LLC	5.63	4-15-2023	15,000	15,150
Sabine Pass Liquefaction LLC 144A	6.25	3-15-2022	30,000	31,463
Sabine Pass LNG LP	6.50	11-1-2020	175,000	185,063
Sabine Pass LNG LP	7.50	11-30-2016	50,000	55,500
SemGroup Corporation	7.50	6-15-2021	20,000	21,700
Suburban Propane Partners LP	7.38	3-15-2020	45,000	48,038

				759,064

Financials: 9.66%

Banks: 2.24%
CIT Group Incorporated	3.88	2-19-2019	5,000	5,056
CIT Group Incorporated	4.25	8-15-2017	225,000	235,688
Citigroup Incorporated	6.68	9-13-2043	175,000	209,430
JPMorgan Chase & Company ±	6.00	12-29-2049	135,000	134,325

				584,499

Capital Markets: 1.58%
Lazard Group LLC	6.85	6-15-2017	175,000	198,749
Level 3 Financing Incorporated 144A	6.13	1-15-2021	5,000	5,250
Morgan Stanley	4.10	5-22-2023	210,000	208,536

				412,535

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage Strategic Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Consumer Finance: 1.92%
Ally Financial Incorporated	7.50%	9-15-2020	$15,000	$17,775
Ally Financial Incorporated	8.00	3-15-2020	15,000	18,131
Credit Acceptance Corporation 144A	6.13	2-15-2021	5,000	5,200
General Motors Financial Company Incorporated	2.75	5-15-2016	300,000	304,500
SLM Corporation	6.13	3-25-2024	20,000	19,870
SLM Corporation	7.25	1-25-2022	10,000	11,013
SLM Corporation	8.00	3-25-2020	30,000	34,650
SLM Corporation	8.45	6-15-2018	75,000	88,406

				499,545

Diversified Financial Services: 1.05%
Denali Borrower LLC/Denali Finance Corporation 144A	5.63	10-15-2020	80,000	82,200
Moody’s Corporation	4.88	2-15-2024	180,000	191,385

				273,585

Insurance: 1.41%
Endurance Specialty Holdings Limited	7.00	7-15-2034	175,000	207,716
ProAssurance Corporation	5.30	11-15-2023	150,000	160,978

				368,694

Real Estate Management & Development: 0.25%
Hockey Merger Sub 2 Incorporated 144A	7.88	10-1-2021	60,000	64,050

REITs: 1.21%
American Tower Corporation	3.50	1-31-2023	200,000	192,205
Crown Castle International Corporation	4.88	4-15-2022	35,000	35,525
DuPont Fabros Technology Incorporated LP	5.88	9-15-2021	85,000	88,613

				316,343

Health Care: 0.84%

Health Care Providers & Services: 0.80%
Aviv Healthcare Properties LP	6.00	10-15-2021	10,000	10,500
Centene Corporation	4.75	5-15-2022	20,000	20,100
Community Health Systems Incorporated 144A	6.88	2-1-2022	20,000	20,725
Lifepoint Hospitals Incorporated 144A	5.50	12-1-2021	30,000	31,200
MPH Acquisition Holdings LLC 144A	6.63	4-1-2022	10,000	10,350
Select Medical Corporation	6.38	6-1-2021	55,000	56,650
Tenet Healthcare Corporation 144A	6.00	10-1-2020	55,000	57,750

				207,275

Pharmaceuticals: 0.04%
Pinnacle Incorporated 144A	9.50	10-1-2023	10,000	11,050

Industrials: 1.56%

Commercial Services & Supplies: 0.78%
ADT Corporation	4.13	4-15-2019	5,000	4,988
ADT Corporation	4.13	6-15-2023	10,000	9,000

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Strategic Income Fund	Portfolio of investments—April 30, 2014 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Commercial Services & Supplies (continued)
ADT Corporation 144A	6.25%	10-15-2021	$25,000	$26,063
Covanta Holding Corporation	5.88	3-1-2024	20,000	20,402
Covanta Holding Corporation	7.25	12-1-2020	25,000	27,406
Iron Mountain Incorporated	5.75	8-15-2024	36,000	35,550
Iron Mountain Incorporated	6.00	8-15-2023	75,000	79,688

				203,097

Transportation Infrastructure: 0.78%
Penske Truck Leasing 144A	4.25	1-17-2023	200,000	203,587

Information Technology: 1.39%

Internet Software & Services: 0.13%
Verisign Incorporated	4.63	5-1-2023	35,000	33,513

IT Services: 0.28%
Audatex North America Incorporated 144A	6.00	6-15-2021	35,000	37,538
Audatex North America Incorporated 144A	6.13	11-1-2023	5,000	5,344
First Data Corporation	11.75	8-15-2021	5,000	5,325
First Data Holdings Incorporated (PIK at 14.50%) 144A¥	14.50	9-24-2019	15,718	15,148
SunGard Data Systems Incorporated	6.63	11-1-2019	10,000	10,475

				73,830

Software: 0.22%
Activision Blizzard Incorporated 144A	5.63	9-15-2021	15,000	15,994
Activision Blizzard Incorporated 144A	6.13	9-15-2023	5,000	5,438
BMC Software Finance Incorporated 144A	8.13	7-15-2021	15,000	15,713
Boxer Parent Compnay Incorporated (PIK at 9.75%) 144A¥	9.00	10-15-2019	20,000	19,600

				56,745

Technology Hardware, Storage & Peripherals: 0.76%
NCR Corporation	5.00	7-15-2022	175,000	178,063
NCR Corporation 144A	5.88	12-15-2021	10,000	10,600
NCR Corporation 144A	6.38	12-15-2023	10,000	10,700

				199,363

Materials: 0.11%

Containers & Packaging: 0.11%
Sealed Air Corporation 144A	8.38	9-15-2021	25,000	28,813

Telecommunication Services: 3.00%

Diversified Telecommunication Services: 1.54%
GCI Incorporated	6.75	6-1-2021	115,000	116,294
TW Telecommunications Holdings Incorporated	5.38	10-1-2022	95,000	96,425
Verizon Communications Incorporated	5.15	9-15-2023	170,000	187,321

				400,040

Wireless Telecommunication Services: 1.46%
MetroPCS Wireless Incorporated	6.63	11-15-2020	150,000	160,125
Sprint Capital Corporation	6.88	11-15-2028	25,000	24,688

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage Strategic Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Wireless Telecommunication Services (continued)
Sprint Communications Incorporated	7.00%	8-15-2020	$10,000	$10,875
Sprint Corporation 144A	7.25	9-15-2021	10,000	10,900
Sprint Corporation 144A	7.88	9-15-2023	90,000	99,225
T-Mobile USA Incorporated	5.25	9-1-2018	10,000	10,538
T-Mobile USA Incorporated	6.46	4-28-2019	5,000	5,300
T-Mobile USA Incorporated	6.50	1-15-2024	5,000	5,244
T-Mobile USA Incorporated	6.54	4-28-2020	5,000	5,375
T-Mobile USA Incorporated	6.63	4-1-2023	5,000	5,350
T-Mobile USA Incorporated	6.63	4-28-2021	5,000	5,400
T-Mobile USA Incorporated	6.73	4-28-2022	15,000	16,181
T-Mobile USA Incorporated	6.84	4-28-2023	20,000	21,525

				380,726

Utilities: 0.41%

Independent Power & Renewable Electricity Producers: 0.41%
Calpine Corporation 144A	5.88	1-15-2024	5,000	5,131
Calpine Corporation 144A	6.00	1-15-2022	5,000	5,313
NSG Holdings LLC 144A	7.75	12-15-2025	90,000	96,284

				106,728

Total Corporate Bonds and Notes (Cost $7,717,212)				7,864,931

Foreign Government Bonds @: 22.80%
Brazil (BRL)	10.00	1-1-2017	895,000	394,401
Brazil (BRL)	10.00	1-1-2023	1,350,000	548,919
Hungary (HUF)	4.00	4-25-2018	54,500,000	244,273
Hungary (HUF)	6.75	8-22-2014	62,500,000	286,035
Hungary (HUF)	6.75	11-24-2017	63,000,000	312,315
Indonesia (IDR)	5.25	5-15-2018	2,850,000,000	227,157
Indonesia (IDR)	7.38	9-15-2016	2,000,000,000	172,728
Indonesia (IDR)	7.88	4-15-2019	3,250,000,000	283,916
Indonesia (IDR)	8.25	6-15-2032	1,475,000,000	123,879
Malaysia (MYR)	3.26	3-1-2018	790,000	239,388
Malaysia (MYR)	4.26	9-15-2016	900,000	281,475
Mexico (MXN)	4.75	6-14-2018	4,710,000	356,953
Mexico (MXN)	7.25	12-15-2016	3,600,000	295,232
Poland (PLN)	4.00	10-25-2023	1,900,000	626,043
Republic of South Africa (ZAR)	7.75	2-28-2023	8,000,000	732,741
Romania (RON)	6.00	4-30-2016	1,050,000	342,686
Turkey (TRY)	6.30	2-14-2018	360,000	156,340
Turkey (TRY)	9.00	3-8-2017	675,000	319,638

Total Foreign Government Bonds (Cost $6,289,728)				5,944,119

Municipal Obligations: 2.27%

Idaho: 0.49%
Idaho Housing & Finance Association Legacy Public Charter School (Education Revenue)	7.00	5-1-2017	$130,000	128,965

Illinois: 0.83%
Chicago IL Series B (GO, Dexia Credit Local SPA)	6.31	1-1-2044	200,000	215,056

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Strategic Income Fund	Portfolio of investments—April 30, 2014 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Texas: 0.95%
North Texas Tollway Authority (Transportation Revenue)	8.91%	2-1-2030	$210,000	$246,345

Total Municipal Obligations (Cost $578,223)				590,366

Non-Agency Mortgage Backed Securities: 10.36%
Americold LLC Trust Series 2010-ARTA Class B 144A	6.03	1-14-2029	200,000	227,807
BB-UBS Trust Series 2012-TFT Class C 144A±	3.58	6-5-2030	150,000	140,339
Commercial Mortgage Trust Series 2012-LC4 Class B ±	4.93	12-10-2044	175,000	189,929
Dominos Pizza Master Issuer LLC Series 2012-1A Class A2 144A	5.22	1-25-2042	241,563	259,535
FREMF Mortgage Trust Series 2011-K703 Class B 144A±	5.05	7-25-2044	250,000	270,106
FREMF Mortgage Trust Series 2013-K502 Class B 144A±	2.84	3-25-2045	250,000	248,746
GS Mortgage Securities Trust Series 2012 Class B 144A	3.41	12-10-2030	250,000	234,967
JPMBB Commercial Mortgage Securities Trust Series 2014-C19 Series D 144A±%%	4.84	4-15-2047	250,000	228,390
JPMorgan Chase & Company Commercial Mortgage Securities Trust Series 2011-C5 Class B 144A±	5.50	8-15-2046	250,000	282,017
Morgan Stanley Capital I Trust Series 2007-HQ11 Class AM ±	5.48	2-12-2044	25,000	27,389
Morgan Stanley Trust Series 2012-C5 Class B ±	4.44	8-15-2045	250,000	262,742
Morgan Stanley Trust Series 2013-C7 Class C ±	4.33	2-15-2046	80,000	79,713
OneMain Financial 144A(a)	3.24	6-18-2024	250,000	249,957

Total Non-Agency Mortgage Backed Securities (Cost $2,783,128)				2,701,637

Term Loans ±: 22.82%
Accellent Incorporated	4.50	3-12-2021	70,000	69,366
Advantage Sales & Marketing	4.25	12-18-2017	19,950	19,956
Albertson’s LLC	4.25	3-21-2016	17,994	17,994
Alliance Laundry Systems LLC	4.25	12-10-2018	74,872	74,778
Allison Transmission Incorporated	3.75	8-23-2019	153,008	152,932
American Beacon Advisors Incorporated	4.75	11-22-2019	84,788	84,999
Applied Systems Incorporated	4.25	1-25-2021	54,863	54,755
Applied Systems Incorporated	7.50	1-22-2022	5,000	5,050
Ardagh Holdings USA Incorporated	4.00	12-17-2019	25,000	24,896
Arris Group Incorporated	3.50	4-17-2020	46,254	45,869
Atlantic Aviation FBO Incorporated <%%	3.25	5-31-2020	29,813	29,688
BMC Software Finance Incorporated	5.00	9-10-2020	39,900	39,734
Capital Automotive LP	4.00	4-10-2019	128,294	128,173
CBAC Borrower LLC	8.25	7-2-2020	35,000	36,313
CBS Outdoor Americas Capital LLC	3.00	1-31-2021	65,000	64,644
CCC Information Services Incorporated	4.00	12-20-2019	60,043	59,743
CDW LLC	3.25	4-29-2020	59,400	58,700
Centaur Acquisition LLC	5.25	2-20-2019	73,199	73,221
CityCenter Holdings LLC	5.00	10-16-2020	69,825	70,131
Community Health Systems Incorporated	4.25	1-22-2021	108,803	109,177
Crown Castle Operating Company	3.25	1-31-2021	246,881	245,878
Darling International Incorporated	3.25	1-3-2021	5,000	4,975
Dell Incorporated	4.50	4-29-2020	119,400	119,042
DineEquity Incorporated	3.75	10-19-2017	246,186	246,905
Dunkin’ Brands Incorporated	3.25	2-7-2021	122,975	121,772
Emdeon Business Services LLC	3.75	11-2-2018	49,093	48,970
EMI Music Publishing	3.75	6-29-2018	61,666	61,425
Equipower Resources Holdings LLC	4.25	12-21-2018	70,000	69,913

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage Strategic Income Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Term Loans ± (continued)
Equipower Resources Holdings LLC	4.25%	12-31-2019	$64,562	$64,442
Exgen Renewables I LLC	5.25	2-14-2021	19,833	20,081
Federal Mogul Corporation <%%	0.00	3-21-2021	185,000	183,415
First Data Corporation	4.15	3-23-2018	55,000	54,897
Focus Brands Incorporated	4.25	2-21-2018	26,905	26,888
Geo Group Incorporated	3.25	4-3-2020	113,152	113,082
HGIM Corporation <%%	5.50	6-18-2020	119,550	117,458
Hilton Worldwide Finance LLC	3.50	10-26-2020	25,133	25,025
Hub International Limited <%%	4.25	10-2-2020	55,000	54,882
Hubbard Radio LLC	4.50	4-29-2019	42,438	42,438
IMS Health Incorporated	3.50	3-17-2021	55,000	54,733
Intelsat Jackson Holdings	3.75	6-30-2019	240,332	240,092
International Lease Finance Corporation	3.50	3-6-2021	20,000	19,919
Kar Auction Services Incorporated	3.50	3-7-2021	137,987	137,297
Learfield Communications Incorporated <%%	4.50	10-9-2020	19,963	19,950
Level 3 Financing Incorporated	4.00	8-1-2019	288,205	288,027
Libbey Glass Incorporated	3.75	4-9-2021	25,000	24,852
LTS Buyer LLC	4.00	4-11-2020	19,950	19,875
MedAssets Incorporated	4.00	12-12-2019	37,760	37,702
MGM Resorts International	3.50	12-20-2019	246,875	245,179
Multiplan Incorporated	4.00	3-31-2021	99,091	98,542
Nusil Technology LLC	5.25	4-7-2017	4,918	4,777
Orient Express Hotels Limited <%%	4.00	3-21-2021	105,000	104,606
Pep Boys-Manny, Moe & Jack	4.25	10-11-2018	197,500	197,994
Philadelphia Energy Solutions LLC	6.25	4-4-2018	39,600	35,343
Rent-A-Center Incorporated	3.75	3-19-2021	75,000	74,250
Salem Communications Corporation	4.50	3-16-2020	28,900	28,900
Salix Pharmaceuticals Limited	4.25	1-2-2020	9,875	9,903
Sedgwick Incorporated	6.75	2-28-2022	10,000	9,881
Sedgwick ncorporated	3.75	3-1-2021	50,000	49,304
Sophia LP <%%	4.00	7-19-2018	84,883	84,856
Spin Holdco Incorporated	4.25	11-14-2019	155,715	155,053
SRAM LLC First Lien	4.01	4-10-2020	4,190	4,155
Surgical Care Affiliates LLC	4.00	6-30-2018	24,813	24,709
Syniverse Holdings Incorporated	4.00	4-23-2019	242,380	241,593
Tallgrass Operations LLC	4.25	11-13-2018	107,071	107,696
Texas Competitive Electric Holdings LLC (s)	3.74	10-10-2014	400,000	300,832
United Surgical Partners International Incorporated	4.75	4-3-2019	9,900	9,908
USI Incorporated <%%	4.25	12-27-2019	39,925	39,858
USIC Holdings Incorporated	4.00	7-10-2020	29,925	29,551
Valeant Pharmaceuticals International Incorporated	3.75	12-11-2019	197,000	196,368
Valeant Pharmaceuticals International Incorporated	3.75	8-5-2020	9,196	9,196
Vertafore Incorporated	4.25	10-3-2019	73,340	73,212
Vertafore Incorporated	9.75	10-29-2017	10,000	10,125
WASH Multifamily Laundry Systems LLC	4.50	2-21-2019	119,700	118,802

Total Term Loans (Cost $6,049,932)				5,948,647

Yankee Corporate Bonds and Notes: 4.74%

Consumer Discretionary: 0.80%

Oil, Gas & Consumable Fuels: 0.80%
Petrobras Global Finance Company	6.25	3-17-2024	200,000	209,997

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Strategic Income Fund	Portfolio of investments—April 30, 2014 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Consumer Staples: 0.62%

Food Products: 0.62%
BRF SA 144A	3.95%	5-22-2023	$175,000	$160,563

Energy: 0.72%

Energy Equipment & Services: 0.72%
Transocean Incorporated	3.80	10-15-2022	195,000	187,042

Financials: 0.92%

Banks: 0.90%
BPCE SA 144A	5.15	7-21-2024	230,000	233,761

Diversified Financial Services: 0.02%
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	5,000	5,213

Health Care: 0.21%

Biotechnology: 0.06%
Grifols Worldwide Operations Limited 144A	5.25	4-1-2022	15,000	15,225

Pharmaceuticals: 0.15%
Valeant Pharmaceuticals International Incorporated 144A	6.75	8-15-2018	10,000	10,825
Valeant Pharmaceuticals International Incorporated 144A	7.50	7-15-2021	25,000	27,875

				38,700

Industrials: 0.98%

Building Products: 0.98%
ArcelorMittal	4.25	8-5-2015	250,000	256,875

Telecommunication Services: 0.04%

Diversified Telecommunication Services: 0.04%
Intelsat Jackson Holdings SA	6.63	12-15-2022	5,000	5,138
Virgin Media Secured Finance plc 144A	5.38	4-15-2021	5,000	5,125

				10,263

Utilities: 0.45%

Electric Utilities: 0.45%
Comision Federal de Electricidad 144A	4.88	1-15-2024	115,000	118,019

Total Yankee Corporate Bonds and Notes (Cost $1,229,958)				1,235,658

	Yield		Shares

Short-Term Investments: 4.52%

Investment Companies: 4.10%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)##	0.07		1,068,095	1,068,095

			Principal

U.S. Treasury Securities: 0.42%
U.S. Treasury Bill #(z)	0.05	6-19-2014	$110,000	109,998

Total Short-Term Investments (Cost $1,178,087)				1,178,093

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage Strategic Income Fund	17

		Value
Total investments in securities
(Cost $26,763,938) *	101.32%	$26,411,799
Other assets and liabilities, net	(1.32)	(343,764)

Total net assets	100.00%	$26,068,035

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended

(s)	Security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on this security.

%%	Security issued on a when-issued basis.

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

@	Foreign bond principal is denominated in local currency.

<	All or a portion of the position represents an unfunded term loan commitment.

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

##	All or a portion of this security has been segregated for when-issued securities and unfunded term loans.

(u)	Rate shown is the 7-day annualized yield at period end.

(z)	Zero coupon security. Rate represents current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

*	Cost for federal income tax purposes is $26,783,187 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$629,130
Gross unrealized depreciation	(1,000,518)

Net unrealized depreciation	$(371,388)

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Strategic Income Fund	Statement of assets and liabilities—April 30, 2014 (unaudited)

Assets
Investments
In unaffiliated securities, at value (see cost below)	$25,343,704
In affiliated securities, at value (see cost below)	1,068,095

Total investments, at value (see cost below)	26,411,799
Cash	120,323
Foreign currency, at value (see cost below)	19,479
Receivable for investments sold	76,327
Receivable for interest	268,162
Unrealized gains on forward foreign currency contracts	3,318
Receivable from adviser	8,578
Prepaid expenses and other assets	30,191

Total assets	26,938,177

Liabilities
Payable for investments purchased	772,437
Unrealized losses on forward foreign currency contracts	28,432
Payable for daily variation margin on open futures contracts	28,828
Distribution fees payable	521
Due to other related parties	2,874
Accrued expenses and other liabilities	37,050

Total liabilities	870,142

Total net assets	$26,068,035

NET ASSETS CONSIST OF
Paid-in capital	$26,691,608
Undistributed net investment income	224,274
Accumulated net realized losses on investments	(452,070)
Net unrealized losses on investments	(395,777)

Total net assets	$26,068,035

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$650,459
Shares outstanding – Class A	66,770
Net asset value per share – Class A	$9.74
Maximum offering price per share – Class A2	$10.20
Net assets – Class C	$912,996
Shares outstanding – Class C	93,825
Net asset value per share – Class C	$9.73
Net assets – Administrator Class	$509,541
Shares outstanding – Administrator Class	52,237
Net asset value per share – Administrator Class	$9.75
Net assets – Institutional Class	$23,995,039
Shares outstanding – Institutional Class	2,462,610
Net asset value per share – Institutional Class	$9.74

Investments in unaffiliated securities, at cost	$25,695,843

Investments in affiliated securities, at cost	$1,068,095

Total investments, at cost	$26,763,938

Foreign currency, at cost	$19,708

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended April 30, 2014 (unaudited)	Wells Fargo Advantage Strategic Income Fund	19

Investment income
Interest*	$648,583
Income from affiliated securities	346

Total investment income	648,929

Expenses
Advisory fee	59,498
Administration fees
Fund level	6,263
Class A	461
Class C	544
Administrator Class	247
Institutional Class	9,320
Shareholder servicing fees
Class A	720
Class C	850
Administrator Class	619
Distribution fees
Class C	2,550
Custody and accounting fees	13,717
Professional fees	24,609
Registration fees	45,094
Shareholder report expenses	7,774
Trustees’ fees and expenses	4,605
Other fees and expenses	2,658

Total expenses	179,529
Less: Fee waivers and/or expense reimbursements	(99,570)

Net expenses	79,959

Net investment income	568,970

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(543,023)
Futures transactions	(225,517)
Forward foreign currency contract transactions	117,384

Net realized losses on investments	(651,156)

Net change in unrealized gains (losses) on:
Unaffiliated securities	596,792
Futures transactions	214,556
Forward foreign currency contract transactions	(24,661)

Net change in unrealized gains (losses) on investments	786,687

Net realized and unrealized gains (losses) on investments	135,531

Net increase in net assets resulting from operations	$704,501

* Net of foreign interest withholding taxes in the amount of	$2,683

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Strategic Income Fund	Statement of changes in net assets

	Six months ended April 30, 2014 (unaudited)		Year ended October 31, 2013[1]

Operations
Net investment income		$568,970		$745,697
Net realized gains (losses) on investments		(651,156)		259,309
Net change in unrealized gains (losses) on investments		786,687		(1,182,464)

Net increase (decrease) in net assets resulting from operations		704,501		(177,458)

Distributions to shareholders from
Net investment income
Class A		(9,664)		(12,970)
Class C		(9,069)		(10,110)
Administrator Class		(8,779)		(12,841)
Institutional Class		(439,848)		(648,255)

Total distributions to shareholders		(467,360)		(684,176)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	12,092	115,673	52,351	523,017
Class C	39,267	377,669	54,146	540,590
Administrator Class	0	0	50,000	500,000
Institutional Class	0	0	2,350,000	23,500,000

		493,342		25,063,607

Reinvestment of distributions
Class A	1,005	9,602	1,333	12,970
Class C	949	9,069	1,040	10,110
Administrator Class	918	8,779	1,319	12,841
Institutional Class	46,018	439,848	66,592	648,255

		467,298		684,176

Payment for shares redeemed
Class A	(9)	(87)	(2)	(23)
Class C	(1)	(12)	(1,576)	(15,773)

		(99)		(15,796)

Net increase in net assets resulting from capital share transactions		960,541		25,731,987

Total increase in net assets		1,197,682		24,870,353

Net assets
Beginning of period		24,870,353		0

End of period		$26,068,035		$24,870,353

Undistributed net investment income		$224,274		$122,664

1.	For the period from January 31, 2013 (commencement of operations) to October 31, 2013

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Strategic Income Fund	21

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended
CLASS A		October 31, 2013[1]
Net asset value, beginning of period	$9.66	$10.00
Net investment income	0.20	0.27
Net realized and unrealized gains (losses) on investments	0.05	(0.36)

Total from investment operations	0.25	(0.09)
Distributions to shareholders from
Net investment income	(0.17)	(0.25)
Net asset value, end of period	$9.74	$9.66
Total return[2]	2.61%	(0.89)%
Ratios to average net assets (annualized)
Gross expenses	1.73%	1.85%
Net expenses	0.90%	0.90%
Net investment income	4.29%	3.76%
Supplemental data
Portfolio turnover rate	28%	39%
Net assets, end of period (000s omitted)	$650	$518

1.	For the period from January 31, 2013 (commencement of class operations) to October 31, 2013

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Strategic Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended
CLASS C		October 31, 2013[1]
Net asset value, beginning of period	$9.65	$10.00
Net investment income	0.15	0.21
Net realized and unrealized gains (losses) on investments	0.07	(0.37)

Total from investment operations	0.22	(0.16)
Distributions to shareholders from
Net investment income	(0.14)	(0.19)
Net asset value, end of period	$9.73	$9.65
Total return[2]	2.31%	(1.51)%
Ratios to average net assets (annualized)
Gross expenses	2.48%	2.60%
Net expenses	1.65%	1.65%
Net investment income	3.54%	3.01%
Supplemental data
Portfolio turnover rate	28%	39%
Net assets, end of period (000s omitted)	$913	$518

1.	For the period from January 31, 2013 (commencement of class operations) to October 31, 2013

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Strategic Income Fund	23

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended
ADMINISTRATOR CLASS		October 31, 2013[1]
Net asset value, beginning of period	$9.66	$10.00
Net investment income	0.21	0.28
Net realized and unrealized gains (losses) on investments	0.05	(0.37)

Total from investment operations	0.26	(0.09)
Distributions to shareholders from
Net investment income	(0.17)	(0.25)
Net asset value, end of period	$9.75	$9.66
Total return[2]	2.84%	(0.85)%
Ratios to average net assets (annualized)
Gross expenses	1.66%	1.79%
Net expenses	0.75%	0.75%
Net investment income	4.43%	3.90%
Supplemental data
Portfolio turnover rate	28%	39%
Net assets, end of period (000s omitted)	$510	$496

1.	For the period from January 31, 2013 (commencement of class operations) to October 31, 2013

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Strategic Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended
INSTITUTIONAL CLASS		October 31, 2013[1]
Net asset value, beginning of period	$9.66	$10.00
Net investment income	0.22	0.29
Net realized and unrealized gains (losses) on investments	0.04	(0.36)

Total from investment operations	0.26	(0.07)
Distributions to shareholders from
Net investment income	(0.18)	(0.27)
Net asset value, end of period	$9.74	$9.66
Total return[2]	2.85%	(0.66)%
Ratios to average net assets (annualized)
Gross expenses	1.39%	1.52%
Net expenses	0.60%	0.60%
Net investment income	4.58%	4.05%
Supplemental data
Portfolio turnover rate	28%	39%
Net assets, end of period (000s omitted)	$23,995	$23,338

1.	For the period from January 31, 2013 (commencement of class operations) to October 31, 2013

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements (unaudited)	Wells Fargo Advantage Strategic Income Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Strategic Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign

26	Wells Fargo Advantage Strategic Income Fund	Notes to financial statements (unaudited)

exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Term loans

The Fund may invest in term loans. The Fund begins earning interest when the loans are funded. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund assumes the credit risk of the borrower and there could be potential loss to the Fund in the event of default by the borrower.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Notes to financial statements (unaudited)	Wells Fargo Advantage Strategic Income Fund	27

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns since the Fund’s commencement of operations are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of October 31, 2013, the Fund had capital loss carryforwards which consist of $16,349 in short-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

28	Wells Fargo Advantage Strategic Income Fund	Notes to financial statements (unaudited)

As of April 30, 2014, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Agency securities	$0	$244,164	$0	$244,164
Asset-backed securities	0	704,184	0	704,184
Corporate bonds and notes	0	7,864,931	0	7,864,931
Foreign government bonds	0	5,944,119	0	5,944,119
Municipal obligations	0	590,366	0	590,366
Non-agency mortgage backed securities	0	2,701,637	0	2,701,637
Term loans	0	5,120,678	827,969	5,948,647
Yankee corporate bonds and notes	0	1,235,658	0	1,235,658
Short-term investments
Investment companies	1,068,095	0	0	1,068,095
U.S. Treasury securities	109,998	0	0	109,998
	$1,178,093	$24,405,737	$827,969	$26,411,799

As of April 30, 2014, the inputs used in valuing the Fund’s other financial instruments were as follows:

Other financial instruments	Quoted prices (Level 1)		Other significant observable inputs (Level 2)		Significant unobservable inputs (Level 3)	Total
Futures contracts	$(20,970	)*	$0		$0	$(20,970)
Forward foreign currency contracts	0		(25,114	)*	0	(25,114)

*	Amount represents the net unrealized losses.

Transfers in and transfers out are recognized at the end of the reporting period. For the six months ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Term loans
Balance as of October 31, 2013	$510,983
Accrued discounts (premiums)	(366)
Realized gains (losses)	25
Change in unrealized gains (losses)	(3,960)
Purchases	596,897
Sales	(131,777)
Transfers into Level 3	33,677
Transfers out of Level 3	(177,510)
Balance as of April 30, 2014	$827,969
Change in unrealized gains (losses) relating to securities still held at April 30, 2014	$(1,902)

The investment type categorized above was valued using indicative broker quotes. These indicative broker quotes are considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadvisers, who are responsible for day-to-day portfolio management of the Fund.

Notes to financial statements (unaudited)	Wells Fargo Advantage Strategic Income Fund	29

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.475% and declining to 0.375% as the average daily net assets of the Fund increase. For the six months ended April 30, 2014, the advisory fee was equivalent to an annual rate of 0.475% of the Fund’s average daily net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.15% as the average daily net assets of the Fund increase. First International Advisors, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.90% for Class A shares, 1.65% for Class C shares, 0.75% for Administrator Class shares, and 0.60% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2014 were $9,087,399 and $6,687,467, respectively.

As of April 30, 2014, the Fund had unfunded term loan commitments of $877,821.

6. DERIVATIVE TRANSACTIONS

During the six months ended April 30, 2014, the Fund entered into futures contracts to manage duration exposure.

At April 30, 2014, the Fund had short futures contracts outstanding as follows:

Expiration date	Counterparty	Contracts	Type	Contract value at April 30, 2014	Unrealized gains (losses)
6-19-2014	JPMorgan	56 Short	10-Year U.S. Treasury Notes	$6,967,625	$(7,778)
6-19-2014	JPMorgan	6 Short	U.S. Treasury Bonds	809,625	(14,173)
6-19-2014	JPMorgan	6 Short	5-Year U.S. Treasury Notes	716,719	981

30	Wells Fargo Advantage Strategic Income Fund	Notes to financial statements (unaudited)

The Fund had an average notional amount of $8,445,126 in short futures contracts during the six months ended April 30, 2014.

During the six months ended April 30, 2014, the Fund entered into forward foreign currency contracts for economic hedging purposes.

At April 30, 2014, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to buy:

Exchange date	Counterparty	Contracts to receive		U.S. value at April 30, 2014	In exchange for U.S. $	Unrealized gains
6-20-2014	State Street Bank	16,500,000	RUB	$457,588	$454,270	$3,318
Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver		U.S. value at April 30, 2014	In exchange for U.S. $	Unrealized losses
6-16-2014	State Street Bank	430,000	TRY	$201,272	$191,274	$(9,998)
6-20-2014	State Street Bank	16,500,000	RUB	457,588	447,094	(10,494)
6-30-2014	State Street Bank	3,825,000	ZAR	360,328	352,388	(7,940)

The Fund had average contract amounts of $343,614 and $1,995,051 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the six months ended April 30, 2014.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2014 was as follows for the Fund:

	Asset derivatives			Liability derivatives
	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value
Interest rate contracts	Net assets – Net unrealized losses on investments	$981	*	Net assets – Net unrealized losses on investments	$21,951	*
Forward foreign currency contracts	Unrealized gains on forward foreign currency exchange contracts, Net assets – Net unrealized losses on investments	3,318		Unrealized losses on forward foreign currency exchange contracts, Net assets – Net unrealized losses on investments	28,432
		$4,299			$50,383

*	Amount represents cumulative unrealized gains/losses on futures contracts. Only the payable for variation margin as of April 30, 2014, which represents the current day’s variation margin, is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2014 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives		Change in unrealized gains (losses) on derivatives
	Futures contracts	Forward currency contracts	Futures contracts	Forward currency contracts
Interest rate contracts	$(225,517)	$0	$214,556	$0
Forward foreign currency contracts	0	117,384	0	(24,661)

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to

Notes to financial statements (unaudited)	Wells Fargo Advantage Strategic Income Fund	31

cover obligations of the Fund under the ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Forward foreign currency contracts	State Street Bank	$3,318*	$(3,318)	$0	$0

*	Amount represents net unrealized gains.

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities		Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Futures – variation margin	JPMorgan	$28,828		$0	$(28,828)	$0
Forward foreign currency contracts	State Street Bank	28,432	**	(3,318)	0	25,114

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty by derivative type.

**	Amount represents net unrealized losses.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the six months ended April 30, 2014, the Fund paid $12 in commitment fees.

For the six months ended April 30, 2014, there were no borrowings by the Fund under the agreement.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. SUBSEQUENT DISTRIBUTIONS

On May 23, 2014, the Fund declared distributions from net investment income to shareholders of record on May 22, 2014. The per share amounts payable on May 27, 2014 were as follows:

Net investment income
Class A	$0.01056
Class C	0.00030
Administrator Class	0.01157
Institutional Class	0.01581

32	Wells Fargo Advantage Strategic Income Fund	Notes to financial statements (unaudited)

On June 24, 2014, the Fund declared distributions from net investment income to shareholders of record on June 23, 2014. The per share amounts payable on June 25, 2014 were as follows:

Net investment income
Class A	$0.02759
Class C	0.02114
Administrator Class	0.02809
Institutional Class	0.03064

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

Other information (unaudited)	Wells Fargo Advantage Strategic Income Fund	33

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34	Wells Fargo Advantage Strategic Income Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Strategic Income Fund	35

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

36	Wells Fargo Advantage Strategic Income Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 27-28, 2014 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Strategic Income Fund (the “Fund”), (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management, for the Fund, and (iii) an investment sub-advisory agreement with First International Advisors, LLC (“First International”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreements with WellsCap and First International (the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board acknowledged that the Fund is newly formed and has no performance record. The Board noted that it considered the performance of other accounts managed by the Sub-Advisers utilizing an investment style and strategy similar to that of the Fund when the Board initially approved the Advisory Agreements for the Fund at an in-person meeting of the Board held on November 6-7, 2012, including how such accounts performed in relation to the Fund’s benchmark index. The Board noted that it would have the opportunity to review performance information relating to the Fund on an on-going basis and in connection with future annual reviews of advisory agreements.

Other information (unaudited)	Wells Fargo Advantage Strategic Income Fund	37

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Advisers, because their profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The

38	Wells Fargo Advantage Strategic Income Fund	Other information (unaudited)

Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and the Sub-Advisers from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable.

List of abbreviations	Wells Fargo Advantage Strategic Income Fund	39

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

225164 06-14 SA263/SAR263 04-14

Wells Fargo Advantage Asia Pacific Fund

Semi-Annual Report

April 30, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Asia Pacific Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The Bank of Japan (BoJ) continued the aggressive monetary easing program that it began in early 2013 as part of Prime Minister Shinzo Abe’s plan to help revitalize Japan’s economy by ending its longtime deflation.

Dear Valued Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Advantage Asia Pacific Fund for the six-month period that ended April 30, 2014. The period was marked by growing concern about an economic slowdown in China and heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine. The environment created a headwind for many Asian markets, both developed and emerging.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various quantitative easing policies. The U.S. Federal Reserve (Fed) remained a major source of liquidity for market participants around the world. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. At the beginning of the reporting period, the FOMC was still making open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market and purchasing $45 billion per month in long-term U.S. Treasuries. However, in mid-December 2013, the FOMC announced that it would reduce (or taper) its bond-buying program by $10 billion per month beginning in January 2014. The removal of liquidity sparked a sell-off in emerging markets stocks and currencies as investors sold higher-risk assets.

The Bank of Japan (BoJ) continued the aggressive monetary easing program that it began in early 2013 as part of Prime Minister Shinzo Abe’s plan to help revitalize Japan’s economy by ending its longtime deflation. The BoJ aims to achieve a 2% annual inflation rate by injecting the equivalent of $583 billion to $680 billion per year into the Japanese economy, primarily through the purchase of long-term Japanese government bonds.

Stock market performance was mixed amid upcoming elections and signs of slowing growth in China.

The MSCI All Country Asia Pacific Index (Net)1 returned -2.55% for the six-month period, with Asian markets posting mixed results. Among the markets with the best performance, one common driver was the prospect of an election that might produce favorable results for investors. In Indonesia, the popular governor of Jakarta is a leading candidate for the presidency. Investors are hoping that if he wins the July election he will push through economic reforms. A similar dynamic was at play in India, in which investors were heartened by polls showing a lead for a business-friendly opposition party in the April to May election for a new government.

By contrast, in Japan, the honeymoon for Prime Minister Shinzo Abe appeared to be ending, with investors worrying that his reforms were not taking effect as quickly as originally hoped. The deceleration of Japan’s growth in gross domestic product (GDP) in 2013—falling from 1.3% GDP growth in the first quarter to 0.1% GDP growth in the fourth—only fed investor fears. (The GDP growth number for the first quarter of 2014 was released after the reporting period ended.) Investors were especially concerned about an April 2014 increase in Japan’s consumption tax to 8% from 5% because the tax increase had the potential to further dampen economic growth.

1.	The Morgan Stanley Capital International (MSCI) All Country Asia Pacific Index is a total return, market-capitalization-weighted index that measures the performance of stock markets in the following 15 Pacific-region countries: Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, Philippines, Singapore, Sri Lanka, Taiwan, and Thailand. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Letter to shareholders (unaudited)	Wells Fargo Advantage Asia Pacific Fund	3

Perhaps the most significant story of the period was the continued evidence of an economic slowdown in China. Many of the economic numbers out of China—such as national production, retail sales, fixed investment, and manufacturing activity—came in below analyst expectations, causing investor concern. In addition, China’s government has allowed a growing number of defaults in the country’s financial system as part of a long-term plan to rein in credit growth. Such defaults have the potential to freeze the credit system—as happened in Western economies during the 2007–2008 financial crisis—further putting investors on edge.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Many of the economic numbers out of China—such as for national production, retail sales, fixed investment, and manufacturing activity—came in below analyst expectations, causing investor concern.

Notice to shareholders

The Fund and Wells Fargo Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Fund, to select or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management or the Fund, except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Fund (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Fund’s assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Fund and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Fund. In the event that a new subadviser is hired pursuant to the Multi-manager Structure, the Fund is required to provide notice to shareholders within 90 days.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

4	Wells Fargo Advantage Asia Pacific Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

Wells Capital Management Incorporated

Wells Capital Management Singapore

Portfolio managers

Alison Shimada

Anthony L.T. Cragg

Average annual total returns1 (%) as of April 30, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFAAX)	7-31-2007	(6.91)	11.56	7.04	(1.27)	12.90	7.68	1.76	1.62
Class C (WFCAX)	7-31-2007	(3.09)	12.04	6.88	(2.09)	12.04	6.88	2.51	2.37
Administrator Class (WFADX)	7-30-2010	–	–	–	(1.17)	13.06	7.75	1.60	1.42
Institutional Class (WFPIX)	7-30-2010	–	–	–	(0.96)	13.19	7.82	1.33	1.27
Investor Class (SASPX)	12-31-1993	–	–	–	(1.33)	12.80	7.62	1.82	1.67
MSCI All Country Asia Pacific Index (Net)[4]	–	–	–	–	(0.95)	11.30	6.44	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to regional risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Asia Pacific Fund	5

Ten largest equity holdings[5] (%) as of April 30, 2014
Samsung Electronics Company Limited	2.13
Matsushita Electric Industrial Company Limited	1.87
Sumitomo Mitsui Trust Holdings Incorporated	1.84
Taiwan Semiconductor Manufacturing Company Limited	1.81
GLP J-REIT	1.78
Mitsui Fudosan Company Limited	1.76
Japan Airlines Company Limited	1.75
Mitsubishi Electric Corporation	1.57
Hitachi Limited	1.53
SoftBank Corporation	1.51

Sector distribution[6] as of April 30, 2014

1.	Historical performance shown for Class A shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares, and has been adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Administrator and Institutional Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.02% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

3.	The Adviser has committed through February 28, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.60% for Class A, 2.35% for Class C, 1.40% for Administrator Class, 1.25% for Institutional Class, and 1.65% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Morgan Stanley Capital International (MSCI) All Country Asia Pacific Index (Net) is a total return, capitalization-weighted index that measures the performance of stock markets in 15 pacific region countries, including Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, Philippines, Singapore, Sri Lanka, Taiwan, and Thailand. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

5.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified. Top holdings typically include the underlying ordinary shares combined with any depositary receipts.

6.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Asia Pacific Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2013 to April 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11-1-2013	Ending account value 4-30-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$986.45	$7.88	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Class C
Actual	$1,000.00	$981.70	$11.55	2.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.14	$11.73	2.35%
Administrator Class
Actual	$1,000.00	$986.59	$6.90	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.00	1.40%
Institutional Class
Actual	$1,000.00	$987.83	$6.16	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.26	1.25%
Investor Class
Actual	$1,000.00	$985.82	$8.12	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.61	$8.25	1.65%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage Asia Pacific Fund	7

Security name	Shares	Value

Common Stocks: 88.21%

Australia: 6.48%
AMP Limited (Financials, Insurance)	465,857	$2,185,545
BHP Billiton Limited (Materials, Metals & Mining)	63,100	2,212,902
Boral Limited (Materials, Construction Materials)	217,900	1,151,822
Commonwealth Bank of Australia (Financials, Banks)	12,700	930,886
Insurance Australia Group Limited (Financials, Insurance)	162,900	868,658
Mirvac Group (Financials, REITs)	1,162,590	1,890,081
Ozforex Group Limited (Financials, Diversified Financial Services) †	445,000	1,260,886
Treasury Wine Estates Limited (Consumer Staples, Beverages)	138,300	489,512

		10,990,292

China: 18.11%
Agricultural Bank of China (Financials, Banks)	5,967,000	2,501,338
AviChina Industry & Technology Company Limited (Industrials, Aerospace & Defense)	3,780,000	2,018,483
Bank of China Limited (Financials, Banks)	2,113,000	929,366
Beijing Enterprises Water Group Limited (Utilities, Water Utilities)	1,806,000	1,146,082
China Cinda Asset Management Company Limited (Financials, Capital Markets) †	1,658,000	834,031
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	200,000	1,901,212
China Petroleum & Chemical Corporation (Energy, Oil, Gas & Consumable Fuels)	2,092,000	1,848,355
China Shipping Container Lines Company Limited Class H (Industrials, Marine) †	3,113,000	742,820
China Singyes Solar Technologies Holdings Limited (Industrials, Construction & Engineering)	862,000	1,260,821
Fu Shou Yuan International Group (Consumer Discretionary, Diversified Consumer Services) †	1,477,891	810,148
GCL-Poly Energy Holdings Limited (Information Technology, Semiconductors & Semiconductor Equipment) †	8,063,000	2,412,780
Guodian Technology & Environment Group Corporation Limited (Industrials, Electrical Equipment)	2,925,000	728,142
Huaneng Renewables Corporation Limited (Utilities, Independent Power & Renewable Electricity Producers)	2,616,000	809,808
Industrial & Commercial Bank of China Limited Class H (Financials, Banks)	4,079,000	2,430,685
MicroPort Scientific Corporation (Health Care, Health Care Equipment & Supplies)	1,239,800	839,545
PetroChina Company Limited (Energy, Oil, Gas & Consumable Fuels)	1,310,000	1,517,332
Ping An Insurance Group Company of China Limited (Financials, Insurance)	216,700	1,602,970
Qinhuangdao Port Company Limited (Industrials, Transportation Infrastructure) †	1,513,000	815,733
Shanghai Fosun Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	233,000	787,391
SINA Corporation (Information Technology, Internet Software & Services) †	15,200	726,560
Tencent Holdings Limited (Information Technology, Internet Software & Services)	12,900	803,988
Termbray Petro-King Oilfield Services Limited (Energy, Energy Equipment & Services) †«	2,630,000	851,457
Wasion Group Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components)	2,232,000	1,597,792
Zhaojin Mining Industry Company Limited (Materials, Metals & Mining)	1,324,500	794,398

		30,711,237

Hong Kong: 5.85%
China Everbright International Limited (Industrials, Commercial Services & Supplies)	1,430,000	1,792,814
China Merchants Holdings International Company Limited (Industrials, Transportation Infrastructure)	254,000	794,472
China Overseas Land & Investment Limited (Financials, Real Estate Management & Development)	296,000	726,165
Cosco Pacific Limited (Industrials, Transportation Infrastructure)	654,861	876,758
First Pacific Company Limited (Financials, Diversified Financial Services)	1,289,000	1,428,167
Fosun International (Materials, Metals & Mining)	673,000	814,237
HK Electric Investments Limited (Utilities, Electric Utilities) †	125	86
Honworld Group Limited (Consumer Staples, Food Products) †	969,000	653,670
Pacific Basin Shipping Limited (Industrials, Marine)	1,457,000	847,557
Power Assets Holdings Limited (Utilities, Electric Utilities)	118,500	1,024,062

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Advantage Asia Pacific Fund	Portfolio of investments—April 30, 2014 (unaudited)

Security name	Shares	Value

Hong Kong (continued)
Wharf Holdings Limited (Financials, Real Estate Management & Development)	137,000	$958,635

		9,916,623

India: 4.01%
HDFC Bank Limited (Financials, Banks)	69,400	862,969
Hindalco Industries Limited (Materials, Metals & Mining)	759,300	1,690,690
ICICI Bank Limited ADR (Financials, Banks)	43,700	1,864,679
Maruti Suzuki India Limited (Consumer Discretionary, Automobiles)	30,700	978,796
Oil & Natural Gas Corporation Limited (Energy, Oil, Gas & Consumable Fuels)	259,000	1,396,019

		6,793,153

Indonesia: 3.02%
PT Astra International Tbk (Consumer Discretionary, Automobiles)	1,277,400	820,369
PT Sawit Sumbermas Sarana Tbk (Consumer Staples, Food Products) †	10,585,000	1,098,646
PT Semen Gresik Persero Tbk (Materials, Construction Materials)	607,500	780,295
PT Telekomunikasi Indonesia Tbk (Telecommunication Services, Diversified Telecommunication Services)	5,416,000	1,061,042
PT Wijaya Karya Beton Tbk (Materials, Construction Materials) †	21,436,000	1,362,752

		5,123,104

Japan: 28.98%
ASICS Corporation (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	49,100	955,249
Avex Group Holdings Incorporated (Consumer Discretionary, Media)	58,000	1,071,101
FANUC Limited (Industrials, Machinery)	7,300	1,313,836
Fuji Heavy Industries Limited (Consumer Discretionary, Automobiles)	33,700	885,064
FUJIFILM Holdings Corporation (Information Technology, Electronic Equipment, Instruments & Components)	81,800	2,112,310
GLP J-REIT (Financials, REITs)	3,050	3,010,173
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	364,000	2,588,429
Hulic REIT Incorporated (Financials, REITs) †«	700	977,063
Inpex Holdings Incorporated (Energy, Oil, Gas & Consumable Fuels)	97,000	1,411,806
Japan Airlines Company Limited (Industrials, Airlines)	57,300	2,964,904
Komatsu Limited (Industrials, Machinery)	43,500	958,204
M3 Incorporated (Health Care, Health Care Technology)	140,000	1,919,890
Matsushita Electric Industrial Company Limited (Consumer Discretionary, Household Durables)	290,000	3,174,158
Mitsubishi Corporation (Industrials, Trading Companies & Distributors)	55,700	995,937
Mitsubishi Electric Corporation (Industrials, Electrical Equipment)	234,000	2,661,926
Mitsubishi Heavy Industries Limited (Industrials, Machinery)	424,000	2,231,252
Mitsui Fudosan Company Limited (Financials, Real Estate Management & Development)	101,000	2,984,506
Modec Incorporated (Energy, Energy Equipment & Services) «	44,100	974,872
Nagoya Railroad Company Limited (Industrials, Road & Rail)	635,000	2,012,422
Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	25,300	1,400,922
Otsuka Corporation (Information Technology, IT Services)	7,700	910,579
Sanrio Company Limited (Consumer Discretionary, Specialty Retail) «	21,800	689,813
SoftBank Corporation (Telecommunication Services, Wireless Telecommunication Services)	34,500	2,561,305
Sumitomo Mitsui Trust Holdings Incorporated (Financials, Banks)	759,000	3,125,534
Toshiba Corporation (Industrials, Industrial Conglomerates)	449,000	1,756,737
Toyota Motor Corporation (Consumer Discretionary, Automobiles)	31,500	1,699,555
West Holdings Corporation (Consumer Discretionary, Household Durables) «	70,700	948,798
Yahoo Japan Corporation (Information Technology, Internet Software & Services)	191,600	832,106

		49,128,451

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage Asia Pacific Fund	9

Security name	Shares	Value

Malaysia: 2.11%
Barakah Offshore Petroleum Bhd (Energy, Energy Equipment & Services) †	1,808,800	$936,111
IHH Healthcare Bhd (Health Care, Health Care Providers & Services) †	700,000	863,179
Public Bank Bhd (Financials, Banks)	143,200	883,187
SP Setia Bhd (Financials, Real Estate Management & Development)	970,700	897,723

		3,580,200

New Zealand: 0.52%
Infratil Limited (Utilities, Electric Utilities)	447,100	886,729

Philippines: 2.65%
ABS-CBN Holdings Corporation (Consumer Discretionary, Media)	969,200	810,928
OceanaGold Corporation (Materials, Metals & Mining) †«	711,700	1,785,158
Pepsi-Cola Products Philippines Incorporated (Consumer Staples, Beverages)	8,608,000	965,455
Philippine Long Distance Telephone Company (Telecommunication Services, Wireless Telecommunication Services)	14,350	927,052

		4,488,593

Singapore: 4.68%
ARA Asset Management Limited (Financials, Capital Markets)	421,000	612,846
CapitaRetail China Trust (Financials, REITs)	733,000	865,311
First Resources Limited (Consumer Staples, Food Products)	562,000	1,152,062
Global Logistic Properties Limited (Financials, Real Estate Management & Development)	626,000	1,423,068
Hutchison Port Holdings Trust (Industrials, Transportation Infrastructure)	1,455,000	989,400
Lippo Malls Indonesia Retail Trust (Financials, REITs)	3,603,000	1,163,927
Midas Holdings Limited (Materials, Metals & Mining)	2,357,000	883,617
Raffles Medical Group Limited (Health Care, Health Care Providers & Services)	294,000	851,256

		7,941,487

South Korea: 4.98%
Hana Financial Group Incorporated (Financials, Banks)	23,390	822,826
Hanssem Company Limited (Consumer Discretionary, Household Durables)	13,000	1,061,841
Korea Electric Power Corporation (Utilities, Electric Utilities)	24,930	953,000
LG Chem Limited (Materials, Chemicals)	4,700	1,196,264
NCsoft Corporation (Information Technology, Software)	4,300	853,092
POSCO (Materials, Metals & Mining)	8,400	2,499,758
Suprema Incorporated (Information Technology, Electronic Equipment, Instruments & Components) †	42,600	1,053,353

		8,440,134

Taiwan: 6.19%
Chicony Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	359,000	933,224
Chroma ATE Incorporated (Information Technology, Electronic Equipment, Instruments & Components)	309,000	795,063
Cleanaway Company Limited (Industrials, Commercial Services & Supplies)	144,000	815,418
Everlight Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	342,000	799,563
Radiant Opto-Electronics Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	513,000	2,064,027
Siliconware Precision Industries Company (Information Technology, Semiconductors & Semiconductor Equipment)	722,000	1,057,967
Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	784,000	3,076,495
WPG Holdings Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	774,000	950,904

		10,492,661

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Asia Pacific Fund	Portfolio of investments—April 30, 2014 (unaudited)

Security name			Shares	Value

Thailand: 0.63%
Mega Lifesciences PCL (Health Care, Pharmaceuticals)			1,520,000	$1,066,255

Total Common Stocks (Cost $143,829,100)				149,558,919

Investment Companies: 1.26%

United States: 1.26%
iShares MSCI Japan Index ETF			77,713	861,060
Market Vectors India Small Cap Index ETF			34,339	1,271,230

Total Investment Companies (Cost $2,117,991)				2,132,290

		Expiration date

Participation Notes: 5.17%

China: 5.17%
HSBC Bank plc (China Vanke Company Limited Class A) (Financials, Real Estate Management & Development) †		2-11-2019	635,000	801,345
HSBC Bank plc (Guangxi Wuzhou Zhongheng Group Company Limited Class A) (Health Care, Pharmaceuticals) †		10-31-2014	419,700	847,432
HSBC Bank plc (Qingdao Haier Company Limited Class A) (Consumer Discretionary, Household Durables) †		6-8-2020	702,500	1,722,557
HSBC Bank plc (Shanghai International Airport Company Limited Class A) (Industrials, Transportation Infrastructure) †		8-20-2020	693,500	1,465,633
HSBC Bank plc (Shenzhen Fuanna Bedding & Furnishing Company Limited Class A) (Consumer Discretionary, Household Durables) †		10-31-2023	383,901	842,075
HSBC Bank plc (Weichai Power Company Limited Class A) (Industrials, Machinery) †		12-20-2021	395,000	1,082,131
Standard Chartered Bank (Daqin Railway Company Limited Class A) (Industrials, Road & Rail) †		4-3-2015	1,192,300	1,268,465
Standard Chartered Bank (Henan Shuanghui Investment & Development Company Limited Class A) (Consumer Staples, Food Products) †		4-10-2015	128,300	737,201

Total Participation Notes (Cost $8,987,494)				8,766,839

	Dividend yield

Preferred Stocks: 2.13%

South Korea: 2.13%
Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment) ±	1.28%		3,600	3,612,891

Total Preferred Stocks (Cost $2,572,004)				3,612,891

Rights: 0.00%

Hong Kong: 0.00%
Fosun International Limited (Materials, Metals & Mining) †		8-27-2014	52,494	237

Total Rights (Cost $0)				237

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage Asia Pacific Fund	11

Security name	Yield	Shares	Value

Short-Term Investments: 4.09%

Investment Companies: 4.09%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%	2,587,678	$2,587,678
Wells Fargo Securities Lending Cash Investments, LLC (l)(r)(u)(v)	0.11	4,343,942	4,343,941

Total Short-Term Investments (Cost $6,931,619)			6,931,619

Total investments in securities
(Cost $164,438,208) *	100.86%	171,002,795
Other assets and liabilities, net	(0.86)	(1,454,141)

Total net assets	100.00%	$169,548,654

†	Non-income-earning security

«	All or a portion of this security is on loan.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $167,072,867 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$13,813,583
Gross unrealized depreciation	(9,883,655)

Net unrealized appreciation	$3,929,928

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Asia Pacific Fund	Statement of assets and liabilities—April 30, 2014 (unaudited)

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$164,071,176
In affiliated securities, at value (see cost below)	6,931,619

Total investments, at value (see cost below)	171,002,795
Foreign currency, at value (see cost below)	1,646,229
Receivable for investments sold	2,054,033
Receivable for Fund shares sold	49,496
Receivable for dividends	680,015
Receivable for securities lending income	5,355
Prepaid expenses and other assets	33,078

Total assets	175,471,001

Liabilities
Payable for investments purchased	1,135,538
Payable for Fund shares redeemed	183,781
Payable upon receipt of securities loaned	4,343,942
Advisory fee payable	119,450
Distribution fees payable	1,191
Due to other related parties	50,093
Accrued expenses and other liabilities	88,352

Total liabilities	5,922,347

Total net assets	$169,548,654

NET ASSETS CONSIST OF
Paid-in capital	$287,651,933
Accumulated net investment loss	(2,360,863)
Accumulated net realized losses on investments	(122,308,791)
Net unrealized gains on investments	6,566,375

Total net assets	$169,548,654

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$6,391,887
Shares outstanding – Class A	566,590
Net asset value per share – Class A	$11.28
Maximum offering price per share – Class A2	$11.97
Net assets – Class C	$1,891,051
Shares outstanding – Class C	175,818
Net asset value per share – Class C	$10.76
Net assets – Administrator Class	$12,164,686
Shares outstanding – Administrator Class	1,097,189
Net asset value per share – Administrator Class	$11.09
Net assets – Institutional Class	$146,024
Shares outstanding – Institutional Class	13,163
Net asset value per share – Institutional Class	$11.09
Net assets – Investor Class	$148,955,006
Shares outstanding – Investor Class	13,405,917
Net asset value per share – Investor Class	$11.11

Investments in unaffiliated securities (including securities on loan), at cost	$157,506,589

Investments in affiliated securities, at cost	$6,931,619

Total investments, at cost	$164,438,208

Securities on loan, at value	$4,128,416

Foreign currency, at cost	$1,646,052

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended April 30, 2014 (unaudited)	Wells Fargo Advantage Asia Pacific Fund	13

Investment income
Dividends*	$1,395,595
Securities lending income, net	22,813
Income from affiliated securities	1,463

Total investment income	1,419,871

Expenses
Advisory fee	850,132
Administration fees
Fund level	44,744
Class A	9,038
Class C	2,603
Administrator Class	6,251
Institutional Class	55
Investor Class	251,812
Shareholder servicing fees
Class A	8,690
Class C	2,503
Administrator Class	13,307
Investor Class	195,999
Distribution fees
Class C	7,510
Custody and accounting fees	83,869
Professional fees	23,791
Registration fees	32,482
Shareholder report expenses	26,131
Trustees’ fees and expenses	4,469
Other fees and expenses	12,001

Total expenses	1,575,387
Less: Fee waivers and/or expense reimbursements	(109,488)

Net expenses	1,465,899

Net investment loss	(46,028)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	7,867,517
Forward foreign currency contract transactions	(43)

Net realized gains on investments	7,867,474

Net change in unrealized gains (losses) on investments	(10,019,494)

Net realized and unrealized gains (losses) on investments	(2,152,020)

Net decrease in net assets resulting from operations	$(2,198,048)

* Net of foreign dividend withholding taxes in the amount of	$136,372

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Asia Pacific Fund	Statement of changes in net assets

	Six months ended April 30, 2014 (unaudited)		Year ended October 31, 2013

Operations
Net investment income (loss)		$(46,028)		$1,983,142
Net realized gains on investments		7,867,474		24,425,709
Net change in unrealized gains (losses) on investments		(10,019,494)		6,462,219

Net increase (decrease) in net assets resulting from operations		(2,198,048)		32,871,070

Distributions to shareholders from
Net investment income
Class A		(174,427)		(242,199)
Class C		(39,188)		(55,133)
Administrator Class		(357,092)		(517,420)
Institutional Class		(3,952)		(488)
Investor Class		(4,117,147)		(5,920,195)

Total distributions to shareholders		(4,691,806)		(6,735,435)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	74,434	857,621	524,754	5,849,346
Class C	47,187	517,730	57,655	624,516
Administrator Class	194,714	2,190,200	447,283	4,865,999
Institutional Class	1,755	19,998	9,917	109,066
Investor Class	985,443	11,156,896	3,687,801	39,900,338

		14,742,445		51,349,265

Reinvestment of distributions
Class A	14,068	162,768	19,589	201,959
Class C	2,369	26,174	3,990	39,420
Administrator Class	29,465	334,721	46,860	474,690
Institutional Class	348	3,952	48	488
Investor Class	353,802	4,029,825	551,264	5,600,848

		4,557,440		6,317,405

Payment for shares redeemed
Class A	(265,910)	(3,090,448)	(359,560)	(3,977,877)
Class C	(51,284)	(554,528)	(55,976)	(604,958)
Administrator Class	(217,080)	(2,441,459)	(684,345)	(7,536,691)
Institutional Class	(66)	(760)	0	0
Investor Class	(2,163,188)	(24,478,739)	(5,429,628)	(59,220,253)

		(30,565,934)		(71,339,779)

Net decrease in net assets resulting from capital share transactions		(11,266,049)		(13,673,109)

Total increase (decrease) in net assets		(18,155,903)		12,462,526

Net assets
Beginning of period		187,704,557		175,242,031

End of period		$169,548,654		$187,704,557

Undistributed (accumulated) net investment income (loss)		$(2,360,863)		$2,376,971

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Asia Pacific Fund	15

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31				Year ended September 30
CLASS A		2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$11.72	$10.19	$9.30	$10.15	$9.77	$8.82	$8.14
Net investment income (loss)	(0.00)[2,3]	0.12 [2]	0.10 [2]	0.08 [2]	(0.01)[2]	0.04 [2]	0.11 [2]
Net realized and unrealized gains (losses) on investments	(0.14)	1.79	0.79	(0.89)	0.39	1.05	0.59

Total from investment operations	(0.14)	1.91	0.89	(0.81)	0.38	1.09	0.70
Distributions to shareholders from
Net investment income	(0.30)	(0.38)	0.00	(0.04)	0.00	(0.14)	(0.02)
Net asset value, end of period	$11.28	$11.72	$10.19	$9.30	$10.15	$9.77	$8.82
Total return[4]	(1.36)%	19.24%	9.57%	(7.97)%	3.89%	12.58%	8.64%
Ratios to average net assets (annualized)
Gross expenses	1.71%	1.79%	1.86%	1.73%	1.90%	1.90%	2.03%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%	1.59%	1.60%
Net investment income (loss)	(0.05)%	1.08%	1.04%	0.83%	(0.91)%	0.49%	1.56%
Supplemental data
Portfolio turnover rate	63%	187%	163%	196%	11%	137%	185%
Net assets, end of period (000s omitted)	$6,392	$8,720	$5,699	$31,000	$63,741	$62,700	$85,156

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Asia Pacific Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31				Year ended September 30
CLASS C		2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$11.15	$9.73	$8.98	$9.96	$9.59	$8.67	$8.05
Net investment income (loss)	(0.04)	0.05	0.09 [2]	0.01	(0.01)[2]	(0.01)[2]	0.05 [2]
Net realized and unrealized gains (losses) on investments	(0.13)	1.69	0.69	(0.86)	0.38	1.03	0.57

Total from investment operations	(0.17)	1.74	0.78	(0.85)	0.37	1.02	0.62
Distributions to shareholders from
Net investment income	(0.22)	(0.32)	(0.03)	(0.13)	0.00	(0.10)	0.00
Net asset value, end of period	$10.76	$11.15	$9.73	$8.98	$9.96	$9.59	$8.67
Total return[3]	(1.83)%	18.44%	8.78%	(8.67)%	3.86%	11.84%	7.70%
Ratios to average net assets (annualized)
Gross expenses	2.46%	2.54%	2.62%	2.48%	2.65%	2.65%	2.79%
Net expenses	2.35%	2.35%	2.35%	2.35%	2.35%	2.34%	2.35%
Net investment income (loss)	(0.70)%	0.37%	0.92%	0.18%	(1.66)%	(0.13)%	0.73%
Supplemental data
Portfolio turnover rate	63%	187%	163%	196%	11%	137%	185%
Net assets, end of period (000s omitted)	$1,891	$1,980	$1,673	$1,274	$1,507	$1,450	$1,112

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Asia Pacific Fund	17

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31				Year ended September 30, 2010[2]
ADMINISTRATOR CLASS		2013	2012	2011	2010[1]
Net asset value, beginning of period	$11.54	$10.04	$9.29	$10.15	$9.77	$8.84
Net investment income (loss)	0.01	0.14 [3]	0.17	0.12 [3]	(0.00)[3,4]	0.03 [3]
Net realized and unrealized gains (losses) on investments	(0.14)	1.77	0.71	(0.89)	0.38	0.90

Total from investment operations	(0.13)	1.91	0.88	(0.77)	0.38	0.93
Distributions to shareholders from
Net investment income	(0.32)	(0.41)	(0.13)	(0.09)	0.00	0.00
Net asset value, end of period	$11.09	$11.54	$10.04	$9.29	$10.15	$9.77
Total return[5]	(1.34)%	19.57%	9.66%	(7.68)%	3.89%	10.52%
Ratios to average net assets (annualized)
Gross expenses	1.52%	1.61%	1.67%	1.52%	1.74%	1.80%
Net expenses	1.40%	1.40%	1.40%	1.39%	1.40%	1.40%
Net investment income (loss)	0.19%	1.26%	1.74%	1.14%	(0.70)%	1.98%
Supplemental data
Portfolio turnover rate	63%	187%	163%	196%	11%	137%
Net assets, end of period (000s omitted)	$12,165	$12,577	$12,860	$13,959	$11	$11

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Asia Pacific Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31				Year ended September 30, 2010[2]
INSTITUTIONAL CLASS		2013	2012	2011	2010[1]
Net asset value, beginning of period	$11.55	$10.05	$9.30	$10.15	$9.77	$8.84
Net investment income (loss)	0.02 [3]	0.18 [3]	0.18	0.13	(0.01)[3]	0.03 [3]
Net realized and unrealized gains (losses) on investments	(0.14)	1.74	0.71	(0.89)	0.39	0.90

Total from investment operations	(0.12)	1.92	0.89	(0.76)	0.38	0.93
Distributions to shareholders from
Net investment income	(0.34)	(0.42)	(0.14)	(0.09)	0.00	0.00
Net asset value, end of period	$11.09	$11.55	$10.05	$9.30	$10.15	$9.77
Total return[4]	(1.22)%	19.70%	9.90%	(7.55)%	3.89%	10.52%
Ratios to average net assets (annualized)
Gross expenses	1.28%	1.33%	1.42%	1.29%	1.47%	1.47%
Net expenses	1.25%	1.25%	1.25%	1.24%	1.25%	1.25%
Net investment income (loss)	0.38%	1.62%	1.86%	1.30%	(0.57)%	2.11%
Supplemental data
Portfolio turnover rate	63%	187%	163%	196%	11%	137%
Net assets, end of period (000s omitted)	$146	$129	$12	$11	$11	$11

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Asia Pacific Fund	19

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31				Year ended September 30
INVESTOR CLASS		2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$11.55	$10.05	$9.28	$10.14	$9.76	$8.81	$8.12
Net investment income (loss)	(0.01)	0.10	0.15	0.08 [2]	(0.01)[2]	0.04 [2]	0.09 [2]
Net realized and unrealized gains (losses) on investments	(0.14)	1.78	0.72	(0.88)	0.39	1.05	0.60

Total from investment operations	(0.15)	1.88	0.87	(0.80)	0.38	1.09	0.69
Distributions to shareholders from
Net investment income	(0.29)	(0.38)	(0.10)	(0.06)	0.00	(0.14)	(0.00)[3]
Net asset value, end of period	$11.11	$11.55	$10.05	$9.28	$10.14	$9.76	$8.81
Total return[4]	(1.42)%	19.25%	9.51%	(7.97)%	3.89%	12.51%	8.53%
Ratios to average net assets (annualized)
Gross expenses	1.77%	1.85%	1.94%	1.80%	1.97%	1.99%	2.14%
Net expenses	1.65%	1.65%	1.65%	1.65%	1.65%	1.64%	1.65%
Net investment income (loss)	(0.06)%	1.04%	1.47%	0.82%	(0.96)%	0.41%	1.36%
Supplemental data
Portfolio turnover rate	63%	187%	163%	196%	11%	137%	185%
Net assets, end of period (000s omitted)	$148,955	$164,299	$154,999	$169,895	$252,214	$241,892	$278,741

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Asia Pacific Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Asia Pacific Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On April 30, 2014, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to financial statements (unaudited)	Wells Fargo Advantage Asia Pacific Fund	21

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

22	Wells Fargo Advantage Asia Pacific Fund	Notes to financial statements (unaudited)

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of October 31, 2013, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $129,730,010 with $48,912,806 expiring in 2016 and $80,817,204 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements (unaudited)	Wells Fargo Advantage Asia Pacific Fund	23

As of April 30, 2014, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks
Australia	$10,990,292	$0	$0	$10,990,292
China	30,711,237	0	0	30,711,237
Hong Kong	9,916,623	0	0	9,916,623
India	5,930,184	862,969	0	6,793,153
Indonesia	5,123,104	0	0	5,123,104
Japan	49,128,451	0	0	49,128,451
Malaysia	3,580,200	0	0	3,580,200
New Zealand	886,729	0	0	886,729
Philippines	4,488,593	0	0	4,488,593
Singapore	7,941,487	0	0	7,941,487
South Korea	8,440,134	0	0	8,440,134
Taiwan	10,492,661	0	0	10,492,661
Thailand	1,066,255	0	0	1,066,255
Investment companies
United States	2,132,290	0	0	2,132,290
Preferred stocks
South Korea	3,612,891	0	0	3,612,891
Rights
Hong Kong	0	237	0	237
Participation notes	0	8,766,839	0	8,766,839
Short-term investments
Investment companies	2,587,678	4,343,941	0	6,931,619
	$157,028,809	$13,973,986	$0	$171,002,795

Transfers in and transfers out are recognized at the end of the reporting period. For the six months ended April 30, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadvisers, who are responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.95% and declining to 0.80% as the average daily net assets of the Fund increase. For the six months ended April 30, 2014, the advisory fee was equivalent to an annual rate of 0.95% of the Fund’s average daily net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase. Wells Capital Management Singapore, a separately identifiable department of Wells Fargo Bank, N.A. and an

24	Wells Fargo Advantage Asia Pacific Fund	Notes to financial statements (unaudited)

indirect, wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund. Out of its fees, WellsCap pays Wells Capital Management Singapore a fee for its services as subadviser at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.60% for Class A shares, 2.35% for Class C shares, 1.40% for Administrator Class shares, 1.25% for Institutional Class shares, and 1.65% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the six months ended April 30, 2014, Wells Fargo Funds Distributor, LLC received $2,753 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2014 were $109,237,399 and $123,028,618, respectively.

6. DERIVATIVE TRANSACTIONS

During the six months ended April 30, 2014, the Fund entered into forward foreign currency contracts for economic hedging purposes.

As of April 30, 2014, the Fund did not have any open forward foreign currency contracts. The Fund had average contract amounts of $1,348 and $1,348 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the six months ended April 30, 2014.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is

Notes to financial statements (unaudited)	Wells Fargo Advantage Asia Pacific Fund	25

permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the six months ended April 30, 2014, the Fund paid $92 in commitment fees.

For the six months ended April 30, 2014, there were no borrowings by the Fund under the agreement.

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors or geographic region. Funds that invest a substantial portion of their assets in any sector may be more affected by changes in that sector or geographic region than would be a fund whose investments are not heavily weighted in any sector or geographic region.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

26	Wells Fargo Advantage Asia Pacific Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 853 of the Internal Revenue Code, the following amounts were designated as foreign taxes paid for the fiscal year ended October 31, 2013. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$311,635	$0.0192	65.83%

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Asia Pacific Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

28	Wells Fargo Advantage Asia Pacific Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Asia Pacific Fund	29

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 27-28, 2014 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Asia Pacific Fund (the “Fund”), (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management, for the Fund and (iii) an investment sub-advisory agreement with Wells Capital Management Singapore (“WellsCap Singapore”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreements with WellsCap and WellsCap Singapore (the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than or in range of the average performance of the Universe for all periods. The Board also noted that the performance of the Fund was higher than its benchmark, the MSCI All Country Asia Pacific Index (Net), for all periods under review.

30	Wells Fargo Advantage Asia Pacific Fund	Other information (unaudited)

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to WellsCap and by WellsCap to WellsCap Singapore for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes except Investor Class, the Management Rate of which was higher than the average rate of its expense Groups. The Board noted, however, that the net operating expense ratio of the Fund’s Investor Class was in range of the median net operating expense ratio its expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Advisers, because their profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage Asia Pacific Fund	31

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and the Sub-Advisers from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable.

32	Wells Fargo Advantage Asia Pacific Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

225165 06-14 SA236/SAR236 04-14

Wells Fargo Advantage

Diversified International Fund

Semi-Annual Report

April 30, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Diversified International Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates.

Some of the markets that had declined the most during the European debt crisis—such as Italy and Ireland—benefited the most from this stable economic environment, but larger markets such as France and Germany also posted gains.

Dear Valued Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Advantage Diversified International Fund for the six-month period that ended April 30, 2014. The period was marked by growing concern about an economic slowdown in China and heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine. The environment created a headwind for many emerging markets, even as continued economic recovery in Europe helped most developed stock markets end the period with gains.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various quantitative easing policies. The U.S. Federal Reserve (Fed) remained a major source of liquidity for market participants around the world. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. At the beginning of the reporting period, the FOMC was still making open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market and was purchasing $45 billion per month in long-term U.S. Treasuries. However, in mid-December 2013, the FOMC announced that it would reduce (or taper) its bond-buying program by $10 billion per month beginning in January 2014. Although the tapering was less aggressive than some investors had feared, the removal of liquidity sparked a sell-off in emerging markets stocks and currencies as investors sold higher-risk assets.

European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In November 2013, the ECB cut its key rate to a historic low of 0.25%. The ECB’s actions helped support moderate year-over-year gross domestic product (GDP) growth in the eurozone.

Most developed regions gained, but emerging and developed Asian markets lagged.

For the six-month period, the MSCI EAFE Index (Net)1, a proxy for developed markets, returned 4.44%, while the MSCI Emerging Markets Index (Net)2 returned -2.98%.

In Europe, economic data continued to show moderate growth, with reported GDP for the 28 countries in the European Union rising by 0.4% in the fourth quarter of 2013 compared with the previous quarter. The unemployment rate remained high but stable at 10.5% in February and March 2014, while inflation remained consistently below a 1% annual rate. Some of the markets that had declined the most during the European debt crisis—such as Italy and Ireland—benefited the most from this stable economic environment, but larger markets such as France and Germany also posted gains. The ongoing turmoil in Ukraine did result in some stock market volatility, but as of the end of the reporting period, most investors believed that it would not result in war.

Asian markets posted mixed results, with political issues accounting for many of those differences. In countries such as India and Indonesia, investors were

1.	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. Calculations for EAFE use net dividends, which reflect the deduction of withholding taxes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

2.	The Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) is a free float-adjusted market-capitalization-weighted index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Diversified International Fund	3

optimistic that upcoming elections might sweep in more reform-minded governments. By contrast, in Japan, the honeymoon for Prime Minister Shinzō Abe appeared to be ending, with investors worrying that his reforms were not taking effect as quickly as originally hoped.

As for China, many of the country’s economic numbers—such as for national production, retail sales, fixed investment, and manufacturing activity—came in below analyst expectations, causing investor concern. In addition, China’s government has allowed a growing number of defaults in the country’s financial system as part of a long-term plan to rein in credit growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to shareholders

The Fund and Wells Fargo Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Fund, to select or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management or the Fund, except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Fund (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Fund’s assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Fund and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Fund. In the event that a new subadviser is hired pursuant to the Multi-manager Structure, the Fund is required to provide notice to shareholders within 90 days.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

4	Wells Fargo Advantage Diversified International Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

Artisan Partners Limited Partnership

LSV Asset Management

Wells Capital Management Incorporated

Portfolio managers

Mark L. Yockey, CFA

Josef Lakonishok

Puneet Mansharamani, CFA

Menno Vermeulen, CFA

Jeffrey Everett, CFA

Dale Winner, CFA

Average annual total returns1 (%) as of April 30, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SILAX)	9-24-1997	5.09	12.23	4.92	11.48	13.55	5.54	1.93	1.42
Class B (SILBX)*	9-24-1997	5.58	12.48	5.00	10.58	12.73	5.00	2.68	2.17
Class C (WFECX)	4-1-1998	9.60	12.77	4.78	10.60	12.77	4.78	2.68	2.17
Administrator Class (WFIEX)	11-8-1999	–	–	–	11.65	13.78	5.77	1.77	1.26
Institutional Class (WFISX)	8-31-2006	–	–	–	11.96	13.96	5.92	1.50	1.00
Investor Class (WIEVX)	7-18-2008	–	–	–	11.38	13.52	5.52	1.99	1.47
MSCI EAFE® Index (Net)[4]	–	–	–	–	13.35	13.58	6.93	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Diversified International Fund	5

Ten largest equity holdings[5] (%) as of April 30, 2014
Bayer AG	1.95
BP plc	1.41
Roche Holdings AG	1.31
Linde AG	1.30
Baidu Incorporated	1.30
Zurich Financial Services AG	1.26
Toyota Motor Corporation	1.25
ENI SpA	1.17
Nestle SA	1.07
Rolls-Royce Holdings plc	1.06

Sector distribution[6] as of April 30, 2014

1.	Historical performance shown for Investor Class shares prior to their inception reflects the performance of Class A shares and has been adjusted to reflect the higher expenses applicable to Investor Class shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

3.	The Adviser has committed through February 28, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.41% for Class A, 2.16% for Class B, 2.16% for Class C, 1.25% for Administrator Class, 0.99% for Institutional Class, and 1.46% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. Calculations for EAFE use net dividends, which reflect the deduction of withholding taxes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

5.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified. Top holdings typically include the underlying ordinary shares combined with any depositary receipts.

6.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Diversified International Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2013 to April 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11-1-2013	Ending account value 4-30-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,018.30	$7.06	1.41%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.05	1.41%
Class B
Actual	$1,000.00	$1,014.15	$10.79	2.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.08	$10.79	2.16%
Class C
Actual	$1,000.00	$1,014.37	$10.79	2.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.08	$10.79	2.16%
Administrator Class
Actual	$1,000.00	$1,018.88	$6.26	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.26	1.25%
Institutional Class
Actual	$1,000.00	$1,019.87	$4.96	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$4.96	0.99%
Investor Class
Actual	$1,000.00	$1,017.91	$7.30	1.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.30	1.46%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage Diversified International Fund	7

Security name	Shares	Value

Common Stocks: 95.41%

Australia: 2.59%
Arrium Limited (Materials, Metals & Mining)	198,700	$219,665
Bendigo Bank Limited (Financials, Banks)	26,100	279,082
Challenger Financial Services Group Limited (Financials, Diversified Financial Services)	46,700	305,859
Downer EDI Limited (Industrials, Commercial Services & Supplies)	42,300	196,091
Fortescue Metals Group Limited (Materials, Metals & Mining)	29,600	138,867
GrainCorp Limited (Consumer Staples, Food Products)	18,900	155,565
Leighton Holdings Limited (Industrials, Construction & Engineering)	7,100	125,850
Lend Lease Corporation Limited (Financials, Real Estate Management & Development)	20,800	250,236
Metcash Limited (Consumer Staples, Food & Staples Retailing)	28,500	73,605
Mineral Resources Limited (Materials, Metals & Mining)	14,900	160,845
Primary Health Care Limited (Health Care, Health Care Providers & Services)	34,700	151,188
Seven Network Limited (Industrials, Trading Companies & Distributors)	15,300	116,552
Toll Holdings Limited (Industrials, Air Freight & Logistics)	26,100	128,266
United Construction Group Limited (Industrials, Construction & Engineering)	14,100	88,418

		2,390,089

Austria: 0.44%
OMV AG (Energy, Oil, Gas & Consumable Fuels)	5,300	247,905
Voestalpine AG (Materials, Metals & Mining)	3,400	155,189

		403,094

Belgium: 1.79%
Anheuser-Busch InBev NV (Consumer Staples, Beverages)	7,220	785,707
Delhaize Group SA (Consumer Staples, Food & Staples Retailing)	3,600	267,403
Telenet Group Holding NV (Consumer Discretionary, Media)	4,435	259,929
UCB SA (Health Care, Pharmaceuticals) «	4,190	343,490

		1,656,529

Brazil: 0.41%
Banco do Brasil SA (Financials, Banks)	12,100	127,037
Companhia de Saneamento Basico do Estado de Sao Paulo (Utilities, Water Utilities)	17,700	167,653
Companhia de Saneamento de Minas Gerais SA (Utilities, Water Utilities)	5,300	82,718

		377,408

Canada: 2.23%
Canadian Pacific Railway Limited (Industrials, Road & Rail)	1,157	180,457
Magna International Incorporated Class A (Consumer Discretionary, Auto Components)	4,500	440,865
Metro Incorporated (Consumer Staples, Food & Staples Retailing)	3,400	209,574
Valeant Pharmaceuticals International Incorporated (Health Care, Pharmaceuticals) †	7,282	973,676
WestJet Airlines Limited (Industrials, Airlines)	11,100	252,777

		2,057,349

China: 5.15%
Baidu Incorporated (Information Technology, Internet Software & Services) †	7,783	1,197,415
Biostime International Holdings Limited (Consumer Staples, Food Products)	27,500	182,672
China Communications Services Corporation Limited (Telecommunication Services, Diversified Telecommunication Services)	220,000	111,519

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Advantage Diversified International Fund	Portfolio of investments—April 30, 2014 (unaudited)

Security name	Shares	Value

China (continued)
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	55,000	$522,833
China Petroleum & Chemical Corporation (Energy, Oil, Gas & Consumable Fuels)	369,200	326,201
China Railway Construction Corporation Limited (Industrials, Construction & Engineering)	141,500	116,990
China Resources Land Limited (Financials, Real Estate Management & Development)	104,600	215,327
Dongfeng Motor Group Company Limited (Consumer Discretionary, Automobiles)	390,000	520,138
Industrial & Commercial Bank of China Limited Class H (Financials, Banks)	687,000	409,385
Kingboard Laminates Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components)	226,500	87,644
Sands China Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	68,800	502,271
Tencent Holdings Limited (Information Technology, Internet Software & Services)	5,300	330,321
Xtep International Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	586,241	235,163

		4,757,879

Czech Republic: 0.10%
CEZ AS (Utilities, Electric Utilities)	3,200	96,212

Denmark: 0.31%
ISS AS (Industrials, Commercial Services & Supplies) †	3,336	116,140
Rockwool International AS B Shares (Industrials, Building Products)	882	170,006

		286,146

Finland: 0.17%
TietoEnator Oyj (Information Technology, IT Services)	5,800	158,438

France: 5.80%
Alstom SA (Industrials, Machinery)	6,700	274,396
Arkema SA (Materials, Chemicals)	910	101,466
AXA SA (Financials, Insurance) «	9,900	257,870
BNP Paribas SA (Financials, Banks)	3,600	270,250
Compagnie Generale des Etablissements Michelin SCA Class B (Consumer Discretionary, Auto Components)	1,400	170,921
Credit Agricole SA (Financials, Banks) †	10,900	171,712
L’Oreal SA (Consumer Staples, Personal Products)	1,130	194,395
LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,255	246,804
Pernod-Ricard SA (Consumer Staples, Beverages)	2,769	332,334
Renault SA (Consumer Discretionary, Automobiles)	2,500	243,306
Sanofi-Aventis SA (Health Care, Pharmaceuticals)	3,700	400,492
Schneider Electric SA (Industrials, Electrical Equipment)	7,440	697,243
SCOR SE (Financials, Insurance)	7,700	281,006
Societe Generale SA (Financials, Banks)	3,700	229,967
Thales SA (Industrials, Aerospace & Defense)	4,200	267,162
Total SA (Energy, Oil, Gas & Consumable Fuels)	6,000	428,524
Vivendi SA (Telecommunication Services, Diversified Telecommunication Services)	8,200	220,017
Zodiac Aerospace SA (Industrials, Aerospace & Defense)	17,280	574,283

		5,362,148

Germany: 11.46%
Allianz AG (Financials, Insurance)	2,300	398,384
BASF SE (Materials, Chemicals) «	2,900	335,665
Bayer AG (Health Care, Pharmaceuticals)	12,994	1,802,722
Beiersdorf AG (Consumer Staples, Personal Products)	4,850	486,212
Daimler AG (Consumer Discretionary, Automobiles)	4,800	444,374

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage Diversified International Fund	9

Security name	Shares	Value

Germany (continued)
Deutsche Bank AG (Financials, Capital Markets)	3,300	$145,405
Deutsche Post AG (Industrials, Air Freight & Logistics)	24,094	907,036
E.ON SE (Utilities, Multi-Utilities) «	8,100	154,909
Hannover Rueckversicherung AG (Financials, Insurance) «	2,200	204,831
Linde AG (Materials, Chemicals)	5,802	1,202,983
Metro AG (Consumer Staples, Food & Staples Retailing)	22,811	911,429
MTU Aero Engines AG (Industrials, Aerospace & Defense)	4,247	399,659
Muenchener Rueckversicherungs-Gesellschaft AG (Financials, Insurance) «	3,035	700,855
Norddeutsche Affinerie AG (Materials, Metals & Mining)	1,800	95,944
Rheinmetall AG (Industrials, Industrial Conglomerates)	8,394	556,942
RWE AG (Utilities, Multi-Utilities)	2,900	110,581
SAP AG (Information Technology, Software)	6,787	546,501
Siemens AG (Industrials, Industrial Conglomerates)	5,802	764,693
Volkswagen AG (Consumer Discretionary, Automobiles)	1,600	427,304

		10,596,429

Hong Kong: 3.28%
AIA Group Limited (Financials, Insurance)	197,400	957,344
Beijing Enterprises Holdings Limited (Industrials, Industrial Conglomerates)	61,000	530,301
China Everbright Limited (Financials, Capital Markets)	546,000	729,601
Hengdeli Holdings Limited (Consumer Discretionary, Specialty Retail)	1,902,366	365,606
Hong Kong Land Holdings Limited (Financials, Real Estate Management & Development)	24,058	168,406
Johnson Electric Holdings Limited (Industrials, Electrical Equipment)	64,000	61,169
Wheelock & Company Limited (Financials, Real Estate Management & Development)	22,000	90,520
Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	42,000	129,744

		3,032,691

India: 0.77%
Coal India Limited (Energy, Oil, Gas & Consumable Fuels)	16,734	80,972
Gail Limited (Utilities, Gas Utilities)	4,100	152,479
Grasim Industries GDR (Industrials, Construction & Engineering)	1,800	78,399
Tata Motors Limited ADR (Consumer Discretionary, Automobiles)	7,700	288,134
Tata Steel Limited GDR (Industrials, Machinery)	17,100	111,578

		711,562

Indonesia: 0.22%
PT Bank Rakyat Indonesia Tbk (Financials, Banks)	241,500	206,794

Ireland: 1.14%
Covidien plc (Health Care, Health Care Equipment & Supplies)	9,086	647,378
CRH plc (Materials, Construction Materials)	8,380	242,824
Smurfit Kappa Group plc (Materials, Containers & Packaging)	7,500	166,846

		1,057,048

Israel: 0.48%
Bank Hapoalim Limited (Financials, Banks)	38,000	214,460
Teva Pharmaceutical Industries Limited (Health Care, Pharmaceuticals)	4,600	229,302

		443,762

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Diversified International Fund	Portfolio of investments—April 30, 2014 (unaudited)

Security name	Shares	Value

Italy: 2.44%
Enel SpA (Utilities, Electric Utilities)	48,100	$271,864
ENI SpA (Energy, Oil, Gas & Consumable Fuels)	41,743	1,083,535
Intesa Sanpaolo SpA (Financials, Banks)	197,711	674,764
Intesa Sanpaolo RSP (Financials, Banks)	78,713	228,670

		2,258,833

Japan: 17.31%
Adeka Corporation (Materials, Chemicals)	20,600	226,482
Aisin Seiki Company Limited (Consumer Discretionary, Auto Components)	3,300	116,526
Alpine Electronics Incorporated (Consumer Discretionary, Household Durables)	11,600	138,540
Aozora Bank Limited (Financials, Banks)	41,000	121,915
Asahi Glass Company Limited (Industrials, Building Products)	79,000	447,410
Capcom Company Limited (Information Technology, Software)	24,700	429,807
Daiichikosho Company Limited (Consumer Discretionary, Media)	7,300	210,499
Daiwa House Industry Company Limited (Financials, Real Estate Management & Development)	35,000	589,866
Daiwa Securities Group Incorporated (Financials, Capital Markets)	109,000	815,621
Denso Corporation (Consumer Discretionary, Auto Components)	6,700	304,870
Eizo Nanao Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	7,300	197,432
Fukuoka Financial Group Incorporated (Financials, Banks)	23,000	93,813
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	65,000	462,219
Honda Motor Company Limited (Consumer Discretionary, Automobiles)	17,500	578,569
Ishikawajima-Harima Heavy Industries Company Limited (Industrials, Machinery)	106,000	421,989
Itochu Corporation (Industrials, Trading Companies & Distributors)	26,700	298,771
JS Group Corporation (Industrials, Building Products)	11,400	301,406
JX Holdings Incorporated (Energy, Oil, Gas & Consumable Fuels)	28,500	147,748
KDDI Corporation (Telecommunication Services, Wireless Telecommunication Services)	9,600	511,011
Kyorin Company Limited (Health Care, Pharmaceuticals)	7,900	152,382
Maeda Road Construction Company Limited (Industrials, Construction & Engineering)	11,000	170,323
Marubeni Corporation (Industrials, Trading Companies & Distributors)	30,000	200,127
Miraca Holdings Incorporated (Health Care, Health Care Providers & Services)	1,800	77,997
Mitsubishi Corporation (Industrials, Trading Companies & Distributors)	11,100	198,472
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	168,400	892,775
Mitsui & Company Limited (Industrials, Trading Companies & Distributors)	14,400	204,094
Mitsui Fudosan Company Limited (Financials, Real Estate Management & Development)	13,000	384,144
Mitsui OSK Lines Limited (Industrials, Marine)	125,000	416,932
Mizuho Financial Group Incorporated (Financials, Banks)	154,300	301,854
NGK Insulators Limited (Industrials, Machinery)	35,000	660,390
Nichirei Corporation (Consumer Staples, Food Products)	21,000	101,883
Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	7,900	437,442
Nissan Motor Company Limited (Consumer Discretionary, Automobiles)	15,800	135,537
Nitto Denko Corporation (Materials, Chemicals)	12,200	526,258
NTT DoCoMo Incorporated (Telecommunication Services, Wireless Telecommunication Services)	11,700	185,625
Olympus Corporation (Health Care, Health Care Equipment & Supplies) †	21,700	662,239
Ono Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	3,500	276,960
ORIX Corporation (Financials, Diversified Financial Services)	2,900	41,897
Otsuka Holdings Company Limited (Health Care, Pharmaceuticals)	6,000	172,720
Rengo Company Limited (Materials, Containers & Packaging)	23,000	102,812
Resona Holdings Incorporated (Financials, Banks)	43,800	223,638
Sankyu Incorporated (Industrials, Road & Rail)	28,000	106,539
SEINO Holdings Company Limited (Industrials, Road & Rail)	3,000	29,579

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage Diversified International Fund	11

Security name	Shares	Value

Japan (continued)
Sharp Corporation (Consumer Discretionary, Household Durables) †«	85,000	$212,843
Sojitz Corporation (Industrials, Trading Companies & Distributors)	77,400	121,890
Sumitomo Corporation (Industrials, Trading Companies & Distributors)	19,900	258,300
Sumitomo Metal Mining Company Limited (Materials, Metals & Mining)	11,000	165,804
Sumitomo Mitsui Financial Group Incorporated (Financials, Banks)	8,000	315,587
Toshiba TEC Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	22,000	143,102
Toyo Tire & Rubber Company Limited (Consumer Discretionary, Auto Components)	19,000	141,429
Toyota Motor Corporation (Consumer Discretionary, Automobiles)	21,400	1,154,618
West Japan Railway Company (Industrials, Road & Rail)	5,400	218,831
Yokohama Rubber Company Limited (Consumer Discretionary, Auto Components)	21,000	187,539

		15,997,056

Liechtenstein: 0.15%
Verwaltungs-und Privat-Bank AG (Financials, Capital Markets)	1,400	139,507

Malaysia: 0.08%
Tenaga Nasional Berhad (Utilities, Electric Utilities)	21,000	76,527

Mexico: 0.72%
Grupo Televisa SAB ADR (Consumer Discretionary, Media)	20,349	667,651

Netherlands: 3.55%
Aegon NV (Financials, Insurance)	17,300	156,847
Akzo Nobel NV (Materials, Chemicals)	10,300	792,935
ASML Holdings NV (Information Technology, Semiconductors & Semiconductor Equipment)	7,284	600,567
ING Groep NV (Financials, Diversified Financial Services) †	16,600	235,712
Koninklijke Ahold NV (Consumer Staples, Food & Staples Retailing) «	15,600	300,941
Nielsen Holdings NV (Industrials, Professional Services)	2,114	99,252
Unilever NV (Consumer Staples, Food Products)	18,133	776,968
Ziggo NV (Telecommunication Services, Diversified Telecommunication Services)	7,280	315,925

		3,279,147

Nigeria: 0.01%
Nigerian Breweries plc (Consumer Staples, Beverages)	7,549	7,049

Norway: 1.59%
DnB Nor ASA (Financials, Banks)	12,100	213,938
Frontline 2012 Limited (Energy, Oil, Gas & Consumable Fuels) 144A	25,569	197,866
Marine Harvest ASA (Consumer Staples, Food Products)	54,759	670,635
Statoil ASA (Energy, Oil, Gas & Consumable Fuels)	5,700	172,986
Yara International ASA (Materials, Chemicals) «	4,600	217,142

		1,472,567

Poland: 0.10%
Asseco Poland SA (Information Technology, Software)	5,900	87,692

Russia: 1.18%
Gazprom Neft Sponsored ADR (Energy, Oil, Gas & Consumable Fuels) (i)	10,500	208,635
Lukoil ADR (Energy, Oil, Gas & Consumable Fuels)	4,200	222,264
Mobile Telesystems ADR (Telecommunication Services, Wireless Telecommunication Services)	25,592	428,922

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Diversified International Fund	Portfolio of investments—April 30, 2014 (unaudited)

Security name	Shares	Value

Russia (continued)
Sberbank of Russia (Financials, Banks) (a)	115,453	$235,023

		1,094,844

South Africa: 0.26%
Barclays Africa Group Limited (Financials, Banks)	9,300	136,134
Imperial Holding Limited (Consumer Discretionary, Distributors)	5,700	106,160

		242,294

South Korea: 2.69%
Hana Financial Group Incorporated (Financials, Banks)	14,830	521,698
Industrial Bank of Korea (Financials, Banks)	13,500	165,925
NAVER Corporation (Information Technology, Internet Software & Services)	85	60,708
Orion Corporation (Consumer Staples, Food Products)	108	82,361
Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	126	163,765
Samsung Electronics Company Limited GDR (Information Technology, Semiconductors & Semiconductor Equipment) 144A	837	539,447
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	3,692	762,839
Woori Finance Holdings Company Limited (Financials, Banks) †	16,400	184,903

		2,481,646

Spain: 0.59%
Banco Santander Central Hispano SA (Financials, Banks)	22,800	226,703
Grifols SA (Health Care, Biotechnology)	4,008	214,079
Grifols SA ADR (Health Care, Biotechnology)	2,561	105,103

		545,885

Sweden: 1.75%
Boliden AB (Materials, Metals & Mining)	12,400	188,416
Electrolux AB Class B (Consumer Discretionary, Household Durables)	6,899	191,197
Nordea Bank AB (Financials, Banks)	15,000	216,734
Saab AB (Industrials, Aerospace & Defense)	9,100	278,506
Volvo AB Class B (Consumer Discretionary, Automobiles)	47,051	741,707

		1,616,560

Switzerland: 8.37%
ABB Limited (Industrials, Electrical Equipment)	27,464	659,685
Actelion Limited (Health Care, Biotechnology)	2,345	230,343
Baloise Holding AG (Financials, Insurance)	2,000	243,154
Credit Suisse Group AG (Financials, Capital Markets)	9,117	289,121
Georg Fischer AG (Industrials, Machinery) †	400	316,782
Holcim Limited (Materials, Construction Materials)	425	38,922
Nestle SA (Consumer Staples, Food Products)	12,848	991,957
Novartis AG (Health Care, Pharmaceuticals)	8,991	779,472
Roche Holdings AG (Health Care, Pharmaceuticals)	4,132	1,211,290
Swatch Group AG Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,248	800,473
Swiss Life Holding (Financials, Insurance)	600	147,392
Swiss Reinsurance AG (Financials, Insurance)	4,033	352,160
UBS AG (Financials, Capital Markets)	20,455	427,647
Valora Holding AG (Consumer Discretionary, Specialty Retail)	300	84,706
Zurich Financial Services AG (Financials, Insurance)	4,058	1,162,392

		7,735,496

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage Diversified International Fund	13

Security name	Shares	Value

Taiwan: 0.08%
Powertech Technology Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	46,000	$74,412

Thailand: 0.15%
Bangchak Petroleum plc (Energy, Oil, Gas & Consumable Fuels)	135,400	133,894

United Kingdom: 16.62%
Amlin plc (Financials, Insurance)	19,500	147,400
Anglo American plc (Materials, Metals & Mining)	8,900	237,723
AstraZeneca plc (Health Care, Pharmaceuticals)	9,400	740,221
Aviva plc (Financials, Insurance)	22,000	195,196
BAE Systems plc (Industrials, Aerospace & Defense)	49,700	335,654
Barclays plc (Financials, Banks)	50,000	212,907
Bellway plc (Consumer Discretionary, Household Durables)	4,200	102,043
BP plc (Energy, Oil, Gas & Consumable Fuels)	154,316	1,300,651
BT Group plc (Telecommunication Services, Diversified Telecommunication Services)	45,500	283,090
Capita plc (Industrials, Professional Services)	38,831	711,350
Centrica plc (Utilities, Multi-Utilities)	21,200	118,120
Croda International plc (Materials, Chemicals)	7,195	312,933
Debenhams plc (Consumer Discretionary, Multiline Retail)	420,235	569,039
Firstgroup plc (Industrials, Road & Rail) †	32,500	70,896
GlaxoSmithKline plc (Health Care, Pharmaceuticals)	4,400	121,241
HSBC Holdings plc (Financials, Banks)	34,990	356,885
Imperial Tobacco Group plc (Consumer Staples, Tobacco)	10,504	453,483
Intercontinental Hotels Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	9,700	330,497
J Sainsbury plc (Consumer Staples, Food & Staples Retailing)	42,600	241,455
Johnson Matthey plc (Materials, Chemicals)	8,829	487,902
Liberty Global plc Class A (Consumer Discretionary, Media) «†	6,480	258,034
Liberty Global plc Class C (Consumer Discretionary, Media) †	8,851	340,144
Man Group plc (Financials, Capital Markets)	427,130	710,709
Old Mutual plc (Financials, Insurance)	59,600	200,955
Pace plc (Consumer Discretionary, Household Durables)	19,300	118,842
Prudential plc (Financials, Insurance)	11,575	265,495
Reckitt Benckiser Group plc (Consumer Staples, Household Products)	5,780	465,990
Rolls-Royce Holdings plc (Industrials, Aerospace & Defense)	55,274	979,908
Rolls-Royce Holdings plc Class C Preference Shares (Industrials, Aerospace & Defense) †(a)	7,406,716	12,506
Royal & Sun Alliance Insurance Group plc (Financials, Insurance)	53,200	88,161
Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)	19,000	808,406
Royal Mail plc (Industrials, Air Freight & Logistics) †	25,046	223,913
SABMiller plc (Consumer Staples, Beverages)	14,750	802,030
Smiths Group plc (Industrials, Industrial Conglomerates)	21,258	479,158
Tesco plc (Consumer Staples, Food & Staples Retailing)	39,100	193,395
Tullett Prebon plc (Financials, Capital Markets)	20,600	110,569
Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)	10,292	390,691
WH Smith plc (Consumer Discretionary, Specialty Retail)	15,600	288,145
William Morrison Supermarkets plc (Consumer Staples, Food & Staples Retailing)	48,700	165,190
Wolseley plc (Industrials, Trading Companies & Distributors)	11,988	692,429
WPP plc (Consumer Discretionary, Media)	20,333	437,367

		15,360,723

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Diversified International Fund	Portfolio of investments—April 30, 2014 (unaudited)

Security name			Shares	Value

United States: 1.43%
Apple Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)			719	$424,275
QUALCOMM Incorporated (Information Technology, Communications Equipment)			7,896	621,494
Schlumberger Limited (Energy, Energy Equipment & Services)			2,705	274,693

				1,320,462

Total Common Stocks (Cost $73,970,393)				88,185,823

		Expiration date
Participation Notes: 0.39%

China: 0.17%
Standard Chartered Bank plc (Kweichow Moutai Company Limited) (Consumer Staples, Beverages) †		2-11-2015	2,200	57,593
Standard Chartered Bank plc (Kweichow Moutai Company Limited) (Consumer Staples, Beverages) †		4-24-2015	4,000	104,714

				162,307

Ireland: 0.22%
HSBC Bank plc (Ryanair Holdings plc) (Industrials, Airlines) †		11-17-2016	21,100	199,856

Total Participation Notes (Cost $342,224)				362,163

	Dividend yield
Preferred Stocks: 0.73%

Brazil: 0.25%
Companhia Energetica de Minas Gerais SA (Utilities, Electric Utilities) ±	8.35%		13,600	103,629
Companhia Vale Do Rio Doce Class A (Materials, Metals & Mining) ±	6.08		11,100	131,522

				235,151

Germany: 0.48%
Henkel AG & Company KGaA (Consumer Staples, Household Products) «±	1.51		3,959	440,884

Total Preferred Stocks (Cost $677,735)				676,035

	Yield
Short-Term Investments: 6.00%

Investment Companies: 6.00%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07		1,962,886	1,962,886
Wells Fargo Securities Lending Cash Investments, LLC (l)(r)(u)(v)	0.11		3,582,356	3,582,356

Total Short-Term Investments (Cost $5,545,242)				5,545,242

Total investments in securities
(Cost $80,535,594) *	102.53%	94,769,263
Other assets and liabilities, net	(2.53)	(2,339,162)

Total net assets	100.00%	$92,430,101

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage Diversified International Fund	15

«	All or a portion of this security is on loan.

†	Non-income-earning security

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended

(i)	Illiquid security

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $82,982,862 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$17,789,947
Gross unrealized depreciation	(6,003,546)

Net unrealized appreciation	$11,786,401

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Diversified International Fund	Statement of assets and liabilities—April 30, 2014 (unaudited)

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$89,224,021
In affiliated securities, at value (see cost below)	5,545,242

Total investments, at value (see cost below)	94,769,263
Foreign currency, at value (see cost below)	1,033,128
Receivable for investments sold	44,291
Receivable for Fund shares sold	54,666
Receivable for dividends	500,312
Receivable for securities lending income	7,894
Prepaid expenses and other assets	24,826

Total assets	96,434,380

Liabilities
Payable for investments purchased	177,411
Payable for Fund shares redeemed	59,285
Unrealized losses on forward foreign currency contracts	33,251
Payable upon receipt of securities loaned	3,582,356
Advisory fee payable	38,735
Distribution fees payable	1,246
Due to other related parties	24,451
Accrued expenses and other liabilities	87,544

Total liabilities	4,004,279

Total net assets	$92,430,101

NET ASSETS CONSIST OF
Paid-in capital	$182,808,696
Undistributed net investment income	869,503
Accumulated net realized losses on investments	(105,440,823)
Net unrealized gains on investments	14,192,725

Total net assets	$92,430,101

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$29,948,985
Shares outstanding – Class A	2,436,746
Net asset value per share – Class A	$12.29
Maximum offering price per share – Class A2	$13.04
Net assets – Class B	$84,970
Shares outstanding – Class B	7,193
Net asset value per share – Class B	$11.81
Net assets – Class C	$1,991,742
Shares outstanding – Class C	175,014
Net asset value per share – Class C	$11.38
Net assets – Administrator Class	$8,177,951
Shares outstanding – Administrator Class	653,585
Net asset value per share – Administrator Class	$12.51
Net assets – Institutional Class	$2,068,210
Shares outstanding – Institutional Class	176,041
Net asset value per share – Institutional Class	$11.75
Net assets – Investor Class	$50,158,243
Shares outstanding – Investor Class	4,097,762
Net asset value per share – Investor Class	$12.24
Investments in unaffiliated securities (including securities on loan), at cost	$74,990,352

Investments in affiliated securities, at cost	$5,545,242

Total investments, at cost	$80,535,594

Securities on loan, at value	$3,415,228

Foreign currency, at cost	$1,045,443

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended April 30, 2014 (unaudited)	Wells Fargo Advantage Diversified International Fund	17

Investment income
Dividends*	$1,556,358
Securities lending income, net	16,479
Income from affiliated securities	854
Interest	12

Total investment income	1,573,703

Expenses
Advisory fee	381,378
Administration fees
Fund level	22,434
Class A	37,321
Class B	181
Class C	2,403
Administrator Class	4,082
Institutional Class	894
Investor Class	77,828
Shareholder servicing fees
Class A	35,886
Class B	174
Class C	2,310
Administrator Class	10,204
Investor Class	60,803
Distribution fees
Class B	523
Class C	6,931
Custody and accounting fees	71,206
Professional fees	22,443
Registration fees	27,082
Shareholder report expenses	10,496
Trustees’ fees and expenses	4,797
Other fees and expenses	29,588

Total expenses	808,964
Less: Fee waivers and/or expense reimbursements	(167,933)

Net expenses	641,031

Net investment income	932,672

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	431,758
Forward foreign currency contract transactions	108,382

Net realized gains on investment	540,140

Net change in unrealized gains (losses) on:
Unaffiliated securities	222,958
Forward foreign currency contract transactions	(56,244)

Net change in unrealized gains (losses) on investments	166,714

Net realized and unrealized gains (losses) on investments	706,854

Net increase in net assets resulting from operations	$1,639,526

* Net of foreign dividend withholding taxes in the amount of	$97,903

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Diversified International Fund	Statement of changes in net assets

	Six months ended April 30, 2014 (unaudited)		Year ended October 31, 2013

Operations
Net investment income		$932,672		$1,348,745
Net realized gains on investments		540,140		3,070,430
Net change in unrealized gains (losses) on investments		166,714		14,363,441

Net increase in net assets resulting from operations		1,639,526		18,782,616

Distributions to shareholders from
Net investment income
Class A		(435,361)		(1,279,375)
Class B		(908)		(14,233)
Class C		(22,476)		(34,916)
Administrator Class		(131,295)		(198,977)
Institutional Class		(53,962)		(617,382)
Investor Class		(713,363)		(2,250,592)

Total distributions to shareholders		(1,357,365)		(4,395,475)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	161,063	1,952,248	424,946	4,748,331
Class B	825	9,732	4,044	45,106
Class C	48,764	551,354	91,578	951,354
Administrator Class	159,879	1,980,247	411,188	4,585,536
Institutional Class	270	3,159	943	10,090
Investor Class	348,624	4,238,415	545,309	5,964,467

		8,735,155		16,304,884

Reinvestment of distributions
Class A	32,439	401,923	124,397	1,251,439
Class B	76	908	1,470	14,233
Class C	1,848	21,270	3,329	31,227
Administrator Class	10,249	129,239	18,793	192,070
Institutional Class	3,024	35,774	20,974	202,192
Investor Class	56,897	702,683	221,373	2,218,158

		1,291,797		3,909,319

Payment for shares redeemed
Class A	(117,319)	(1,429,058)	(378,210)	(4,124,839)
Class B	(8,520)	(99,749)	(21,216)	(222,246)
Class C	(29,399)	(329,941)	(6,926)	(71,187)
Administrator Class	(173,531)	(2,169,095)	(109,209)	(1,207,294)
Institutional Class	(31,366)	(365,072)	(539,856)	(5,600,991)
Investor Class	(275,721)	(3,355,381)	(634,637)	(6,889,379)

		(7,748,296)		(18,115,936)

Net increase in net assets resulting from capital share transactions		2,278,656		2,098,267

Total increase in net assets		2,560,817		16,485,408

Net assets
Beginning of period		89,869,284		73,383,876

End of period		$92,430,101		$89,869,284

Undistributed net investment income		$869,503		$1,294,196

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Diversified International Fund	19

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31					Year ended September 30
CLASS A		2013	2012	2011	2010[1]		2010	2009
Net asset value, beginning of period	$12.25	$10.25	$9.69	$10.29	$9.84		$9.62	$11.68
Net investment income	0.13 [2]	0.19 [2]	0.19 [2]	0.16	0.00	2,[3]	0.09 [2]	0.14 [2]
Net realized and unrealized gains (losses) on investments	0.10	2.41	0.51	(0.65)	0.45		0.26	(0.69)

Total from investment operations	0.23	2.60	0.70	(0.49)	0.45		0.35	(0.55)
Distributions to shareholders from
Net investment income	(0.19)	(0.60)	(0.14)	(0.11)	0.00		(0.13)	(0.23)
Net realized gains	0.00	0.00	0.00	0.00	0.00		0.00	(1.28)

Total distributions to shareholders	(0.19)	(0.60)	(0.14)	(0.11)	0.00		(0.13)	(1.51)
Net asset value, end of period	$12.29	$12.25	$10.25	$9.69	$10.29		$9.84	$9.62
Total return[4]	1.83%	26.59%	7.45%	(4.83)%	4.57%		3.64%	(0.78)%
Ratios to average net assets (annualized)
Gross expenses	1.78%	1.92%	1.68%	1.47%	1.54%		1.64%	1.76%
Net expenses	1.41%	1.41%	1.41%	1.41%	1.41%		1.38%	1.41%
Net investment income	2.10%	1.75%	1.96%	1.47%	0.59%		0.99%	1.76%
Supplemental data
Portfolio turnover rate	13%	40%	57%	53%	5%		64%	123%
Net assets, end of period (000s omitted)	$29,949	$28,928	$22,434	$23,862	$29,804		$28,926	$31,742

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Diversified International Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31				Year ended September 30
CLASS B		2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$11.71	$9.80	$9.19	$9.74	$9.32	$9.12	$11.07
Net investment income (loss)	0.06 [2]	0.09 [2]	0.10 [2]	0.06 [2]	(0.00)[2,3]	(0.05)[2]	0.07 [2]
Net realized and unrealized gains (losses) on investments	0.11	2.32	0.51	(0.61)	0.42	0.32	(0.64)

Total from investment operations	0.17	2.41	0.61	(0.55)	0.42	0.27	(0.57)
Distributions to shareholders from
Net investment income	(0.07)	(0.50)	(0.00)[3]	0.00	0.00	(0.07)	(0.10)
Net realized gains	0.00	0.00	0.00	0.00	0.00	0.00	(1.28)

Total distributions to shareholders	(0.07)	(0.50)	(0.00)[3]	0.00	0.00	(0.07)	(1.38)
Net asset value, end of period	$11.81	$11.71	$9.80	$9.19	$9.74	$9.32	$9.12
Total return[4]	1.42%	25.70%	6.69%	(5.65)%	4.51%	3.00%	(1.50)%
Ratios to average net assets (annualized)
Gross expenses	2.53%	2.68%	2.35%	2.23%	2.28%	2.39%	2.51%
Net expenses	2.16%	2.16%	2.12%	2.16%	2.16%	2.13%	2.16%
Net investment income (loss)	1.06%	0.88%	1.11%	0.64%	(0.16)%	(0.59)%	0.93%
Supplemental data
Portfolio turnover rate	13%	40%	57%	53%	5%	64%	123%
Net assets, end of period (000s omitted)	$85	$174	$299	$482	$1,084	$1,046	$1,739

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Diversified International Fund	21

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31				Year ended September 30
CLASS C		2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$11.35	$9.54	$9.01	$9.59	$9.17	$8.98	$10.98
Net investment income (loss)	0.07 [2]	0.09 [2]	0.11 [2]	0.07 [2]	(0.00)[2,3]	0.02 [2]	0.07 [2]
Net realized and unrealized gains (losses) on investments	0.09	2.25	0.48	(0.61)	0.42	0.25	(0.65)

Total from investment operations	0.16	2.34	0.59	(0.54)	0.42	0.27	(0.58)
Distributions to shareholders from
Net investment income	(0.13)	(0.53)	(0.06)	(0.04)	0.00	(0.08)	(0.14)
Net realized gains	0.00	0.00	0.00	0.00	0.00	0.00	(1.28)

Total distributions to shareholders	(0.13)	(0.53)	(0.06)	(0.04)	0.00	(0.08)	(1.42)
Net asset value, end of period	$11.38	$11.35	$9.54	$9.01	$9.59	$9.17	$8.98
Total return[4]	1.44%	25.67%	6.67%	(5.65)%	4.58%	3.07%	(1.47)%
Ratios to average net assets (annualized)
Gross expenses	2.53%	2.66%	2.43%	2.22%	2.28%	2.39%	2.51%
Net expenses	2.16%	2.16%	2.16%	2.16%	2.16%	2.12%	2.16%
Net investment income (loss)	1.34%	0.84%	1.21%	0.72%	(0.16)%	0.20%	0.92%
Supplemental data
Portfolio turnover rate	13%	40%	57%	53%	5%	64%	123%
Net assets, end of period (000s omitted)	$1,992	$1,746	$628	$625	$744	$718	$719

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Diversified International Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31					Year ended September 30
ADMINISTRATOR CLASS		2013	2012	2011	2010[1]		2010	2009
Net asset value, beginning of period	$12.47	$10.42	$9.68	$10.28	$9.83		$9.59	$11.67
Net investment income	0.14 [2]	0.19 [2]	0.21 [2]	0.05 [2]	0.00	2,[3]	0.12 [2]	0.16 [2]
Net realized and unrealized gains (losses) on investments	0.10	2.47	0.53	(0.52)	0.45		0.26	(0.70)

Total from investment operations	0.24	2.66	0.74	(0.47)	0.45		0.38	(0.54)
Distributions to shareholders from
Net investment income	(0.20)	(0.61)	0.00	(0.13)	0.00		(0.14)	(0.26)
Net realized gains	0.00	0.00	0.00	0.00	0.00		0.00	(1.28)

Total distributions to shareholders	(0.20)	(0.61)	0.00	(0.13)	0.00		(0.14)	(1.54)
Net asset value, end of period	$12.51	$12.47	$10.42	$9.68	$10.28		$9.83	$9.59
Total return[4]	1.89%	26.85%	7.64%	(4.69)%	4.58%		3.87%	(0.66)%
Ratios to average net assets (annualized)
Gross expenses	1.62%	1.74%	1.52%	1.35%	1.38%		1.46%	1.58%
Net expenses	1.25%	1.25%	1.25%	1.24%	1.25%		1.22%	1.25%
Net investment income	2.28%	1.72%	2.11%	0.44%	0.75%		1.31%	2.02%
Supplemental data
Portfolio turnover rate	13%	40%	57%	53%	5%		64%	123%
Net assets, end of period (000s omitted)	$8,178	$8,195	$3,504	$3,421	$202,247		$193,626	$261,004

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Diversified International Fund	23

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31					Year ended September 30
INSTITUTIONAL CLASS		2013	2012	2011	2010[1]		2010	2009
Net asset value, beginning of period	$11.79	$10.20	$9.69	$10.29	$9.84		$9.60	$11.69
Net investment income	0.14 [2]	0.20 [2]	0.19 [2]	0.23	0.00	2,[3]	0.15 [2]	0.18 [2]
Net realized and unrealized gains (losses) on investments	0.10	2.37	0.51	(0.68)	0.45		0.24	(0.70)

Total from investment operations	0.24	2.57	0.70	(0.45)	0.45		0.39	(0.52)
Distributions to shareholders from
Net investment income	(0.28)	(0.98)	(0.19)	(0.15)	0.00		(0.15)	(0.29)
Net realized gains	0.00	0.00	0.00	0.00	0.00		0.00	(1.28)

Total distributions to shareholders	(0.28)	(0.98)	(0.19)	(0.15)	0.00		(0.15)	(1.57)
Net asset value, end of period	$11.75	$11.79	$10.20	$9.69	$10.29		$9.84	$9.60
Total return[4]	1.99%	27.28%	7.51%	(4.48)%	4.57%		4.13%	(0.41)%
Ratios to average net assets (annualized)
Gross expenses	1.35%	1.50%	1.20%	1.03%	1.11%		1.19%	1.31%
Net expenses	0.99%	0.99%	0.99%	0.99%	0.99%		0.96%	0.99%
Net investment income	2.41%	1.94%	1.96%	2.17%	1.00%		1.63%	2.30%
Supplemental data
Portfolio turnover rate	13%	40%	57%	53%	5%		64%	123%
Net assets, end of period (000s omitted)	$2,068	$2,406	$7,367	$419,925	$199,081		$194,651	$69,698

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Diversified International Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31					Year ended September 30
INVESTOR CLASS		2013	2012	2011	2010[1]		2010	2009
Net asset value, beginning of period	$12.20	$10.21	$9.65	$10.26	$9.81		$9.58	$11.68
Net investment income	0.12 [2]	0.18 [2]	0.18	0.13	0.00	2,[3]	0.11 [2]	0.14 [2]
Net realized and unrealized gains (losses) on investments	0.10	2.40	0.52	(0.63)	0.45		0.24	(0.70)

Total from investment operations	0.22	2.58	0.70	(0.50)	0.45		0.35	(0.56)
Distributions to shareholders from
Net investment income	(0.18)	(0.59)	(0.14)	(0.11)	0.00		(0.12)	(0.26)
Net realized gains	0.00	0.00	0.00	0.00	0.00		0.00	(1.28)

Total distributions to shareholders	(0.18)	(0.59)	(0.14)	(0.11)	0.00		(0.12)	(1.54)
Net asset value, end of period	$12.24	$12.20	$10.21	$9.65	$10.26		$9.81	$9.58
Total return[4]	1.79%	26.54%	7.43%	4.97%	4.59%		3.74%	(0.82)%
Ratios to average net assets (annualized)
Gross expenses	1.84%	1.97%	1.74%	1.54%	1.61%		1.73%	1.87%
Net expenses	1.46%	1.46%	1.46%	1.46%	1.46%		1.43%	1.46%
Net investment income	2.05%	1.67%	1.91%	1.43%	0.54%		1.18%	1.75%
Supplemental data
Portfolio turnover rate	13%	40%	57%	53%	5%		64%	123%
Net assets, end of period (000s omitted)	$50,158	$48,421	$39,152	$40,456	$48,070		$46,282	$47,569

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements (unaudited)	Wells Fargo Advantage Diversified International Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Diversified International Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On April 30, 2014, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

26	Wells Fargo Advantage Diversified International Fund	Notes to financial statements (unaudited)

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Notes to financial statements (unaudited)	Wells Fargo Advantage Diversified International Fund	27

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of October 31, 2013, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

	No expiration
2017	Short-term	Long-term
$89,306,475	$7,627,167	$6,498,491

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

28	Wells Fargo Advantage Diversified International Fund	Notes to financial statements (unaudited)

As of April 30, 2014, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks
Australia	$2,390,089	$0	$0	$2,390,089
Austria	403,094	0	0	403,094
Belgium	1,656,529	0	0	1,656,529
Brazil	377,408	0	0	377,408
Canada	2,057,349	0	0	2,057,349
China	4,757,879	0	0	4,757,879
Czech Republic	96,212	0	0	96,212
Denmark	286,146	0	0	286,146
Finland	158,438	0	0	158,438
France	5,362,148	0	0	5,362,148
Germany	10,596,429	0	0	10,596,429
Hong Kong	3,032,691	0	0	3,032,691
India	711,562	0	0	711,562
Indonesia	206,794	0	0	206,794
Ireland	1,057,048	0	0	1,057,048
Israel	443,762	0	0	443,762
Italy	2,258,833	0	0	2,258,833
Japan	15,997,056	0	0	15,997,056
Liechtenstein	139,507	0	0	139,507
Malaysia	76,527	0	0	76,527
Mexico	667,651	0	0	667,651
Netherlands	3,279,147	0	0	3,279,147
Nigeria	7,049	0	0	7,049
Norway	1,472,567	0	0	1,472,567
Poland	87,692	0	0	87,692
Russia	859,821	235,023	0	1,094,844
South Africa	242,294	0	0	242,294
South Korea	2,481,646	0	0	2,481,646
Spain	545,885	0	0	545,885
Sweden	1,616,560	0	0	1,616,560
Switzerland	7,735,496	0	0	7,735,496
Taiwan	74,412	0	0	74,412
Thailand	133,894	0	0	133,894
United Kingdom	15,348,217	12,506	0	15,360,723
United States	1,320,462	0	0	1,320,462
Preferred stocks
Brazil	235,151	0	0	235,151
Germany	440,884	0	0	440,884
Participation notes	0	362,163	0	362,163
Short-term investments
Investment companies	1,962,886	3,582,356	0	5,545,242
	$90,577,215	$4,192,048	$0	$94,769,263

Notes to financial statements (unaudited)	Wells Fargo Advantage Diversified International Fund	29

As of April 30, 2014, the inputs used in valuing the Fund’s other financial instruments were as follows:

Other financial instruments	Quoted prices (Level 1)	Other significant observable inputs (Level 2)		Significant unobservable inputs (Level 3)	Total
Forward foreign currency contracts	$0	$(33,251	)*	$0	$(33,251)

*	Amount represents the net unrealized losses.

Transfers in and transfers out are recognized at the end of the reporting period. For the six months ended April 30, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadvisers, who are responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.85% and declining to 0.70% as the average daily net assets of the Fund increase. For the six months ended April 30, 2014, the advisory fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Artisan Partners Limited Partnership, LSV Asset Management, and WellsCap (an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo) are the subadvisers to the Fund and are each entitled to receive a fee from Funds Management which is calculated based on the average daily net assets of the subadviser’s portion of the Fund as follows:

	Annual subadvisory fee
	starting at	declining to
Artisan Partners Limited Partnership	0.80%	0.50%
LSV Asset Management	0.35	0.30
WellsCap	0.45	0.40

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C,	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.41% for Class A shares, 2.16% for Class B shares, 2.16% for Class C shares, 1.25% for Administrator Class shares, 0.99% for Institutional Class shares, and 1.46% for Investor Class shares.

30	Wells Fargo Advantage Diversified International Fund	Notes to financial statements (unaudited)

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the six months ended April 30, 2014, Wells Fargo Funds Distributor, LLC received $2,100 from the sale of Class A shares and $650 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2014 were $13,561,562 and $11,522,086, respectively.

6. DERIVATIVE TRANSACTIONS

During the six months ended April 30, 2014, the Fund entered into forward foreign currency contracts for economic hedging purposes.

At April 30, 2014, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver		U.S. value at April 30, 2014	In exchange for U.S. $	Unrealized losses
7-8-2014	Barclays	270,813,800	JPY	$2,649,979	$2,616,728	$(33,251)

The Fund had average contract amounts of $72,667 and $2,632,809 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the six months ended April 30, 2014.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under the ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Forward foreign currency contracts	Barclays	$33,251*	$0	$0	$33,251

*	Amount represents net unrealized losses.

Notes to financial statements (unaudited)	Wells Fargo Advantage Diversified International Fund	31

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the six months ended April 30, 2014, the Fund paid $44 in commitment fees.

For the six months ended April 30, 2014, there were no borrowings by the Fund under the agreement.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

32	Wells Fargo Advantage Diversified International Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended October 31, 2013. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$90,738	$0.0123	93.48%

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

SPECIAL MEETING OF SHAREHOLDERS

On February 14, 2014, a Special Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.

Proposal 1 – To approve a new subadvisory agreement with Artisan Partners Limited Partnership:

Net assets voted “For”	$35,499,093
Net assets voted “Against”	$2,154,540
Net assets voted “Abstain”	$7,564,803

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Diversified International Fund	33

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

34	Wells Fargo Advantage Diversified International Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.
2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Diversified International Fund	35

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 27-28, 2014 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Diversified International Fund (the “Fund”), (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management, for the Fund, (iii) an investment sub-advisory agreement with Artisan Partners Limited Partnership (“Artisan”) for the Fund, and (iv) an investment sub-advisory agreement with LSV Asset Management (“LSV”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreements with WellsCap, Artisan and LSV (collectively, the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, Extent and Quality of Services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund Performance and Expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted

36	Wells Fargo Advantage Diversified International Fund	Other information (unaudited)

that the performance of the Fund (Administrator Class) was higher than or in range of the average performance of the Universe for the one-, three- and five-year periods under review and lower than the average performance of the Universe for the ten-year period under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the MSCI EAFE Index (Net), for the one-, three- and five-year periods and lower than its benchmark for the ten-year period.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and the benchmark for the ten-year period. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during that period. The Board was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Advisers to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment Advisory and Sub-Advisory Fee Rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes except the Fund’s Investor Class, the Management Rate of which was higher than the average rate of its expense Group. The Board noted, however, that the net operating expense ratio of the Fund’s Investor Class was in range of the median net operating expense ratio its expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and WellsCap, the Board ascribed limited relevance to the allocation of the total advisory fee between them. The Board also considered that the sub-advisory fees paid to Artisan and LSV had been negotiated by Funds Management on an arm’s-length basis.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage Diversified International Fund	37

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to WellsCap, because its profitability information was subsumed in the collective Wells Fargo profitability analysis. The Board also did not consider profitability with respect to Artisan or LSV, as the sub-advisory fees paid to Artisan and LSV had been negotiated by Funds Management on an arm’s-length basis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of Scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other Benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including WellsCap, and Artisan and LSV as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and the Sub-Advisers from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including WellsCap, or either Artisan or LSV were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable.

38	Wells Fargo Advantage Diversified International Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

225166 06-14 SA237/SAR237 04-14

Wells Fargo Advantage

Emerging Markets Equity Fund

Semi-Annual Report

April 30, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Emerging Markets Equity Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates.

Some of the markets that had declined the most during the European debt crisis—such as Italy and Ireland—benefited the most from this stable economic environment, but larger markets such as France and Germany also posted gains.

Dear Valued Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Advantage Emerging Markets Equity Fund for the six-month period that ended April 30, 2014. The period was marked by growing concern about an economic slowdown in China and heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine. The environment created a headwind for many emerging markets, even as continued economic recovery in Europe helped most developed stock markets end the period with gains.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various quantitative easing policies. The U.S. Federal Reserve (Fed) remained a major source of liquidity for market participants around the world. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. At the beginning of the reporting period, the FOMC was still making open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market and was purchasing $45 billion per month in long-term U.S. Treasuries. However, in mid-December 2013, the FOMC announced that it would reduce (or taper) its bond-buying program by $10 billion per month beginning in January 2014. Although the tapering was less aggressive than some investors had feared, the removal of liquidity sparked a sell-off in emerging markets stocks and currencies as investors sold higher-risk assets.

European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In November 2013, the ECB cut its key rate to a historic low of 0.25%. The ECB’s actions helped support moderate year-over-year gross domestic product (GDP) growth in the eurozone.

Most developed regions gained, but emerging and developed Asian markets lagged.

For the six-month period, the MSCI EAFE Index (Net)1, a proxy for developed markets, returned 4.44%, while the MSCI Emerging Markets Index (Net)2 returned -2.98%.

In Europe, economic data continued to show moderate growth, with reported GDP for the 28 countries in the European Union rising by 0.4% in the fourth quarter of 2013 compared with the previous quarter. The unemployment rate remained high but stable at 10.5% in February and March 2014, while inflation remained consistently below a 1% annual rate. Some of the markets that had declined the most during the European debt crisis—such as Italy and Ireland—benefited the most from this stable economic environment, but larger markets such as France and Germany also posted gains. The ongoing turmoil in Ukraine did result in some stock market volatility, but as of the end of the reporting period, most investors believed that it would not result in war.

1.	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. Calculations for EAFE use net dividends, which reflect the deduction of withholding taxes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

2.	The Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) is a free float-adjusted market-capitalization-weighted index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Emerging Markets Equity Fund	3

Asian markets posted mixed results, with political issues accounting for many of those differences. In countries such as India and Indonesia, investors were optimistic that upcoming elections might sweep in more reform-minded governments. By contrast, in Japan, the honeymoon for Prime Minister Shinzō Abe appeared to be ending, with investors worrying that his reforms were not taking effect as quickly as originally hoped.

As for China, many of the country’s economic numbers—such as national production, retail sales, fixed investment, and manufacturing activity—came in below analyst expectations, causing investor concern. In addition, China’s government has allowed a growing number of defaults in the country’s financial system as part of a long-term plan to rein in credit growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to shareholders

The Fund and Wells Fargo Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Fund, to select or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management or the Fund, except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Fund (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Fund’s assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Fund and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Fund. In the event that a new subadviser is hired pursuant to the Multi-manager Structure, the Fund is required to provide notice to shareholders within 90 days.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

4	Wells Fargo Advantage Emerging Markets Equity Fund	Performance highlights (unaudited)

This Fund is closed to new investors1.

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Derrick Irwin, CFA

Yi (Jerry) Zhang, Ph.D, CFA

Richard Peck, CFA2

Average annual total returns3 (%) as of April 30, 2014

		Including sales charge			Excluding sales charge			Expense ratios[4] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[5]
Class A (EMGAX)	9-6-1994	(8.98)	9.80	11.68	(3.42)	11.11	12.35	1.67	1.67
Class B (EMGBX)	9-6-1994	(8.93)	10.02	11.78	(4.14)	10.29	11.78	2.42	2.42
Class C (EMGCX)	9-6-1994	(5.17)	10.28	11.52	(4.17)	10.28	11.52	2.42	2.42
Class R6 (EMGDX)	6-28-2013	–	–	–	(2.93)	11.57	12.74	1.19	1.19
Administrator Class (EMGYX)	9-6-1994	–	–	–	(3.28)	11.32	12.62	1.51	1.51
Institutional Class (EMGNX)	7-30-2010	–	–	–	(3.01)	11.55	12.73	1.24	1.24
MSCI Emerging Markets Index (Net)[6]	–	–	–	–	(1.84)	11.08	11.09	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to regional risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Emerging Markets Equity Fund	5

Ten largest equity holdings[7] (%) as of April 30, 2014
Taiwan Semiconductor Manufacturing Company Limited	4.88
Samsung Electronics Company Limited	4.56
Banco Bradesco SA ADR	2.50
China Mobile Limited	2.31
Fomento Economico Mexicano SAB de CV ADR	2.22
Lojas Americanas SA	1.96
Ambev SA ADR	1.91
China Life Insurance Company Limited	1.78
Reliance Industries Limited	1.75
CNOOC Limited	1.72

Sector distribution[8] as of April 30, 2014

1.	Please see the Fund’s current Statement of Additional Information for further details.

2.	Effective May 2, 2014, Richard Peck became a portfolio manager of the Fund.

3.	Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Emerging Markets Growth Fund.

4.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.02% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

5.	The Adviser has committed through February 28, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.67% for Class A, 2.42% for Class B, 2.42% for Class C, 1.18% for Class R6, 1.50% for Administrator Class, and 1.23% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

6.	The Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) is a free float-adjusted market-capitalization-weighted index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

7.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Emerging Markets Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2013 to April 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11-1-2013	Ending account value 4-30-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$959.12	$7.97	1.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.66	$8.20	1.64%
Class B
Actual	$1,000.00	$956.08	$11.54	2.38%
Hypothetical (5% return before expenses)	$1,000.00	$1,012.99	$11.88	2.38%
Class C
Actual	$1,000.00	$955.75	$11.59	2.39%
Hypothetical (5% return before expenses)	$1,000.00	$1,012.94	$11.93	2.39%
Class R6
Actual	$1,000.00	$962.23	$5.64	1.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.04	$5.81	1.16%
Administrator Class
Actual	$1,000.00	$960.00	$7.19	1.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.46	$7.40	1.48%
Institutional Class
Actual	$1,000.00	$961.45	$5.88	1.21%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.79	$6.06	1.21%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage Emerging Markets Equity Fund	7

Security name	Shares	Value

Common Stocks: 90.13%

Argentina: 0.31%
MercadoLibre Incorporated (Information Technology, Internet Software & Services) «	166,800	$15,557,436

Brazil: 12.50%
All America Latina Logistica SA (Industrials, Road & Rail)	12,932,870	51,215,267
Ambev SA ADR (Consumer Staples, Beverages)	13,177,000	95,533,250
B2W Companhia Global Do Varejo (Consumer Discretionary, Internet & Catalog Retail) †	2,135,690	23,734,678
Banco Bradesco SA ADR (Financials, Banks)	8,412,708	125,096,968
BM&F Bovespa SA (Financials, Diversified Financial Services)	10,724,000	54,828,389
BRF Brasil Foods SA ADR (Consumer Staples, Food Products) «	1,106,278	25,001,883
Brookfield Incorporacoes SA (Financials, Real Estate Management & Development) †	4,603,572	2,952,397
CCR SA (Industrials, Transportation Infrastructure)	1,553,200	12,155,327
CETIP SA (Financials, Capital Markets)	4,482,537	57,113,522
Lojas Renner SA (Consumer Discretionary, Multiline Retail)	1,456,600	42,853,665
Multiplan Empreendimentos lmobilianios SA (Financials, Real Estate Management & Development)	1,421,200	31,410,129
Petroleo Brasileiro SA ADR (Energy, Oil, Gas & Consumable Fuels)	2,483,200	34,466,816
Petroleo Brasileiro SA ADR Class A (Energy, Oil, Gas & Consumable Fuels)	2,302,953	34,083,704
Raia Drogasil SA (Consumer Staples, Food & Staples Retailing)	2,322,600	19,791,187
Vale SA ADR (Materials, Metals & Mining)	1,221,636	16,150,028

		626,387,210

Chile: 1.12%
Banco Santander Chile SA ADR (Financials, Banks)	1,207,700	29,310,879
Inversiones La Construccion (Financials, Diversified Financial Services)	100,000	1,315,894
SACI Falabella (Consumer Discretionary, Multiline Retail)	2,992,077	25,452,977

		56,079,750

China: 15.52%
51Job Incorporated ADR (Industrials, Professional Services) «†	611,191	41,218,721
Baidu Incorporated ADR (Information Technology, Internet Software & Services) †	199,700	30,723,845
China Life Insurance Company Limited (Financials, Insurance)	34,505,290	88,923,016
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	12,185,165	115,832,897
CNOOC Limited (Energy, Oil, Gas & Consumable Fuels)	52,180,000	86,282,976
Ctrip.com International Limited ADR (Consumer Discretionary, Internet & Catalog Retail) †	924,016	43,188,508
First Tractor Company (Industrials, Machinery)	7,532,000	4,410,615
Hengan International Group Company Limited (Consumer Staples, Personal Products)	5,070,000	53,394,579
New Oriental Education & Technology Group Incorporated (Consumer Discretionary, Diversified Consumer Services)	1,981,182	47,944,604
PetroChina Company Limited (Energy, Oil, Gas & Consumable Fuels)	28,370,000	32,860,086
Shandong Weigao Group Medical Polymer Company Limited Class H (Health Care, Health Care Equipment & Supplies)	8,600,000	8,652,190
Sichuan Expressway Company (Industrials, Transportation Infrastructure)	22,984,000	6,877,754
SINA Corporation (Information Technology, Internet Software & Services) †	1,691,907	80,873,155
Tingyi Holding Corporation (Consumer Staples, Food Products)	23,128,000	64,286,291
Tsingtao Brewery Company Limited (Consumer Staples, Beverages)	7,652,000	55,714,973
Weibo Corporation ADR (Information Technology, Internet Software & Services) «†	834,900	16,330,644

		777,514,854

Colombia: 0.73%
Bancolombia SA ADR (Financials, Banks) «	642,900	36,600,297

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Advantage Emerging Markets Equity Fund	Portfolio of investments—April 30, 2014 (unaudited)

Security name	Shares	Value

Hong Kong: 4.03%
AIA Group Limited (Financials, Insurance)	13,761,400	$66,739,582
Belle International Holdings Limited (Consumer Discretionary, Specialty Retail)	61,216,000	63,403,541
Johnson Electric Holdings Limited (Industrials, Electrical Equipment)	15,985,000	15,277,907
Li Ning Company Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods) «†	13,706,500	9,546,702
Shangri-La Asia Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	3,033,500	5,000,436
Sun Art Retail Group Limited (Consumer Staples, Food & Staples Retailing) «	26,254,500	34,202,523
Texwinca Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	7,164,000	7,697,215

		201,867,906

India: 6.85%
Bharti Airtel Limited (Telecommunication Services, Wireless Telecommunication Services)	4,838,728	26,317,578
Bharti Infratel Limited (Industrials, Construction & Engineering)	5,218,871	18,659,530
Housing Development Finance Corporation Limited (Financials, Thrifts & Mortgage Finance)	2,250,700	33,507,686
ICICI Bank Limited ADR (Financials, Banks)	1,688,355	72,042,108
Infosys Technologies Limited ADR (Information Technology, IT Services)	738,115	39,644,157
ITC Limited (Consumer Staples, Tobacco)	9,882,640	55,832,041
Reliance Industries Limited (Energy, Oil, Gas & Consumable Fuels)	3,164,200	49,093,233
Reliance Industries Limited GDR (Energy, Oil, Gas & Consumable Fuels) 144A	1,246,587	38,644,197
Ultra Tech Cement Limited (Materials, Construction Materials)	286,000	9,612,284

		343,352,814

Indonesia: 1.14%
PT Astra International Tbk (Consumer Discretionary, Automobiles)	13,851,000	8,895,357
PT Bank Central Asia Tbk (Financials, Banks)	9,299,500	8,847,857
PT Matahari Department Store Tbk (Consumer Discretionary, Multiline Retail) †	6,774,200	8,788,911
PT Telekomunik Indonesia Persoro Tbk (Telecommunication Services, Diversified Telecommunication Services) «	768,877	30,524,417

		57,056,542

Israel: 0.28%
Israel Chemicals Limited (Materials, Chemicals)	1,569,600	13,906,642

Malaysia: 1.37%
Genting Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	7,980,900	23,951,254
Genting Malaysia Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	15,996,300	20,671,991
KLCC Property Holdings Bhd (Financials, REITs)	3,437,900	7,011,610
Sime Darby Bhd (Industrials, Industrial Conglomerates)	5,865,937	16,957,417

		68,592,272

Mexico: 11.72%
America Movil SAB de CV ADR (Telecommunication Services, Wireless Telecommunication Services)	3,783,420	75,971,074
Cemex SAB de CV ADR (Materials, Construction Materials) †	5,012,988	63,364,165
Fibra Uno Administracion SAB de CV (Financials, REITs)	19,202,159	62,951,642
Fomento Economico Mexicano SAB de CV ADR (Consumer Staples, Beverages)	1,223,400	111,048,018
Grupo Financiero Banorte SAB de CV (Financials, Banks)	11,714,711	77,804,073
Grupo Financiero Santander SAB de CV ADR (Financials, Banks) «	2,173,641	25,866,328
Grupo Sanborns SA de CV (Consumer Discretionary, Multiline Retail)	4,264,153	7,089,131
Grupo Televisa SAB ADR (Consumer Discretionary, Media)	2,385,000	78,251,850
Wal-Mart de Mexico SAB de CV (Consumer Staples, Food & Staples Retailing)	33,527,100	84,825,210

		587,171,491

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage Emerging Markets Equity Fund	9

Security name	Shares	Value

Peru: 0.36%
Compania de Minas Buenaventura SA ADR (Materials, Metals & Mining)	1,373,600	$17,856,800

Philippines: 0.47%
Ayala Corporation (Financials, Diversified Financial Services)	632,624	8,855,033
Metropolitan Bank & Trust Company (Financials, Banks)	3,650,521	6,935,826
SM Investments Corporation (Industrials, Industrial Conglomerates)	476,582	7,750,605

		23,541,464

Russia: 4.08%
Lukoil ADR (Energy, Oil, Gas & Consumable Fuels)	1,011,249	53,444,510
Magnit (Consumer Staples, Food & Staples Retailing) (a)	99,300	19,703,306
Mobile Telesystems ADR (Telecommunication Services, Wireless Telecommunication Services)	3,417,800	57,282,328
Sberbank of Russia (Financials, Banks) (a)	5,517,377	11,231,498
Sberbank of Russia ADR (Financials, Banks)	2,181,195	18,282,776
Yandex NV Class A (Information Technology, Internet Software & Services) †	1,675,106	44,390,309

		204,334,727

South Africa: 5.52%
Anglo American Platinum Limited (Materials, Metals & Mining) †	106,832	5,077,325
AngloGold Ashanti Limited ADR (Materials, Metals & Mining)	1,077,592	19,504,415
Clicks Group Limited (Consumer Staples, Food & Staples Retailing)	1,020,000	6,219,571
Gold Fields Limited ADR (Materials, Metals & Mining)	960,700	4,063,761
Impala Platinum Holdings Limited (Materials, Metals & Mining)	1,290,758	14,526,472
MTN Group Limited (Telecommunication Services, Wireless Telecommunication Services) «	2,112,643	42,333,185
Sasol Limited (Energy, Oil, Gas & Consumable Fuels)	470,000	26,371,018
Shoprite Holdings Limited (Consumer Staples, Food & Staples Retailing)	3,508,100	58,584,486
Standard Bank Group Limited (Financials, Banks)	2,265,190	29,730,282
Tiger Brands Limited (Consumer Staples, Food Products)	2,615,333	69,889,712

		276,300,227

South Korea: 9.58%
Amorepacific Corporation (Consumer Staples, Personal Products)	8,490	10,968,886
KB Financial Group Incorporated (Financials, Banks)	330,000	11,241,653
KB Financial Group Incorporated ADR (Financials, Banks)	93,117	3,196,707
KT Corporation ADR (Telecommunication Services, Diversified Telecommunication Services)	4,054,813	64,512,075
KT&G Corporation (Consumer Staples, Tobacco)	939,891	75,314,986
Lotte Chilsung Beverage Company Limited (Consumer Staples, Beverages)	2,855	4,318,557
Lotte Confectionery Company Limited (Consumer Staples, Food Products)	1,977	3,386,519
Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	175,736	228,407,479
Samsung Life Insurance Company Limited (Financials, Insurance)	672,337	62,529,358
Shinhan Financial Group Company Limited (Financials, Banks)	365,945	15,936,829

		479,813,049

Taiwan: 8.50%
104 Corporation (Industrials, Commercial Services & Supplies)	1,655,000	6,275,167
Far Eastern New Century Corporation (Industrials, Industrial Conglomerates)	27,145,760	27,776,806
Fuhwa Financial Holdings Company Limited (Financials, Capital Markets)	48,050,750	23,947,407
Media Tek Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	1,998,881	31,242,858
President Chain Store Corporation (Consumer Staples, Food & Staples Retailing)	3,475,000	25,834,078

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Emerging Markets Equity Fund	Portfolio of investments—April 30, 2014 (unaudited)

Security name			Shares	Value

Taiwan (continued)
Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)			13,135,224	$51,543,945
Taiwan Semiconductor Manufacturing Company Limited ADR (Information Technology, Semiconductors & Semiconductor Equipment)			9,597,852	192,916,825
Uni-President Enterprises Corporation (Consumer Staples, Food Products)			39,300,480	66,502,898

				426,039,984

Thailand: 3.56%
Bangkok Bank PCL (Financials, Banks)			3,729,800	21,784,061
PTT Exploration & Production PCL ADR (Energy, Oil, Gas & Consumable Fuels)			5,903,739	29,099,084
PTT PCL (Energy, Oil, Gas & Consumable Fuels)			3,290,200	31,722,571
Siam Commercial Bank PCL (Financials, Banks)			9,505,100	47,877,976
Thai Beverage PCL (Consumer Staples, Beverages)			101,627,000	47,826,378

				178,310,070

Turkey: 1.03%
Anadolu Efes Biracilik Ve Malt Sanayii AS (Consumer Staples, Beverages)			2,900,453	34,683,734
Turkcell Iletisim Hizmetleri AS ADR (Telecommunication Services, Wireless Telecommunication Services) †			1,181,462	17,107,570

				51,791,304

United Kingdom: 1.46%
African Barrick Gold Limited (Materials, Metals & Mining)			1,428,500	5,988,694
Standard Chartered Bank plc (Financials, Banks)			3,099,560	67,064,672

				73,053,366

Total Common Stocks (Cost $4,264,818,327)				4,515,128,205

	Interest rate	Maturity date	Principal

Convertible Debentures: 0.00%

Brazil: 0.00%
Lupatech SA (Energy, Energy Equipment & Services) (a)(s)(i)	6.50%	4-15-2018	$303,000	4,783

Total Convertible Debentures (Cost $160,691)				4,783

	Dividend yield		Shares

Preferred Stocks: 2.25%

Brazil: 2.25%
Lojas Americanas SA (Consumer Discretionary, Multiline Retail) ±	0.54		12,980,903	98,328,266
Vale SA ADR (Materials, Metals & Mining) ±	6.81		1,203,500	14,285,545

Total Preferred Stocks (Cost $109,703,904)				112,613,811

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage Emerging Markets Equity Fund	11

Security name		Expiration date	Shares	Value

Warrants: 0.02%

Malaysia: 0.02%
Genting Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure) †		12-18-2018	1,070,225	$947,160

Total Warrants (Cost $504,268)				947,160

	Yield

Short-Term Investments: 8.41%

Investment Companies: 8.41%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%		331,469,390	331,469,390
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(r)(v)	0.11		90,015,597	90,015,597

Total Short-Term Investments (Cost $421,484,987)				421,484,987

Total investments in securities (Cost $4,796,672,177) *	100.81%	5,050,178,946
Other assets and liabilities, net	(0.81)	(40,544,615)

Total net assets	100.00%	$5,009,634,331

«	All or a portion of this security is on loan.

†	Non-income-earning security

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(s)	Security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on this security.

(i)	Illiquid security

±	Variable rate investment. The interest rate shown is the rate in effect at period end.

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $4,805,520,997 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$580,309,925
Gross unrealized depreciation	(335,651,976)

Net unrealized appreciation	$244,657,949

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Emerging Markets Equity Fund	Statement of assets and liabilities—April 30, 2014 (unaudited)

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$4,628,693,959
In affiliated securities, at value (see cost below)	421,484,987

Total investments, at value (see cost below)	5,050,178,946
Foreign currency, at value (see cost below)	47,812,974
Receivable for investments sold	1,747,525
Receivable for Fund shares sold	11,024,376
Receivable for dividends	12,381,005
Receivable for securities lending income	145,455
Prepaid expenses and other assets	239,350

Total assets	5,123,529,631

Liabilities
Payable for investments purchased	10,347,110
Payable for Fund shares redeemed	8,077,037
Payable upon receipt of securities loaned	90,015,597
Advisory fee payable	4,133,238
Distribution fees payable	98,543
Due to other related parties	806,530
Accrued expenses and other liabilities	417,245

Total liabilities	113,895,300

Total net assets	$5,009,634,331

NET ASSETS CONSIST OF
Paid-in capital	$4,787,387,375
Overdistributed net investment income	(1,530,744)
Accumulated net realized losses on investments	(30,174,246)
Net unrealized gains on investments	253,951,946

Total net assets	$5,009,634,331

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$1,503,926,490
Shares outstanding – Class A	72,010,994
Net asset value per share – Class A	$20.88
Maximum offering price per share – Class A2	$22.15
Net assets – Class B	$7,405,665
Shares outstanding – Class B	414,960
Net asset value per share – Class B	$17.85
Net assets – Class C	$149,750,215
Shares outstanding – Class C	8,454,911
Net asset value per share – Class C	$17.71
Net assets – Class R6	$31,404,773
Share outstanding – Class R6	1,434,326
Net asset value per share – Class R6	$21.90
Net assets – Administrator Class	$1,009,740,333
Shares outstanding – Administrator Class	46,225,679
Net asset value per share – Administrator Class	$21.84
Net assets – Institutional Class	$2,307,406,855
Shares outstanding – Institutional Class	105,396,570
Net asset value per share – Institutional Class	$21.89

Investments in unaffiliated securities (including securities on loan), at cost	$4,375,187,190

Investments in affiliated securities, at cost	$421,484,987

Total investments, at cost	$4,796,672,177

Securities on loan, at value	$86,624,420

Foreign currency, at cost	$47,366,075

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended April 30, 2014 (unaudited)	Wells Fargo Advantage Emerging Markets Equity Fund	13

Investment income
Dividends *	$38,341,818
Securities lending income, net	293,545
Income from affiliated securities	137,077

Total investment income	38,772,440

Expenses
Advisory fee	23,486,612
Administration fees
Fund level	1,176,931
Class A	1,780,748
Class B	11,179
Class C	203,148
Class R6	2,951
Administrator Class	489,030
Institutional Class	870,899
Shareholder servicing fees
Class A	1,712,257
Class B	10,749
Class C	195,335
Administrator Class	1,222,576
Distribution fees
Class B	32,247
Class C	586,004
Custody and accounting fees	1,385,740
Professional fees	32,455
Registration fees	96,924
Shareholder report expenses	340,924
Trustees’ fees and expenses	7,012
Other fees and expenses	49,491

Total expenses	33,693,212
Less: Fee waivers and/or expense reimbursements	(1,183)

Net expenses	33,692,029

Net investment income	5,080,411

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	3,998,615
Forward foreign currency contract transactions	19,502

Net realized gains on investments	4,018,117

Net change in unrealized gains (losses) on investments	(179,253,691)

Net realized and unrealized gains (losses) on investments	(175,235,574)

Net decrease in net assets resulting from operations	$(170,155,163)

* Net of foreign dividend withholding taxes in the amount of	$4,601,439

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Emerging Markets Equity Fund	Statement of changes in net assets

	Six months ended April 30, 2014 (unaudited)		Year ended October 31, 2013

Operations
Net investment income		$5,080,411		$12,209,161
Net realized gains on investments		4,018,117		1,113,672
Net change in unrealized gains (losses) on investments		(179,253,691)		244,438,794

Net increase (decrease) in net assets resulting from operations		(170,155,163)		257,761,627

Distributions to shareholders from
Net investment income
Class A		0		(3,231,840)
Class R6		(45,340)		0 [1]
Administrator Class		(1,783,180)		(2,897,616)
Institutional Class		(8,965,400)		(8,737,710)

Total distributions to shareholders		(10,793,920)		(14,867,166)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	25,030,104	502,545,004	28,971,650	605,658,364
Class B	783	13,808	11,463	209,001
Class C	467,031	8,256,062	2,205,697	39,795,022
Class R6	1,241,969	26,697,357	210,344 [1]	4,448,474 [1]
Administrator Class	9,116,897	195,213,192	31,335,752	688,002,016
Institutional Class	21,147,265	455,727,856	63,246,185	1,394,231,709

		1,188,453,279		2,732,344,586

Reinvestment of distributions
Class A	0	0	146,282	3,088,018
Class R6	2,064	45,340	0 [1]	0 [1]
Administrator Class	75,992	1,668,033	114,076	2,516,527
Institutional Class	367,774	8,083,670	319,622	7,057,247

		9,797,043		12,661,792

Payment for shares redeemed
Class A	(13,030,437)	(266,421,331)	(14,063,418)	(296,152,744)
Class B	(178,782)	(3,157,259)	(291,772)	(5,279,461)
Class C	(1,373,821)	(23,792,659)	(3,321,740)	(59,348,476)
Class R6	(20,051)	(420,201)	0 [1]	0 [1]
Administrator Class	(9,073,566)	(194,446,796)	(14,941,011)	(328,112,979)
Institutional Class	(11,624,242)	(248,971,953)	(22,780,680)	(500,047,525)

		(737,210,199)		(1,188,941,185)

Net increase in net assets resulting from capital share transactions		461,040,123		1,556,065,193

Total increase in net assets		280,091,040		1,798,959,654

Net assets
Beginning of period		4,729,543,291		2,930,583,637

End of period		$5,009,634,331		$4,729,543,291

Undistributed (overdistributed) net investment income		$(1,530,744)		$4,182,765

1.	For the period from June 28, 2013 (commencement of class operations) to October 31, 2013.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Emerging Markets Equity Fund	15

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
CLASS A		2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$21.77	$20.48	$20.93	$21.65	$16.99	$12.90
Net investment income	0.00 [3]	0.02	0.10	0.08	0.04 [2]	0.04 [2]
Net realized and unrealized gains (losses) on investments	(0.89)	1.33	(0.19)	(0.80)	4.63	5.98

Total from investment operations	(0.89)	1.35	(0.09)	(0.72)	4.67	6.02
Distributions to shareholders from
Net investment income	0.00	(0.06)	(0.14)	(0.00)[3]	(0.01)	(0.12)
Net realized gains	0.00	0.00	(0.22)	0.00	0.00	(1.81)

Total distributions to shareholders	0.00	(0.06)	(0.36)	(0.00)[3]	(0.01)	(1.93)
Net asset value, end of period	$20.88	$21.77	$20.48	$20.93	$21.65	$16.99
Total return[4]	(4.09)%	6.62%	(0.31)%	(3.32)%	27.51%	57.88%
Ratios to average net assets (annualized)
Gross expenses	1.64%	1.65%	1.67%	1.68%	1.91%	2.04%
Net expenses	1.64%	1.65%	1.67%	1.68%	1.89%	2.03%
Net investment income	0.00%	0.15%	0.51%	0.44%	0.27%	0.29%
Supplemental data
Portfolio turnover rate	3%	13%	7%	5%	6%	23%
Net assets, end of period (000s omitted)	$1,503,926	$1,306,269	$920,709	$917,633	$820,716	$357,354

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund. Evergreen Emerging Markets Growth Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Emerging Markets Growth Fund.
2.	Calculated based upon average shares outstanding.
3.	Amount is less than $0.005.
4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Emerging Markets Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
CLASS B		2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$18.67	$17.64	$18.06	$18.82	$14.87	$11.51
Net investment loss	(0.07)[2]	(0.12)[2]	(0.05)[2]	(0.08)[2]	(0.09)[2]	(0.03)
Net realized and unrealized gains (losses) on investments	(0.75)	1.15	(0.15)	(0.68)	4.04	5.20

Total from investment operations	(0.82)	1.03	(0.20)	(0.76)	3.95	5.17
Distributions to shareholders from
Net realized gains	0.00	0.00	(0.22)	0.00	0.00	(1.81)
Net asset value, end of period	$17.85	$18.67	$17.64	$18.06	$18.82	$14.87
Total return[3]	(4.39)%	5.84%	(1.06)%	(4.04)%	26.56%	56.75%
Ratios to average net assets (annualized)
Gross expenses	2.38%	2.39%	2.41%	2.43%	2.66%	2.80%
Net expenses	2.38%	2.39%	2.41%	2.43%	2.64%	2.79%
Net investment loss	(0.79)%	(0.64)%	(0.28)%	(0.39)%	(0.54)%	(0.43)%
Supplemental data
Portfolio turnover rate	3%	13%	7%	5%	6%	23%
Net assets, end of period (000s omitted)	$7,406	$11,071	$15,408	$21,652	$30,989	$25,499

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund. Evergreen Emerging Markets Growth Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen Emerging Markets Growth Fund.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Emerging Markets Equity Fund	17

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
CLASS C		2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$18.53	$17.51	$17.92	$18.68	$14.77	$11.44
Net investment loss	(0.07)[2]	(0.11)[2]	(0.06)	(0.06)[2]	(0.08)[2]	(0.05)
Net realized and unrealized gains (losses) on investments	(0.75)	1.13	(0.13)	(0.70)	3.99	5.19

Total from investment operations	(0.82)	1.02	(0.19)	(0.76)	3.91	5.14
Distributions to shareholders from
Net realized gains	0.00	0.00	(0.22)	0.00	0.00	(1.81)
Net asset value, end of period	$17.71	$18.53	$17.51	$17.92	$18.68	$14.77
Total return[3]	(4.43)%	5.83%	(1.01)%	(4.07)%	26.47%	56.84%
Ratios to average net assets (annualized)
Gross expenses	2.39%	2.39%	2.42%	2.43%	2.66%	2.79%
Net expenses	2.39%	2.39%	2.42%	2.43%	2.64%	2.78%
Net investment loss	(0.76)%	(0.62)%	(0.24)%	(0.32)%	(0.50)%	(0.46)%
Supplemental data
Portfolio turnover rate	3%	13%	7%	5%	6%	23%
Net assets, end of period (000s omitted)	$149,750	$173,454	$183,471	$200,796	$193,300	$121,216

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund. Evergreen Emerging Markets Growth Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Emerging Markets Growth Fund.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Emerging Markets Equity Fund	Financial highlights

(For a share outstanding throughout each period)

CLASS R6	Six months ended April 30, 2014 (unaudited)	Year ended October 31, 2013[1]
Net asset value, beginning of period	$22.86	$20.89
Net investment income	0.06 [2]	0.01 [2]
Net realized and unrealized gains (losses) on investments	(0.92)	1.96

Total from investment operations	(0.86)	1.97
Distributions to shareholders from
Net investment income	(0.10)	0.00
Net asset value, end of period	$21.90	$22.86
Total return[3]	(3.78)%	9.43%
Ratios to average net assets (annualized)
Gross expenses	1.16%	1.17%
Net expenses	1.16%	1.17%
Net investment income	0.60%	0.15%
Supplemental data
Portfolio turnover rate	3%	13%
Net assets, end of period (000s omitted)	$31,405	$4,809

1.	For the period from June 28, 2013 (commencement of class operations) to October 31, 2013.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Emerging Markets Equity Fund	19

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
ADMINISTRATOR CLASS		2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$22.79	$21.44	$21.90	$22.63	$17.75	$13.42
Net investment income	0.02	0.05	0.14	0.02	0.09 [2]	0.08
Net realized and unrealized gains (losses) on investments	(0.93)	1.40	(0.18)	(0.73)	4.83	6.25

Total from investment operations	(0.91)	1.45	(0.04)	(0.71)	4.92	6.33
Distributions to shareholders from
Net investment income	(0.04)	(0.10)	(0.20)	(0.02)	(0.04)	(0.19)
Net realized gains	0.00	0.00	(0.22)	0.00	0.00	(1.81)

Total distributions to shareholders	(0.04)	(0.10)	(0.42)	(0.02)	(0.04)	(2.00)
Net asset value, end of period	$21.84	$22.79	$21.44	$21.90	$22.63	$17.75
Total return[3]	(4.00)%	6.83%	(0.13)%	(3.14)%	27.78%	58.34%
Ratios to average net assets (annualized)
Gross expenses	1.48%	1.48%	1.47%	1.47%	1.69%	1.80%
Net expenses	1.48%	1.48%	1.47%	1.47%	1.65%	1.79%
Net investment income	0.17%	0.35%	0.72%	0.70%	0.50%	0.54%
Supplemental data
Portfolio turnover rate	3%	13%	7%	5%	6%	23%
Net assets, end of period (000s omitted)	$1,009,740	$1,050,660	$634,428	$529,083	$248,493	$178,856

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund. Evergreen Emerging Markets Growth Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Emerging Markets Growth Fund.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Emerging Markets Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
INSTITUTIONAL CLASS		2013	2012	2011	2010[1]
Net asset value, beginning of period	$22.86	$21.50	$21.96	$22.66	$20.11
Net investment income	0.04	0.11	0.22	0.16	0.00 [2,3]
Net realized and unrealized gains (losses) on investments	(0.92)	1.40	(0.22)	(0.81)	2.55

Total from investment operations	(0.88)	1.51	0.00	(0.65)	2.55
Distributions to shareholders from
Net investment income	(0.09)	(0.15)	(0.24)	(0.05)	0.00
Net realized gains	0.00	0.00	(0.22)	0.00	0.00

Total distributions to shareholders	(0.09)	(0.15)	(0.46)	(0.05)	0.00
Net asset value, end of period	$21.89	$22.86	$21.50	$21.96	$22.66
Total return[4]	(3.86)%	7.07%	0.13%	(2.89)%	12.68%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.22%	1.24%	1.24%	1.48%
Net expenses	1.21%	1.22%	1.24%	1.23%	1.30%
Net investment income	0.44%	0.57%	1.04%	0.93%	0.02%
Supplemental data
Portfolio turnover rate	3%	13%	7%	5%	6%
Net assets, end of period (000s omitted)	$2,307,407	$2,183,281	$1,176,567	$541,644	$197,823

1.	For the period from July 30, 2010 (commencement of class operations) to October 31, 2010.

2.	Calculated based upon average shares outstanding.

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements (unaudited)	Wells Fargo Advantage Emerging Markets Equity Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Emerging Markets Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On April 30, 2014, such fair value pricing was not used in pricing foreign securities.

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other

22	Wells Fargo Advantage Emerging Markets Equity Fund	Notes to financial statements (unaudited)

independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Notes to financial statements (unaudited)	Wells Fargo Advantage Emerging Markets Equity Fund	23

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

At October 31, 2013, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

		No Expiration
2016	2017	Short-Term
$2,830,910	$22,695,719	$5,858,537

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

24	Wells Fargo Advantage Emerging Markets Equity Fund	Notes to financial statements (unaudited)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of April 30, 2014, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks
Argentina	$15,557,436	$0	$0	$15,557,436
Brazil	626,387,210	0	0	626,387,210
Chile	56,079,750	0	0	56,079,750
China	777,514,854	0	0	777,514,854
Colombia	36,600,297	0	0	36,600,297
Hong Kong	201,867,906	0	0	201,867,906
India	343,352,814	0	0	343,352,814
Indonesia	57,056,542	0	0	57,056,542
Israel	13,906,642	0	0	13,906,642
Malaysia	68,592,272	0	0	68,592,272
Mexico	587,171,491	0	0	587,171,491
Peru	17,856,800	0	0	17,856,800
Philippines	23,541,464	0	0	23,541,464
Russia	173,399,923	30,934,804	0	204,334,727
South Africa	276,300,227	0	0	276,300,227
South Korea	479,813,049	0	0	479,813,049
Taiwan	426,039,984	0	0	426,039,984
Thailand	178,310,070	0	0	178,310,070
Turkey	51,791,304	0	0	51,791,304
United Kingdom	73,053,366	0	0	73,053,366
Preferred stocks
Brazil	112,613,811	0	0	112,613,811
Warrants
Malaysia	0	947,160	0	947,160
Convertible debentures	0	0	4,783	4,783
Short-term investments
Investment companies	331,469,390	90,015,597	0	421,484,987
	$4,928,276,602	$121,897,561	$4,783	$5,050,178,946

Transfers in and transfers out are recognized at the end of the reporting period. For the six months ended April 30, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 1.10% and declining to 0.95% as the average daily net assets of the Fund increase. For the six months ended April 30, 2014, the advisory fee was equivalent to an annual rate of 1.00% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase.

Notes to financial statements (unaudited)	Wells Fargo Advantage Emerging Markets Equity Fund	25

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.67% for Class A shares, 2.42% for Class B shares, 2.42% for Class C shares, 1.18% for Class R6 shares, 1.50% for Administrator Class shares and 1.23% for Institutional shares. Prior to March 1, 2014, the Fund’s expenses were capped at 1.70% for Class A shares, 2.45% for Class B shares, 2.45% for Class C shares, and 1.25% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the six months ended April 30, 2014, Wells Fargo Funds Distributor, LLC received $25,918 from the sale of Class A shares and $169 and $1,345 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2014 were $648,654,831 and $139,214,944, respectively.

6. DERIVATIVE TRANSACTIONS

During the six months ended April 30, 2014, the Fund entered into forward foreign currency contracts for economic hedging purposes.

As of April 30, 2014, the Fund did not have any open forward foreign currency contracts. The Fund had average contract amounts of $575,542 and $444,658 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the six months ended April 30, 2014.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financials statements.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption

26	Wells Fargo Advantage Emerging Markets Equity Fund	Notes to financial statements (unaudited)

requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the six months ended April 30, 2014, the Fund paid $2,278 in commitment fees.

For the six months ended April 30, 2014, there were no borrowings by the Fund under the agreement.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Other information (unaudited)	Wells Fargo Advantage Emerging Markets Equity Fund	27

TAX INFORMATION

Pursuant to Section 853 of the Internal Revenue Code, the following amounts were designated as foreign taxes paid for the fiscal year ended October 31, 2013. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$5,092,737	$0.0240	100%

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Advantage Emerging Markets Equity Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Emerging Markets Equity Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

30	Wells Fargo Advantage Emerging Markets Equity Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 27-28, 2014 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Emerging Markets Equity Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the average performance of the Universe for the three-, five- and ten-year periods under review, but lower than the average performance of the Universe for the one-year period under review. However, the Board also noted that the performance of the Fund was higher than or in range of its benchmark, the MSCI Emerging Markets Index (Net), for all periods under review.

Other information (unaudited)	Wells Fargo Advantage Emerging Markets Equity Fund	31

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than, in range of or equal to the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes. The Board also viewed favorable the agreed-upon revision to the advisory fee schedule for the Fund that adds an additional breakpoint.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board took into account the agreed-upon revision to the advisory fee schedule for the Fund that adds an additional

32	Wells Fargo Advantage Emerging Markets Equity Fund	Other information (unaudited)

breakpoint. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage Emerging Markets Equity Fund	33

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

225167 06-14 SA238/SAR238 04-14

Wells Fargo Advantage

Emerging Markets Equity Income Fund

Semi-Annual Report

April 30, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Emerging Markets Equity Income Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates.

Some of the markets that had declined the most during the European debt crisis—such as Italy and Ireland—benefited the most from this stable economic environment, but larger markets such as France and Germany also posted gains.

Dear Valued Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Advantage Emerging Markets Equity Income Fund for the six-month period that ended April 30, 2014. The period was marked by growing concern about an economic slowdown in China and heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine. The environment created a headwind for many emerging markets, even as continued economic recovery in Europe helped most developed stock markets end the period with gains.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various quantitative easing policies. The U.S. Federal Reserve (Fed) remained a major source of liquidity for market participants around the world. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. At the beginning of the reporting period, the FOMC was still making open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market and was purchasing $45 billion per month in long-term U.S. Treasuries. However, in mid-December 2013, the FOMC announced that it would reduce (or taper) its bond-buying program by $10 billion per month beginning in January 2014. Although the tapering was less aggressive than some investors had feared, the removal of liquidity sparked a sell-off in emerging markets stocks and currencies as investors sold higher-risk assets.

European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In November 2013, the ECB cut its key rate to a historic low of 0.25%. The ECB’s actions helped support moderate year-over-year gross domestic product (GDP) growth in the eurozone.

Most developed regions gained, but emerging and developed Asian markets lagged.

For the six-month period, the MSCI EAFE Index (Net)1, a proxy for developed markets, returned 4.44%, while the MSCI Emerging Markets Index (Net)2 returned -2.98%.

In Europe, economic data continued to show moderate growth, with reported GDP for the 28 countries in the European Union rising by 0.4% in the fourth quarter of 2013 compared with the previous quarter. The unemployment rate remained high but stable at 10.5% in February and March 2014, while inflation remained consistently below a 1% annual rate. Some of the markets that had declined the most during the European debt crisis—such as Italy and Ireland—benefited the most from this stable economic environment, but larger markets such as France and Germany also posted gains. The ongoing turmoil in Ukraine did result in some stock market volatility, but as of the end of the reporting period, most investors believed that it would not result in war.

Asian markets posted mixed results, with political issues accounting for many of those differences. In countries such as India and Indonesia, investors were optimistic that upcoming elections might sweep in more reform-minded governments. By contrast, in Japan, the honeymoon for Prime Minister Shinzō Abe

1.	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. Calculations for EAFE use net dividends, which reflect the deduction of withholding taxes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

2.	The Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) is a free float-adjusted market-capitalization-weighted index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Emerging Markets Equity Income Fund	3

appeared to be ending, with investors worrying that his reforms were not taking effect as quickly as originally hoped.

As for China, many of the country’s economic numbers—such as for national production, retail sales, fixed investment, and manufacturing activity—came in below analyst expectations, causing investor concern. In addition, China’s government has allowed a growing number of defaults in the country’s financial system as part of a long-term plan to rein in credit growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to shareholders

The Fund and Wells Fargo Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Fund, to select or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management or the Fund, except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Fund (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Fund’s assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Fund and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Fund. In the event that a new subadviser is hired pursuant to the Multi-manager Structure, the Fund is required to provide notice to shareholders within 90 days.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

4	Wells Fargo Advantage Emerging Markets Equity Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks to achieve long-term capital appreciation and current income.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

Wells Capital Management Incorporated

Wells Capital Management Singapore

Portfolio managers

Alison Shimada

Anthony L.T. Cragg

Average annual total returns (%) as of April 30, 2014

		Including sales charge		Excluding sales charge		Expense ratios[1] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[2]
Class A (EQIAX)	5-31-2012	(10.23)	6.97	(4.78)	10.33	3.11	1.67
Class C (EQICX)	5-31-2012	(6.37)	9.51	(5.48)	9.51	3.86	2.42
Administrator Class (EQIDX)	5-31-2012	–	–	(4.67)	10.52	2.95	1.47
Institutional Class (EQIIX)	5-31-2012	–	–	(4.35)	10.78	2.68	1.27
MSCI Emerging Markets Index (Net)[3]	–	–	–	(1.84)	7.55	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to regional risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Emerging Markets Equity Income Fund	5

Ten largest equity holdings[4] (%) as of April 30, 2014
Agricultural Bank of China	2.03
Mining and Metallurgical Company OJSC	1.98
China Petroleum & Chemical Corporation	1.75
Cosco Pacific Limited	1.74
China Mobile Limited	1.71
HSBC Bank plc (NMDC Limited)	1.60
Industrial & Commercial Bank of China Limited Class H	1.56
Itau Unibanco Holding SA ADR	1.52
PetroChina Company Limited	1.47
Alrosa Corporate	1.44

Sector distribution[5] as of April 30, 2014

1.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.02% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

2.	The Adviser has committed through February 28, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.65% for Class A, 2.40% for Class C, 1.45% for Administrator Class, and 1.25% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

3.	The Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index (Net) is a free float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

4.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified. Top holdings typically include the underlying ordinary shares combined with any depositary receipts.

5.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Emerging Markets Equity Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2013 to April 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11-1-2013	Ending account value 4-30-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$964.58	$8.04	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.61	$8.25	1.65%
Class C
Actual	$1,000.00	$960.80	$11.67	2.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,012.89	$11.98	2.40%
Administrator Class
Actual	$1,000.00	$965.27	$7.07	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25	1.45%
Institutional Class
Actual	$1,000.00	$967.36	$6.10	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.26	1.25%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage Emerging Markets Equity Income Fund	7

Security name	Shares	Value

Common Stocks: 80.00%

Australia: 0.96%
BHP Billiton Limited (Materials, Metals & Mining)	17,597	$617,123

Bermuda: 0.34%
Digital China Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components)	239,000	221,029

Brazil: 7.21%
Alupar Investimento SA (Utilities, Electric Utilities)	72,360	512,743
Grendene SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	71,100	449,606
Itau Unibanco Holding SA ADR (Financials, Banks)	59,717	976,970
Natura Cosmeticos SA (Consumer Staples, Personal Products)	27,400	469,293
Telefonica Brasil ADR (Telecommunication Services, Diversified Telecommunication Services)	19,316	409,499
Transmissora Alianca de Energia Eletrica SA Composite Unit (Utilities, Electric Utilities)	36,600	327,467
Tupy SA (Consumer Discretionary, Auto Components)	96,486	772,407
Valid Solucoes SA (Industrials, Commercial Services & Supplies)	47,000	728,266

		4,646,251

Chile: 0.82%
Aguas Andinas SA Class A (Utilities, Water Utilities)	852,819	526,121

China: 15.77%
Agricultural Bank of China (Financials, Banks)	3,120,000	1,307,889
Bank of China Limited (Financials, Banks)	874,000	384,414
China Construction Bank (Financials, Banks)	802,000	553,428
China Lilang Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	531,000	342,450
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	116,000	1,102,703
China Petroleum & Chemical Corporation (Energy, Oil, Gas & Consumable Fuels)	1,275,600	1,127,037
Datang International Power Generation Company Limited (Utilities, Independent Power & Renewable Electricity Producers)	1,008,000	375,743
Guangshen Railway Company (Industrials, Road & Rail)	1,114,000	421,004
Guangzhou R&F Properties Company Limited (Financials, Real Estate Management & Development)	424,400	553,973
Huaneng Power International Incorporated (Utilities, Independent Power & Renewable Electricity Producers)	456,000	445,240
Industrial & Commercial Bank of China Limited Class H (Financials, Banks)	1,691,000	1,007,671
PetroChina Company Limited (Energy, Oil, Gas & Consumable Fuels)	816,000	945,147
Qinhuangdao Port Company Limited (Industrials, Transportation Infrastructure) †	440,000	237,226
Sands China Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	71,600	522,712
Shenzhen Expressway Company Limited (Industrials, Transportation Infrastructure)	1,074,000	490,389
Zhejiang Expressway Company Limited (Industrials, Transportation Infrastructure)	398,000	344,460

		10,161,486

Cyprus: 0.54%
Globaltrans Investment plc (Industrials, Road & Rail)	36,231	344,919

Czech Republic: 1.98%
CEZ AS (Utilities, Electric Utilities)	29,365	882,899
Komercni Banka AS (Financials, Banks)	1,701	391,952

		1,274,851

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Advantage Emerging Markets Equity Income Fund	Portfolio of investments—April 30, 2014 (unaudited)

Security name	Shares	Value

Hong Kong: 4.11%
ANTA Sports Products Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	163,000	$238,415
Bosideng International Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,942,670	285,652
Cosco Pacific Limited (Industrials, Transportation Infrastructure)	837,521	1,121,311
Texwinca Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	316,000	339,520
Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	122,000	376,876
Yuzhou Properties Company (Materials, Construction Materials) †	1,236,761	285,543

		2,647,317

Indonesia: 2.33%
PT Bank Rakyat Indonesia Tbk (Financials, Banks)	365,800	313,231
PT Perusahaan Gas Negara Persero Tbk (Utilities, Gas Utilities)	605,200	278,743
PT Semen Gresik Persero Tbk (Materials, Construction Materials)	283,900	364,651
PT Telekomunikasi Indonesia Tbk (Telecommunication Services, Diversified Telecommunication Services)	2,780,200	544,666

		1,501,291

Malaysia: 2.37%
Berjaya Sports Toto Berhad (Consumer Discretionary, Hotels, Restaurants & Leisure)	261,574	311,598
Sunway Real Estate Investment Trust (Financials, REITs)	800,700	333,472
Telecom Malaysia Berhad (Telecommunication Services, Diversified Telecommunication Services)	221,600	420,738
Westports Holdings (Industrials, Transportation Infrastructure)	599,182	462,391

		1,528,199

Mexico: 6.04%
Bolsa Mexicana de Valores SAB (Financials, Diversified Financial Services)	228,329	468,604
Grupo Aeroportuario del Centro Norte SAB de CV (Industrials, Transportation Infrastructure)	180,520	661,492
Grupo Aeroportuario del Pacifico SAB de CV (Industrials, Transportation Infrastructure)	151,538	912,164
Grupo Financiero Santander SAB de CV (Financials, Banks)	316,261	755,434
Macquarie Mexico Real Estate Management SA de CV (Financials, REITs)144A	413,857	791,161
Wal-Mart de Mexico SAB de CV (Consumer Staples, Food & Staples Retailing)	120,500	304,871

		3,893,726

Panama: 1.02%
Banco Latinoamericano de Comercio Exterior SA (Financials, Banks)	25,534	656,734

Philippines: 3.07%
Globe Telecom Incorporated (Telecommunication Services, Wireless Telecommunication Services)	16,340	607,344
Philippine Long Distance Telephone Company (Telecommunication Services, Wireless Telecommunication Services)	13,930	899,919
Semirara Mining Corporation (Energy, Oil, Gas & Consumable Fuels)	50,770	468,068

		1,975,331

Poland: 2.74%
Bank Pekao SA (Financials, Banks)	9,927	635,592
Powszechny Zaklad Ubezpieczen SA (Financials, Insurance)	3,932	557,401
Telekomunikacja Polska SA (Telecommunication Services, Diversified Telecommunication Services)	167,459	571,904

		1,764,897

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage Emerging Markets Equity Income Fund	9

Security name	Shares	Value

Russia: 5.38%
Alrosa Corporate (Materials, Metals & Mining)(a)	899,954	$930,201
Lukoil ADR - London Exchanges (Energy, Oil, Gas & Consumable Fuels)	10,481	553,921
MegaFon OAO (Telecommunication Services, Wireless Telecommunication Services)	27,293	709,618
Mining and Metallurgical Company OJSC (Materials, Metals & Mining)(a)	7,089	1,274,885

		3,468,625

Singapore: 3.75%
Ascendas India Trust (Financials, Real Estate Management & Development)	407,000	248,349
Ascott Residence Trust (Financials, REITs)	301,800	288,873
Asian Pay Television Trust (Consumer Discretionary, Media)	278,000	167,416
CapitaRetail China Trust (Financials, REITs)	304,000	358,874
Hutchison Port Holdings Trust (Industrials, Transportation Infrastructure)	377,000	256,360
Lippo Malls Indonesia Retail Trust (Financials, REITs)	1,219,000	393,790
STX OSV Holdings Limited (Industrials, Machinery) †	913,000	702,756

		2,416,418

South Africa: 5.83%
Barclays Africa Group Limited (Financials, Banks)	33,627	492,235
Kumba Iron Ore Limited (Materials, Metals & Mining)	17,682	628,824
MTN Group Limited (Telecommunication Services, Wireless Telecommunication Services)	37,365	748,721
Sanlam Limited (Financials, Insurance)	90,745	485,187
Sasol Limited (Energy, Oil, Gas & Consumable Fuels)	12,341	692,436
Standard Bank Group Limited (Financials, Banks)	53,863	706,944

		3,754,347

South Korea: 4.09%
Hite Jinro Company Limited (Consumer Staples, Beverages)	11,830	286,219
Kangwon Land Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure)	17,380	502,074
KT&G Corporation (Consumer Staples, Tobacco)	6,719	538,404
S-Oil Corporation (Energy, Oil, Gas & Consumable Fuels)	11,120	650,003
SK Telecom Company Limited ADR (Telecommunication Services, Wireless Telecommunication Services)	28,594	660,235

		2,636,935

Taiwan: 9.22%
Chicony Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	92,000	239,155
Chroma Ate Incorporated (Information Technology, Electronic Equipment, Instruments & Components)	144,000	370,515
Chunghwa Telecom Company Limited (Telecommunication Services, Diversified Telecommunication Services)	62,000	193,404
Cleanaway Company Limited (Industrials, Commercial Services & Supplies)	66,000	373,733
CTCI Corporation (Industrials, Construction & Engineering)	369,000	588,973
Delta Electronics Incorporated (Information Technology, Electronic Equipment, Instruments & Components)	40,000	245,049
Everlight Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	170,000	397,444
Huaku Development Company Limited (Financials, Real Estate Management & Development)	96,680	236,594
Mega Financial Holding Company Limited (Financials, Banks)	352,065	269,313
Quanta Computer Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)	96,000	263,223
Radiant Opto-Electronics Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	208,530	839,009
Siliconware Precision Industries Company (Information Technology, Semiconductors & Semiconductor Equipment)	439,000	643,279
Taiwan Cement Corporation (Materials, Construction Materials)	243,000	385,446
United Microelectronics Corporation ADR (Information Technology, Semiconductors & Semiconductor Equipment)	183,430	399,877
WPG Holdings Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	406,000	498,795

		5,943,809

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Emerging Markets Equity Income Fund	Portfolio of investments—April 30, 2014 (unaudited)

Security name			Shares	Value

Thailand: 0.91%
Hemaraj Land & Development Public Company Limited (Financials, Real Estate Management & Development)			2,839,700	$312,402
PTT Global Chemical pcl (Materials, Chemicals)			93,300	178,037
Thai Union Frozen Products pcl (Consumer Staples, Food Products)			45,900	99,289

				589,728

Turkey: 0.95%
Cimsa Cimento Sanayi ve Ticaret AS (Materials, Construction Materials)			104,810	610,529

United Kingdom: 0.57%
HSBC Holdings plc (Financials, Banks)			36,000	365,203

Total Common Stocks (Cost $49,428,199)				51,544,869

		Expiration date

Participation Notes: 5.57%

China: 0.47%
Standard Chartered Bank (Daqin Railway Company Limited Class A) (Industrials, Road & Rail) †		4-3-2015	283,000	301,078

India: 4.01%
HSBC Bank plc (Coal India Limited) (Materials, Metals & Mining) †		11-2-2020	107,750	521,204
HSBC Bank plc (NMDC Limited) (Materials, Metals & Mining)		8-1-2023	19,707	1,028,422
HSBC Bank plc (Oil & Natural Gas Corporation Limited) (Energy, Oil, Gas & Consumable Fuels) †		1-10-2024	130,511	703,226
HSBC Bank plc (Power Finance Corporation) (Financials, Diversified Financial Services) †		11-25-2014	109,000	332,140

				2,584,992

Qatar: 1.09%
HSBC Bank plc (Qatar National Bank) (Financials, Banks) †		11-2-2020	283,092	704,739

Total Participation Notes (Cost $3,342,751)				3,590,809

	Dividend yield
Preferred Stocks: 4.12%

Brazil: 4.12%
Banco Bradesco SA (Financials, Banks) ±	2.61%		43,200	643,035
Companhia Vale Do Rio Doce Class A (Materials, Metals & Mining) ±	6.08		46,700	553,342
Petroleo Brasileiro SA (Energy, Oil, Gas & Consumable Fuels) ±	4.99		110,700	822,648
Vale SA ADR (Materials, Metals & Mining) ±	5.74		53,605	636,289

Total Preferred Stocks (Cost $2,588,418)				2,655,314

	Yield
Short-Term Investments: 4.67%

Investment Companies: 4.67%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07		3,006,255	3,006,255

Total Short-Term Investments (Cost $3,006,255)				3,006,255

Total investments in securities
(Cost $58,365,623) *	94.36%	60,797,247
Other assets and liabilities, net	5.64	3,636,505

Total net assets	100.00%	$64,433,752

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage Emerging Markets Equity Income Fund	11

†	Non-income-earning security

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $58,709,131 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$3,666,604
Gross unrealized depreciation	(1,578,488)

Net unrealized appreciation	$2,088,116

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Emerging Markets Equity Income Fund	Statement of assets and liabilities—April 30, 2014 (unaudited)

Assets
Investments
In unaffiliated securities, at value (see cost below)	$57,790,992
In affiliated securities, at value (see cost below)	3,006,255

Total investments, at value (see cost below)	60,797,247
Cash	303,546
Foreign currency, at value (see cost below)	532,521
Receivable for investments sold	260,464
Receivable for Fund shares sold	3,245,400
Receivable for dividends	222,779
Prepaid expenses and other assets	17,222

Total assets	65,379,179

Liabilities
Payable for investments purchased	479,990
Payable for Fund shares redeemed	392,106
Advisory fee payable	39,772
Distribution fees payable	2,587
Due to other related parties	10,164
Accrued expenses and other liabilities	20,808

Total liabilities	945,427

Total net assets	$64,433,752

NET ASSETS CONSIST OF
Paid-in capital	$63,062,768
Undistributed net investment income	160,388
Accumulated net realized losses on investments	(1,221,545)
Net unrealized gains on investments	2,432,141

Total net assets	$64,433,752

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$13,744,961
Shares outstanding – Class A	1,261,529
Net asset value per share – Class A	$10.90
Maximum offering price per share – Class A2	$11.56
Net assets – Class C	$4,291,476
Shares outstanding – Class C	394,028
Net asset value per share – Class C	$10.89
Net assets – Administrator Class	$17,926,209
Shares outstanding – Administrator Class	1,642,697
Net asset value per share – Administrator Class	$10.91
Net assets – Institutional Class	$28,471,106
Shares outstanding – Institutional Class	2,610,379
Net asset value per share – Institutional Class	$10.91

Investments in unaffiliated securities, at cost	$55,359,368

Investments in affiliated securities, at cost	$3,006,255

Total investments, at cost	$58,365,623

Foreign currency, at cost	$532,988

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended April 30, 2014 (unaudited)	Wells Fargo Advantage Emerging Markets Equity Income Fund	13

Investment income
Dividends*	$897,327
Income from affiliated securities	1,436

Total investment income	898,763

Expenses
Advisory fee	256,332
Administration fees
Fund level	11,651
Class A	13,312
Class C	4,362
Administrator Class	7,618
Institutional Class	7,110
Shareholder servicing fees
Class A	12,799
Class C	4,194
Administrator Class	18,556
Distribution fees
Class C	12,583
Custody and accounting fees	36,151
Professional fees	23,000
Registration fees	28,041
Shareholder report expenses	13,180
Trustees’ fees and expenses	4,565
Other fees and expenses	11,282

Total expenses	464,736
Less: Fee waivers and/or expense reimbursements	(118,440)

Net expenses	346,296

Net investment income	552,467

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(1,218,447)
Net change in unrealized gains (losses) on investments	1,269,608

Net realized and unrealized gains (losses) on investments	51,161

Net increase in net assets resulting from operations	$603,628

* Net of foreign dividend withholding taxes in the amount of	$89,832

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Emerging Markets Equity Income Fund	Statement of changes in net assets

	Six months ended April 30, 2014 (unaudited)		Year ended October 31, 2013

Operations
Net investment income		$552,467		$438,933
Net realized gains (losses) on investments		(1,218,447)		1,186,615
Net change in unrealized gains (losses) on investments		1,269,608		232,000

Net increase in net assets resulting from operations		603,628		1,857,548

Distributions to shareholders from
Net investment income
Class A		(103,768)		(90,453)
Class C		(23,103)		(20,531)
Administrator Class		(161,725)		(219,915)
Institutional Class		(175,546)		(182,108)
Net realized gains
Class A		(297,936)		(13,303)
Class C		(99,039)		(11,584)
Administrator Class		(465,603)		(109,120)
Institutional Class		(190,076)		(104,953)

Total distributions to shareholders		(1,516,796)		(751,967)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	575,390	6,194,584	746,532	8,571,764
Class C	231,321	2,556,582	125,397	1,453,061
Administrator Class	755,496	8,164,211	676,110	7,793,914
Institutional Class	3,003,890	31,504,392	34,989	400,626

		48,419,769		18,219,365

Reinvestment of distributions
Class A	36,315	401,082	9,031	103,132
Class C	11,051	122,142	2,819	32,115
Administrator Class	56,504	624,711	28,736	327,844
Institutional Class	29,833	327,590	25,149	287,061

		1,475,525		750,152

Payment for shares redeemed
Class A	(84,786)	(916,554)	(77,227)	(893,304)
Class C	(20,374)	(218,114)	(6,537)	(73,965)
Administrator Class	(315,664)	(3,360,210)	(31,825)	(375,694)
Institutional Class	(938,644)	(10,343,492)	(9)	(105)

		(14,838,370)		(1,343,068)

Net increase in net assets resulting from capital share transactions		35,056,924		17,626,449

Total increase in net assets		34,143,756		18,732,030

Net assets
Beginning of period		30,289,996		11,557,966

End of period		$64,433,752		$30,289,996

Undistributed net investment income		$160,388		$72,063

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Emerging Markets Equity Income Fund	15

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
CLASS A		2013	2012[1]
Net asset value, beginning of period	$11.79	$11.17	$10.00
Net investment income	0.10	0.31	0.13
Net realized and unrealized gains (losses) on investments	(0.51)	0.88	1.15

Total from investment operations	(0.41)	1.19	1.28
Distributions to shareholders from
Net investment income	(0.11)	(0.34)	(0.11)
Net realized gains	(0.37)	(0.23)	0.00

Total distributions to shareholders	(0.48)	(0.57)	(0.11)
Net asset value, end of period	$10.90	$11.79	$11.17
Total return[2]	(3.54)%	10.94%	12.80%
Ratios to average net assets (annualized)
Gross expenses	2.18%	2.88%	4.29%
Net expenses	1.65%	1.65%	1.65%
Net investment income	2.03%	2.64%	2.94%
Supplemental data
Portfolio turnover rate	42%	85%	39%
Net assets, end of period (000s omitted)	$13,745	$8,658	$628

1.	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Emerging Markets Equity Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
CLASS C		2013	2012[1]
Net asset value, beginning of period	$11.79	$11.16	$10.00
Net investment income	0.06	0.22	0.10
Net realized and unrealized gains (losses) on investments	(0.52)	0.89	1.13

Total from investment operations	(0.46)	1.11	1.23
Distributions to shareholders from
Net investment income	(0.07)	(0.25)	(0.07)
Net realized gains	(0.37)	(0.23)	0.00

Total distributions to shareholders	(0.44)	(0.48)	(0.07)
Net asset value, end of period	$10.89	$11.79	$11.16
Total return[2]	(3.92)%	10.11%	12.49%
Ratios to average net assets (annualized)
Gross expenses	2.94%	3.81%	5.03%
Net expenses	2.40%	2.40%	2.41%
Net investment income	1.20%	1.80%	2.24%
Supplemental data
Portfolio turnover rate	42%	85%	39%
Net assets, end of period (000s omitted)	$4,291	$2,028	$562

1.	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Emerging Markets Equity Income Fund	17

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
ADMINISTRATOR CLASS		2013	2012[1]
Net asset value, beginning of period	$11.80	$11.17	$10.00
Net investment income	0.11 [2]	0.32	0.14
Net realized and unrealized gains (losses) on investments	(0.52)	0.89	1.14

Total from investment operations	(0.41)	1.21	1.28
Distributions to shareholders from
Net investment income	(0.11)	(0.35)	(0.11)
Net realized gains	(0.37)	(0.23)	0.00

Total distributions to shareholders	(0.48)	(0.58)	(0.11)
Net asset value, end of period	$10.91	$11.80	$11.17
Total return[3]	(3.47)%	11.13%	12.89%
Ratios to average net assets (annualized)
Gross expenses	2.02%	2.94%	4.14%
Net expenses	1.45%	1.45%	1.45%
Net investment income	2.09%	2.70%	3.17%
Supplemental data
Portfolio turnover rate	42%	85%	39%
Net assets, end of period (000s omitted)	$17,926	$13,527	$5,285

1.	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Emerging Markets Equity Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
INSTITUTIONAL CLASS		2013	2012[1]
Net asset value, beginning of period	$11.79	$11.17	$10.00
Net investment income	0.12	0.34	0.15
Net realized and unrealized gains (losses) on investments	(0.50)	0.89	1.14

Total from investment operations	(0.38)	1.23	1.29
Distributions to shareholders from
Net investment income	(0.13)	(0.38)	(0.12)
Net realized gains	(0.37)	(0.23)	0.00

Total distributions to shareholders	(0.50)	(0.61)	(0.12)
Net asset value, end of period	$10.91	$11.79	$11.17
Total return[2]	(3.26)%	11.32%	12.98%
Ratios to average net assets (annualized)
Gross expenses	1.68%	2.74%	3.92%
Net expenses	1.25%	1.25%	1.25%
Net investment income	3.03%	2.88%	3.39%
Supplemental data
Portfolio turnover rate	42%	85%	39%
Net assets, end of period (000s omitted)	$28,471	$6,077	$5,082

1.	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements (unaudited)	Wells Fargo Advantage Emerging Markets Equity Income Fund	19

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Emerging Markets Equity Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On April 30, 2014, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source

20	Wells Fargo Advantage Emerging Markets Equity Income Fund	Notes to financial statements (unaudited)

at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

Notes to financial statements (unaudited)	Wells Fargo Advantage Emerging Markets Equity Income Fund	21

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of April 30, 2014, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks
Australia	$617,123	$0	$0	$617,123
Bermuda	221,029	0	0	221,029
Brazil	4,646,251	0	0	4,646,251
Chile	526,121	0	0	526,121
China	10,161,486			10,161,486
Cyprus	344,919	0	0	344,919
Czech Republic	1,274,851	0	0	1,274,851
Hong Kong	2,647,317	0	0	2,647,317
Indonesia	1,501,291	0	0	1,501,291
Malaysia	1,528,199	0	0	1,528,199
Mexico	3,893,726	0	0	3,893,726
Panama	656,734	0	0	656,734
Philippines	1,975,331	0	0	1,975,331
Poland	1,764,897	0	0	1,764,897
Russia	1,263,539	2,205,086	0	3,468,625
Singapore	2,416,418	0	0	2,416,418
South Africa	3,754,347	0	0	3,754,347
South Korea	2,636,935	0	0	2,636,935
Taiwan	5,943,809	0	0	5,943,809
Thailand	589,728	0	0	589,728
Turkey	610,529	0	0	610,529
United Kingdom	365,203	0	0	365,203
Preferred stocks
Brazil	2,655,314	0	0	2,655,314
Participation notes	0	3,590,809	0	3,590,809
Short-term investments
Investment companies	3,006,255	0	0	3,006,255
	$55,001,352	$5,795,895	$0	$60,797,247

Transfers in and transfers out are recognized at the end of the reporting period. For the six months ended April 30, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or level 3.

22	Wells Fargo Advantage Emerging Markets Equity Income Fund	Notes to financial statements (unaudited)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 1.10% and declining to 0.95% as the average daily net assets of the Fund increase. For the six months ended April 30, 2014, the advisory fee was equivalent to an annual rate of 1.10% of the Fund’s average daily net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase. Wells Capital Management Singapore, a separately identifiable department of Wells Fargo Bank, N.A. and an indirect wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund. Out of its fees, WellsCap pays Wells Capital Management Singapore a fee for its services as subadviser at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.65% for Class A shares, 2.40% for Class C shares, 1.45% for Administrator Class shares, and 1.25% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the six months ended April 30, 2014, Wells Fargo Funds Distributor, LLC received $6,720 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2014 were $48,687,084 and $18,047,183, respectively.

Notes to financial statements (unaudited)	Wells Fargo Advantage Emerging Markets Equity Income Fund	23

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the six months ended April 30, 2014, the Fund paid $15 in commitment fees.

For the six months ended April 30, 2014, there were no borrowings by the Fund under the agreement.

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

8. SUBSEQUENT DISTRIBUTIONS

On May 23, 2014, the Fund declared distributions from net investment income to shareholders of record on May 22, 2014. The per share amounts payable on May 27, 2014, were as follows:

Net investment income
Class A	$0.03878
Class C	0.03249
Administrator Class	0.04045
Institutional Class	0.04238

On June 24, 2014, the Fund declared distributions from net investment income to shareholders of record on June 23, 2014. The per share amounts payable on June 25, 2014, were as follows:

Net investment income
Class A	$0.04005
Class C	0.03276
Administrator Class	0.04182
Institutional Class	0.04412

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

24	Wells Fargo Advantage Emerging Markets Equity Income Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 853 of the Internal Revenue Code, the following amounts were designated as foreign taxes paid for the fiscal year ended October 31, 2013. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$64,002	$0.0249	47.62%

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Emerging Markets Equity Income Fund	25

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

26	Wells Fargo Advantage Emerging Markets Equity Income Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.
2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Emerging Markets Equity Income Fund	27

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 27-28, 2014 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Emerging Markets Equity Income Fund (the “Fund”), (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management, for the Fund, and (iii) an investment sub-advisory agreement with Wells Capital Management Singapore (“WellsCap Singapore”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreements with WellsCap and WellsCap Singapore (the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted

28	Wells Fargo Advantage Emerging Markets Equity Income Fund	Other information (unaudited)

that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the MSCI Emerging Markets Index (Net), for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to WellsCap and by WellsCap to WellsCap Singapore for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes except the Administrator Class, the Management Rate of which was higher than the average rate of its expense Group. However, the Board noted that the net operating expense ratio of the Fund’s Administrator Class was lower than the median net operating expense ratio of its expense Groups. The Board also viewed favorable the agreed-upon revision to the advisory fee schedule for the Fund that adds an additional breakpoint.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of the total advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Advisers, because their profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on

Other information (unaudited)	Wells Fargo Advantage Emerging Markets Equity Income Fund	29
factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board took into account the agreed-upon revision to the advisory fee schedule for the Fund that adds an additional breakpoint. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and the Sub-Advisers from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable.

30	Wells Fargo Advantage Emerging Markets Equity Income Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

225168 06-14 SA262/SAR262 04-14

Wells Fargo Advantage

Emerging Markets Equity Select Fund

Semi-Annual Report

April 30, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Emerging Markets Equity Select Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates.

Some of the markets that had declined the most during the European debt crisis—such as Italy and Ireland—benefited the most from this stable economic environment, but larger markets such as France and Germany also posted gains.

Dear Valued Shareholder:

We are pleased to provide you with the first shareholder report for the Wells Fargo Advantage Emerging Markets Equity Select Fund covering the period since commencement of operations on November 29, 2013 through April 30, 2014. The period was marked by growing concern about an economic slowdown in China and heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine. The environment created a headwind for many emerging markets, even as continued economic recovery in Europe helped most developed stock markets end the period with gains.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various quantitative easing policies. The U.S. Federal Reserve (Fed) remained a major source of liquidity for market participants around the world. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. At the beginning of the reporting period, the FOMC was still making open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market and was purchasing $45 billion per month in long-term U.S. Treasuries. However, in mid-December 2013, the FOMC announced that it would reduce (or taper) its bond-buying program by $10 billion per month beginning in January 2014. Although the tapering was less aggressive than some investors had feared, the removal of liquidity sparked a sell-off in emerging markets stocks and currencies as investors sold higher-risk assets.

European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In November 2013, the ECB cut its key rate to a historic low of 0.25%. The ECB’s actions helped support moderate year-over-year gross domestic product (GDP) growth in the eurozone.

Most developed regions gained, but emerging and developed Asian markets lagged.

For the five-month period, the MSCI EAFE Index (Net)1, a proxy for developed markets, returned 3.65%, while the MSCI Emerging Markets Index (Net)2 returned -1.54%.

In Europe, economic data continued to show moderate growth, with reported GDP for the 28 countries in the European Union rising by 0.4% in the fourth quarter of 2013 compared with the previous quarter. The unemployment rate remained high but stable at 10.5% in February and March 2014, while inflation remained consistently below a 1% annual rate. Some of the markets that had declined the most during the European debt crisis—such as Italy and Ireland—benefited the most from this stable economic environment, but larger markets such as France and Germany also posted gains. The ongoing turmoil in Ukraine did result in some stock market volatility, but as of the end of the reporting period, most investors believed that it would not result in war.

1.	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. Calculations for EAFE use net dividends, which reflect the deduction of withholding taxes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

2.	The Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) is a free float-adjusted market-capitalization-weighted index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Emerging Markets Equity Select Fund	3

Asian markets posted mixed results, with political issues accounting for many of those differences. In countries such as India and Indonesia, investors were optimistic that upcoming elections might sweep in more reform-minded governments. By contrast, in Japan, the honeymoon for Prime Minister Shinzō Abe appeared to be ending, with investors worrying that his reforms were not taking effect as quickly as originally hoped.

As for China, many of the country’s economic numbers—such as for national production, retail sales, fixed investment, and manufacturing activity—came in below analyst expectations, causing investor concern. In addition, China’s government has allowed a growing number of defaults in the country’s financial system as part of a long-term plan to rein in credit growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to shareholders

The Fund and Wells Fargo Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Fund, to select or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management or the Fund, except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Fund (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Fund’s assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Fund and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Fund. In the event that a new subadviser is hired pursuant to the Multi-manager Structure, the Fund is required to provide notice to shareholders within 90 days.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

4	Wells Fargo Advantage Emerging Markets Equity Select Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Yi (Jerry) Zhang, PhD, CFA

Derrick Irwin, CFA

Richard Peck, CFA1

Average annual total returns (%) as of April 30, 2014

		Including sales charge	Excluding sales charge	Expense ratios[2] (%)
	Inception date	Since inception	Since inception	Gross	Net[3]
Class A (WEMSX)	11-29-2013	(7.14)	(1.48)	1.97	1.65
Class C (WEMQX)	11-29-2013	(2.72)	(1.74)	2.72	2.40
Class R6 (WEMRX)	11-29-2013	–	(1.23)	1.49	1.15
Administrator Class (WEMEX)	11-29-2013	–	(1.36)	1.81	1.45
Institutional Class (WEMTX)	11-29-2013	–	(1.34)	1.54	1.20
MSCI Emerging Markets Index (Net)[4]	–	–	(1.54)	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to regional risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Emerging Markets Equity Select Fund	5

Ten largest equity holdings[5] (%) as of April 30, 2014
Taiwan Semiconductor Manufacturing Company Limited ADR	4.71
Samsung Electronics Company Limited	4.46
Banco Bradesco SA ADR	2.55
China Mobile Limited	2.30
Fomento Economico Mexicano SAB de CV ADR	2.20
Lojas Americanas SA	1.99
Ambev SA ADR	1.90
Reliance Industries Limited GDR	1.88
China Life Insurance Company Limited	1.77
Wal-Mart de Mexico SAB de CV	1.74

Sector distribution[6] as of April 30, 2014

1.	Effective May 2, 2014, Richard Peck became a portfolio manager of the Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through February 28, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) is a free float-adjusted market-capitalization-weighted index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

5.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified. Top holdings typically include the underlying ordinary shares combined with any depositary receipts.

6.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Emerging Markets Equity Select Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2013 to April 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11-1-2013	Ending account value 4-30-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$985.24	$8.12	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.61	$8.25	1.65%
Class C
Actual	$1,000.00	$982.64	$11.80	2.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,012.89	$11.98	2.40%
Class R6
Actual	$1,000.00	$987.69	$5.67	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76	1.15%
Administrator Class
Actual	$1,000.00	$986.44	$7.14	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25	1.45%
Institutional Class
Actual	$1,000.00	$986.65	$5.91	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01	1.20%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage Emerging Markets Equity Select Fund	7

Security name	Shares	Value

Common Stocks: 87.51%

Argentina: 0.32%
MercadoLibre Incorporated (Information Technology, Internet Software & Services)	170	$15,856

Brazil: 12.33%
All America Latina Logistica SA (Industrials, Road & Rail)	13,500	53,461
Ambev SA ADR (Consumer Staples, Beverages)	13,000	94,250
Banco Bradesco SA ADR (Financials, Banks)	8,500	126,395
BM&F Bovespa SA (Financials, Diversified Financial Services)	11,000	56,239
BRF Brasil Foods SA ADR (Consumer Staples, Food Products)	1,300	29,380
CCR SA (Industrials, Transportation Infrastructure)	2,000	15,652
CETIP SA (Financials, Capital Markets)	4,500	57,336
Lojas Renner SA (Consumer Discretionary, Multiline Retail)	1,500	44,131
Multiplan Empreendimentos Imobiliarios SA (Financials, Real Estate Management & Development)	1,600	35,362
Petroleo Brasileiro SA ADR (Energy, Oil, Gas & Consumable Fuels)	5,000	69,400
Vale SA ADR (Materials, Metals & Mining)	2,200	29,084

		610,690

Chile: 1.52%
Banco Santander Chile SA ADR (Financials, Banks)	1,700	41,259
SACI Falabella (Consumer Discretionary, Multiline Retail)	4,000	34,027

		75,286

China: 15.05%
Baidu Incorporated ADR (Information Technology, Internet Software & Services) †	200	30,770
China Life Insurance Company Limited (Financials, Insurance)	34,000	87,621
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	12,000	114,073
CNOOC Limited (Energy, Oil, Gas & Consumable Fuels)	51,000	84,332
Ctrip.com International Limited ADR (Consumer Discretionary, Internet & Catalog Retail) †	1,000	46,740
Hengan International Group Company Limited (Consumer Staples, Personal Products)	5,000	52,657
New Oriental Education & Technology Group Incorporated (Consumer Discretionary, Diversified Consumer Services)	1,900	45,980
PetroChina Company Limited (Energy, Oil, Gas & Consumable Fuels)	30,000	34,748
SINA Corporation (Information Technology, Internet Software & Services) †	1,660	79,348
Sun Art Retail Group Limited (Consumer Staples, Food & Staples Retailing)	26,000	33,871
Tingyi Holding Corporation (Consumer Staples, Food Products)	22,000	61,151
Tsingtao Brewery Company Limited (Consumer Staples, Beverages)	8,000	58,249
Weibo Corporation ADR (Information Technology, Internet Software & Services) †	800	15,648

		745,188

Colombia: 0.81%
Bancolombia SA ADR (Financials, Banks)	700	39,851

Hong Kong: 2.61%
AIA Group Limited (Financials, Insurance)	13,600	65,957
Belle International Holdings Limited (Consumer Discretionary, Specialty Retail)	61,000	63,180

		129,137

India: 5.00%
HDFC Bank Limited ADR (Financials, Banks)	1,500	60,075
ICICI Bank Limited ADR (Financials, Banks)	1,400	59,738

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Advantage Emerging Markets Equity Select Fund	Portfolio of investments—April 30, 2014 (unaudited)

Security name	Shares	Value

India (continued)
Infosys Technologies Limited ADR (Information Technology, IT Services)	650	$34,912
Reliance Industries Limited GDR (Energy, Oil, Gas & Consumable Fuels)144A	3,000	93,000

		247,725

Indonesia: 1.97%
PT Astra International Tbk (Consumer Discretionary, Automobiles)	40,000	25,689
PT Bank Central Asia Tbk (Financials, Banks)	25,000	23,786
PT Matahari Department Store Tbk (Consumer Discretionary, Multiline Retail) †	10,000	12,974
PT Telekomunikasi Indonesia Tbk (Telecommunication Services, Diversified Telecommunication Services)	180,000	35,264

		97,713

Malaysia: 1.63%
Genting Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	11,000	33,012
Genting Malaysia Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	19,000	24,554
Sime Darby Bhd (Industrials, Industrial Conglomerates)	8,000	23,127

		80,693

Mexico: 11.61%
America Movil SAB de CV ADR (Telecommunication Services, Wireless Telecommunication Services)	3,800	76,304
Cemex SAB de CV ADR (Materials, Construction Materials) †	5,200	65,728
Fibra Uno Administracion SAB de CV (Financials, REITs)	17,500	57,371
Fomento Economico Mexicano SAB de CV ADR (Consumer Staples, Beverages)	1,200	108,924
Grupo Financiero Banorte SAB de CV (Financials, Banks)	11,000	73,057
Grupo Financiero Santander SAB de CV ADR (Financials, Banks)	2,000	23,800
Grupo Sanborns SA de CV (Consumer Discretionary, Multiline Retail)	5,000	8,312
Grupo Televisa SAB ADR (Consumer Discretionary, Media)	2,300	75,463
Wal-Mart de Mexico SAB de CV (Consumer Staples, Food & Staples Retailing)	34,000	86,022

		574,981

Peru: 0.45%
Compania de Minas Buenaventura SA ADR (Materials, Metals & Mining)	1,700	22,100

Philippines: 1.05%
Ayala Corporation (Financials, Diversified Financial Services)	1,500	20,996
Metropolitan Bank & Trust Company (Financials, Banks)	6,000	11,400
SM Investments Corporation (Industrials, Industrial Conglomerates)	1,200	19,515

		51,911

Russia: 4.83%
Lukoil ADR (Energy, Oil, Gas & Consumable Fuels)	1,200	63,420
Magnit (Consumer Staples, Food & Staples Retailing) (a)	200	39,684
Mobile Telesystems ADR (Telecommunication Services, Wireless Telecommunication Services)	3,500	58,660
Sberbank of Russia ADR (Financials, Banks)	4,000	33,528
Yandex NV Class A (Information Technology, Internet Software & Services) †	1,650	43,725

		239,017

South Africa: 5.43%
AngloGold Ashanti Limited ADR (Materials, Metals & Mining)	1,500	27,150

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage Emerging Markets Equity Select Fund	9

Security name		Shares	Value

South Africa (continued)
Impala Platinum Holdings Limited (Materials, Metals & Mining)		1,300	$14,630
MTN Group Limited (Telecommunication Services, Wireless Telecommunication Services)		2,500	50,095
Sasol Limited (Energy, Oil, Gas & Consumable Fuels)		400	22,443
Shoprite Holdings Limited (Consumer Staples, Food & Staples Retailing)		3,300	55,109
Standard Bank Group Limited (Financials, Banks)		2,500	32,812
Tiger Brands Limited (Consumer Staples, Food Products)		2,500	66,808

			269,047

South Korea: 8.68%
KT Corporation ADR (Telecommunication Services, Diversified Telecommunication Services)		4,000	63,640
KT&G Corporation (Consumer Staples, Tobacco)		1,000	80,132
Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)		170	220,952
Samsung Life Insurance Company Limited (Financials, Insurance)		700	65,102

			429,826

Taiwan: 7.67%
Far Eastern New Century Corporation (Industrials, Industrial Conglomerates)		21,000	21,488
Media Tek Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)		2,000	31,260
President Chain Store Corporation (Consumer Staples, Food & Staples Retailing)		4,000	29,737
Taiwan Semiconductor Manufacturing Company Limited ADR (Information Technology, Semiconductors & Semiconductor Equipment)		11,600	233,160
Uni-President Enterprises Corporation (Consumer Staples, Food Products)		38,000	64,302

			379,947

Thailand: 4.43%
Bangkok Bank PCL (Financials, Banks)		5,000	29,203
PTT Exploration & Production PCL ADR (Energy, Oil, Gas & Consumable Fuels)		7,000	34,502
PTT PCL (Energy, Oil, Gas & Consumable Fuels)		4,000	38,566
Siam Commercial Bank PCL (Financials, Banks)		12,000	60,445
Thai Beverage PCL (Consumer Staples, Beverages)		120,000	56,473

			219,189

Turkey: 0.72%
Anadolu Efes Biracilik Ve Malt Sanayii AS (Consumer Staples, Beverages)		3,000	35,874

United Kingdom: 1.40%
Standard Chartered plc (Financials, Banks)		3,200	69,238

Total Common Stocks (Cost $4,433,991)			4,333,269

	Dividend yield
Preferred Stocks: 1.99%

Brazil: 1.99%
Lojas Americanas SA (Consumer Discretionary, Multiline Retail) ±	0.56%	13,000	98,473

Total Preferred Stocks (Cost $87,412)			98,473

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Emerging Markets Equity Select Fund	Portfolio of investments—April 30, 2014 (unaudited)

Security name		Shares	Value

Investment Companies: 2.87%

United States: 2.87%
iShares MSCI South Korea Capped ETF		1,100	$68,805
iShares MSCI Taiwan ETF		5,000	73,200

Total Investment Companies (Cost $141,015)			142,005

	Yield
Short-Term Investments: 5.72%

Investment Companies: 5.72%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%	283,364	283,364

Total Short-Term Investments (Cost $283,364)			283,364

Total investments in securities
(Cost $4,945,782) *	98.09%	4,857,111
Other assets and liabilities, net	1.91	94,672

Total net assets	100.00%	$4,951,783

†	Non-income-earning security

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

±	Variable rate investment. The interest rate shown is the rate in effect at period end.

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $4,945,782 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$213,832
Gross unrealized depreciation	(302,503)

Net unrealized depreciation	$(88,671)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—April 30, 2014 (unaudited)	Wells Fargo Advantage Emerging Markets Equity Select Fund	11

Assets
Investments
In unaffiliated securities, at value (see cost below)	$4,573,747
In affiliated securities, at value (see cost below)	283,364

Total investments, at value (see cost below)	4,857,111
Foreign currency, at value (see cost below)	26,521
Receivable for dividends	11,689
Receivable from adviser	15,983
Prepaid expenses and other assets	64,160

Total assets	4,975,464

Liabilities
Payable for investments purchased	5,186
Distribution fees payable	152
Due to other related parties	570
Custodian and accounting fees payable	2,226
Professional fees payable	15,547

Total liabilities	23,681

Total net assets	$4,951,783

NET ASSETS CONSIST OF
Paid-in capital	$5,031,244
Undistributed net investment income	248
Accumulated net realized gains on investments	9,287
Net unrealized losses on investments	(88,996)

Total net assets	$4,951,783

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$265,484
Shares outstanding – Class A	27,007
Net asset value per share – Class A	$9.83
Maximum offering price per share – Class A2	$10.43
Net assets – Class C	$245,561
Shares outstanding – Class C	25,042
Net asset value per share – Class C	$9.81
Net assets – Class R6	$1,480,956
Share outstanding – Class R6	150,410
Net asset value per share – Class R6	$9.85
Net assets – Administrator Class	$1,479,130
Shares outstanding – Administrator Class	150,372
Net asset value per share – Administrator Class	$9.84
Net assets – Institutional Class	$1,480,652
Shares outstanding – Institutional Class	150,403
Net asset value per share – Institutional Class	$9.84

Investments in unaffiliated securities, at cost	$4,662,418

Investments in affiliated securities, at cost	$283,364

Total investments, at cost	$4,945,782

Foreign currency, at cost	$26,836

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Emerging Markets Equity Select Fund	Statement of operations—period ended April 30, 2014[1] (unaudited)

Investment income
Dividends*	$39,438
Income from affiliated securities	114

Total investment income	39,552

Expenses
Advisory fee	19,801
Administration fees
Fund level	990
Class A	267
Class C	256
Class R6	178
Administrator Class	593
Institutional Class	474
Shareholder servicing fees
Class A	257
Class C	247
Administrator Class	1,481
Distribution fees
Class C	740
Custody and accounting fees	8,225
Professional fees	21,986
Registration fees	36,911
Shareholder report expenses	14,025
Trustees’ fees and expenses	5,205
Other fees and expenses	6,454

Total expenses	118,090
Less: Fee waivers and/or expense reimbursements	(91,498)

Net expenses	26,592

Net investment income	12,960

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	9,287
Net change in unrealized gains (losses) on investments	(88,996)

Net realized and unrealized gains (losses) on investments	(79,709)

Net decrease in net assets resulting from operations	$(66,749)

* Net of foreign dividend withholding taxes in the amount of	$4,170

1.	For the period from November 29, 2013 (commencement of class operations) to April 30, 2014

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Emerging Markets Equity Select Fund	13

	Period ended April 30, 2014[1] (unaudited)

Operations
Net investment income		$12,960
Net realized gains on investments		9,287
Net change in unrealized gains (losses) on investments		(88,996)

Net decrease in net assets resulting from operations		(66,749)

Distributions to shareholders from
Net investment income
Class A		(570)
Class C		(414)
Class R6		(4,056)
Administrator Class		(3,679)
Institutional Class		(3,993)

Total distributions to shareholders		(12,712)

Capital share transactions	Shares
Proceeds from shares sold
Class A	26,949	268,532
Class C	25,000	250,000
Class R6	150,000	1,500,000
Administrator Class	150,000	1,500,000
Institutional Class	150,000	1,500,000

		5,018,532

Reinvestment of distributions
Class A	58	570
Class C	42	414
Class R6	410	4,056
Administrator Class	372	3,679
Institutional Class	403	3,993

		12,712

Net increase in net assets resulting from capital share transactions		5,031,244

Total increase in net assets		4,951,783

Net assets
Beginning of period		0

End of period		$4,951,783

Undistributed net investment income		$248

1.	For the period from November 29, 2013 (commencement of class operations) to April 30, 2014

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Emerging Markets Equity Select Fund	Financial highlights

(For a share outstanding throughout the period)

Period ended April 30, 2014[1] (unaudited)
CLASS A
Net asset value, beginning of period	$10.00
Net investment income	0.01
Net realized and unrealized gains (losses) on investments	(0.16)

Total from investment operations	(0.15)
Distributions to shareholders from
Net investment income	(0.02)
Net asset value, end of period	$9.83
Total return[2]	(1.48)%
Ratios to average net assets (annualized)
Gross expenses	6.26%
Net expenses	1.65%
Net investment income	0.35%
Supplemental data
Portfolio turnover rate	12%
Net assets, end of period (000s omitted)	$265

1.	For the period from November 29, 2013 (commencement of class operations) to April 30, 2014

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Emerging Markets Equity Select Fund	15

(For a share outstanding throughout the period)

Period ended April 30, 2014[1] (unaudited)
CLASS C
Net asset value, beginning of period	$10.00
Net investment loss	(0.02)
Net realized and unrealized gains (losses) on investments	(0.15)

Total from investment operations	(0.17)
Distributions to shareholders from
Net investment income	(0.02)
Net asset value, end of period	$9.81
Total return[2]	(1.74)%
Ratios to average net assets (annualized)
Gross expenses	7.00%
Net expenses	2.40%
Net investment loss	(0.40)%
Supplemental data
Portfolio turnover rate	12%
Net assets, end of period (000s omitted)	$246

1.	For the period from November 29, 2013 (commencement of class operations) to April 30, 2014

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Emerging Markets Equity Select Fund	Financial highlights

(For a share outstanding throughout the period)

Period ended April 30, 2014[1] (unaudited)
CLASS R6
Net asset value, beginning of period	$10.00
Net investment income	0.03
Net realized and unrealized gains (losses) on investments	(0.15)

Total from investment operations	(0.12)
Distributions to shareholders from
Net investment income	(0.03)
Net asset value, end of period	$9.85
Total return[2]	(1.23)%
Ratios to average net assets (annualized)
Gross expenses	5.77%
Net expenses	1.15%
Net investment income	0.85%
Supplemental data
Portfolio turnover rate	12%
Net assets, end of period (000s omitted)	$1,481

1.	For the period from November 29, 2013 (commencement of class operations) to April 30, 2014

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Emerging Markets Equity Select Fund	17

(For a share outstanding throughout the period)

Period ended April 30, 2014[1] (unaudited)
ADMINISTRATOR CLASS
Net asset value, beginning of period	$10.00
Net investment income	0.02
Net realized and unrealized gains (losses) on investments	(0.16)

Total from investment operations	(0.14)
Distributions to shareholders from
Net investment income	(0.02)
Net asset value, end of period	$9.84
Total return[2]	(1.36)%
Ratios to average net assets (annualized)
Gross expenses	6.09%
Net expenses	1.45%
Net investment income	0.55%
Supplemental data
Portfolio turnover rate	12%
Net assets, end of period (000s omitted)	$1,479

1.	For the period from November 29, 2013 (commencement of class operations) to April 30, 2014

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Emerging Markets Equity Select Fund	Financial highlights

(For a share outstanding throughout the period)

Period ended April 30, 2014[1] (unaudited)
INSTITUTIONAL CLASS
Net asset value, beginning of period	$10.00
Net investment income	0.03
Net realized and unrealized gains (losses) on investments	(0.16)

Total from investment operations	(0.13)
Distributions to shareholders from
Net investment income	(0.03)
Net asset value, end of period	$9.84
Total return[2]	(1.34)%
Ratios to average net assets (annualized)
Gross expenses	5.82%
Net expenses	1.20%
Net investment income	0.80%
Supplemental data
Portfolio turnover rate	12%
Net assets, end of period (000s omitted)	$1,481

1.	For the period from November 29, 2013 (commencement of class operations) to April 30, 2014

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements (unaudited)	Wells Fargo Advantage Emerging Markets Equity Select Fund	19

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Emerging Markets Equity Select Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On April 30, 2014 such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source

20	Wells Fargo Advantage Emerging Markets Equity Select Fund	Notes to financial statements (unaudited)

at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes included in net realized and unrealized gains or losses from investments.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the fiscal years since commencement of operations will be subject to examination by the federal and Delaware revenue authorities. The Fund is not subject to examination by federal and state tax authorities for tax years before 2014, the year the Fund commenced operations.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to financial statements (unaudited)	Wells Fargo Advantage Emerging Markets Equity Select Fund	21

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of April 30, 2014, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks
Argentina	$15,856	$0	$0	$15,856
Brazil	610,690	0	0	610,690
Chile	75,286	0	0	75,286
China	745,188	0	0	745,188
Colombia	39,851	0	0	39,851
Hong Kong	129,137	0	0	129,137
India	247,725	0	0	247,725
Indonesia	97,713	0	0	97,713
Malaysia	80,693	0	0	80,693
Mexico	574,981	0	0	574,981
Peru	22,100	0	0	22,100
Philippines	51,911	0	0	51,911
Russia	199,333	39,684	0	239,017
South Africa	269,047	0	0	269,047
South Korea	429,826	0	0	429,826
Taiwan	379,947	0	0	379,947
Thailand	219,189	0	0	219,189
Turkey	35,874	0	0	35,874
United Kingdom	69,238	0	0	69,238
Preferred stocks
Brazil	98,473	0	0	98,473
Investment companies
United States	142,005	0	0	142,005
Short-term investments
Investment companies	283,364	0	0	283,364
	$4,817,427	$39,684	$0	$4,857,111

Transfers in and transfers out are recognized at the end of the reporting period. For the period ended April 30, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 1.00% and declining to 0.90% as the average daily net assets of the Fund increase. For the period from November 29, 2013 to April 30, 2014, the advisory fee was equivalent to an annual rate of 1.00% of the Fund’s average daily net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.60% and declining to 0.425% as the average daily net assets of the Fund increase.

22	Wells Fargo Advantage Emerging Markets Equity Select Fund	Notes to financial statements (unaudited)

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.65% for Class A shares, 2.40% for Class C shares, 1.15% for Class R6 shares, 1.45% for Administrator Class shares, and 1.20% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the period from November 29, 2013 to April 30, 2014, Wells Fargo Funds Distributor, LLC received $73 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the period from November 29, 2013 to April 30, 2014 were $5,157,379 and $504,795, respectively.

6. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Other information (unaudited)	Wells Fargo Advantage Emerging Markets Equity Select Fund	23

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24	Wells Fargo Advantage Emerging Markets Equity Select Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Emerging Markets Equity Select Fund	25

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

26	Wells Fargo Advantage Emerging Markets Equity Select Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 27-28, 2014 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Emerging Markets Equity Select Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board acknowledged that the Fund is newly formed and has no performance record. The Board noted that it considered the performance of other accounts managed by the Sub-Adviser utilizing an investment style and strategy similar to that of the Fund when the Board initially approved the Advisory Agreements for the Fund at an in-person meeting of the Board held on August 13-14, 2013, including how such accounts performed in relation to the Fund’s benchmark index. The Board noted that it would have the opportunity to review performance information relating to the Fund on an on-going basis and in connection with future annual reviews of advisory agreements.

Other information (unaudited)	Wells Fargo Advantage Emerging Markets Equity Select Fund	27

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were equal to, lower than or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups, except for Class A, the Management Rate of which was higher than its expense Group. However, the Board noted that the net operating expense ratio for Class A was equal to the median net operating expense ratio of its expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

28	Wells Fargo Advantage Emerging Markets Equity Select Fund	Other information (unaudited)

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage Emerging Markets Equity Select Fund	29

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

225169 06-14 SA266/SAR266 04-14

Wells Fargo Advantage

Global Opportunities Fund

Semi-Annual Report

April 30, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Global Opportunities Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates.

Some of the markets that had declined the most during the European debt crisis—such as Italy and Ireland—benefited the most from this stable economic environment, but larger markets such as France and Germany also posted gains.

Dear Valued Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Advantage Global Opportunities Fund for the six-month period that ended April 30, 2014. The period was marked by growing concern about an economic slowdown in China and heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine. The environment created a headwind for many emerging markets, even as continued economic recovery in Europe helped most developed stock markets end the period with gains.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various quantitative easing policies. The U.S. Federal Reserve (Fed) remained a major source of liquidity for market participants around the world. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. At the beginning of the reporting period, the FOMC was still making open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market and was purchasing $45 billion per month in long-term U.S. Treasuries. However, in mid-December 2013, the FOMC announced that it would reduce (or taper) its bond-buying program by $10 billion per month beginning in January 2014. Although the tapering was less aggressive than some investors had feared, the removal of liquidity sparked a sell-off in emerging markets stocks and currencies as investors sold higher-risk assets.

European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In November 2013, the ECB cut its key rate to a historic low of 0.25%. The ECB’s actions helped support moderate year-over-year gross domestic product (GDP) growth in the eurozone.

Most developed regions gained, but emerging and developed Asian markets lagged.

For the six-month period, the MSCI EAFE Index (Net)1, a proxy for developed markets, returned 4.44%, while the MSCI Emerging Markets Index (Net)2 returned -2.98%.

In Europe, economic data continued to show moderate growth, with reported GDP for the 28 countries in the European Union rising by 0.4% in the fourth quarter of 2013 compared with the previous quarter. The unemployment rate remained high but stable at 10.5% in February and March 2014, while inflation remained consistently below a 1% annual rate. Some of the markets that had declined the most during the European debt crisis—such as Italy and Ireland—benefited the most from this stable economic environment, but larger markets such as France and Germany also posted gains. The ongoing turmoil in Ukraine did result in some stock market volatility, but as of the end of the reporting period, most investors believed that it would not result in war.

Asian markets posted mixed results, with political issues accounting for many of those differences. In countries such as India and Indonesia, investors were optimistic that upcoming elections might sweep in more reform-minded

1.	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. Calculations for EAFE use net dividends, which reflect the deduction of withholding taxes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

2.	The Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) is a free float-adjusted market-capitalization-weighted index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Global Opportunities Fund	3

governments. By contrast, in Japan, the honeymoon for Prime Minister Shinzō Abe appeared to be ending, with investors worrying that his reforms were not taking effect as quickly as originally hoped.

As for China, many of the country’s economic numbers—such as national production, retail sales, fixed investment, and manufacturing activity—came in below analyst expectations, causing investor concern. In addition, China’s government has allowed a growing number of defaults in the country’s financial system as part of a long-term plan to rein in credit growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to shareholders

The Fund and Wells Fargo Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Fund, to select or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management or the Fund, except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Fund (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Fund’s assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Fund and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Fund. In the event that a new subadviser is hired pursuant to the Multi-manager Structure, the Fund is required to provide notice to shareholders within 90 days.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

4	Wells Fargo Advantage Global Opportunities Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

James M. Tringas, CFA

Oleg Makhorine

Bryant VanCronkhite, CFA, CPA

Average annual total returns1 (%) as of April 30, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKGAX)	3-16-1988	14.04	16.26	10.09	20.99	17.65	10.75	1.60	1.56
Class B (EKGBX)*	2-1-1993	15.05	16.56	10.19	20.05	16.77	10.19	2.35	2.31
Class C (EKGCX)	2-1-1993	19.06	16.77	9.94	20.06	16.77	9.94	2.35	2.31
Administrator Class (EKGYX)	1-13-1997	–	–	–	21.17	17.87	11.01	1.44	1.41
Institutional Class (EKGIX)	7-30-2010	–	–	–	21.46	18.10	11.11	1.17	1.16
S&P Developed SmallCap Index[4]	–	–	–	–	20.47	19.70	9.78	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to country concentration risk, regional risk and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Global Opportunities Fund	5

Ten largest equity holdings[5] (%) as of April 30, 2014
TreeHouse Foods Incorporated	1.52
Clean Harbors Incorporated	1.46
Forward Air Corporation	1.46
ACI Worldwide Incorporated	1.42
Kadant Incorporated	1.40
Denny’s Corporation	1.39
Franklin Electric Company Incorporated	1.38
Brown & Brown Incorporated	1.32
Mueller Industries Incorporated	1.30
Steris Corporation	1.28

Sector distribution[6] as of April 30, 2014

1.	Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Global Opportunities Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

3.	The Adviser has committed through February 28, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.55% for Class A, 2.30% for Class B, 2.30% for Class C, 1.40% for Administrator Class, and 1.15% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The S&P Developed SmallCap Index is a float-adjusted market capitalization index designed to measure the equity market performance of small capitalization companies located in developed markets. The index is comprised of companies within the bottom 15% of the cumulative market capitalization in developed markets. The index covers all publicly listed equities with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. You cannot invest directly in an index.

5.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified. Top holdings typically include the underlying ordinary shares combined with any depositary receipts.

6.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Global Opportunities Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2013 to April 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11-1-2013	Ending account value 4-30-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,049.76	$7.88	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	$7.75	1.55%
Class B
Actual	$1,000.00	$1,045.64	$11.67	2.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.39	$11.48	2.30%
Class C
Actual	$1,000.00	$1,045.79	$11.67	2.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.39	$11.48	2.30%
Administrator Class
Actual	$1,000.00	$1,050.35	$7.12	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.00	1.40%
Institutional Class
Actual	$1,000.00	$1,051.66	$5.80	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	$5.71	1.14%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage Global Opportunities Fund	7

Security name	Shares	Value

Common Stocks: 94.01%

Australia: 1.25%
SAI Global Limited (Industrials, Professional Services)	450,208	$1,785,899
Tiger Resources Limited (Materials, Metals & Mining) †	6,094,901	2,010,068

		3,795,967

Canada: 2.72%
Capstone Mining Corporation (Materials, Metals & Mining) †	453,355	1,195,380
Cott Corporation (Consumer Staples, Beverages)	138,927	1,128,097
GSI Group Incorporated (Information Technology, Electronic Equipment, Instruments & Components) †	225,042	2,732,010
MBAC Fertilizer Corporation (Materials, Chemicals) †	578,864	290,475
MBAC Fertilizer Corporation – Legend Shares (Materials, Chemicals) †(i)	84,000	42,151
Surge Energy Incorporated (Energy, Oil, Gas & Consumable Fuels)	289,981	1,833,464
Surge Energy Incorporated – Legend Shares (Energy, Oil, Gas & Consumable Fuels) †	41,460	262,139
Transglobe Energy Corporation (Energy, Oil, Gas & Consumable Fuels) †	93,862	731,337

		8,215,053

Denmark: 1.03%
DSV AS (Industrials, Road & Rail)	33,619	1,121,675
Jyske Bank AS (Financials, Banks) †	36,220	1,989,407

		3,111,082

France: 4.15%
ALTEN (Information Technology, IT Services)	62,095	3,168,934
Eutelsat Communications SA (Consumer Discretionary, Media)	75,269	2,582,415
M6 Metropole Television SA (Consumer Discretionary, Media)	85,935	1,840,786
Mersen (Industrials, Electrical Equipment)	53,678	1,716,537
Teleperformance (Industrials, Professional Services)	56,808	3,254,170

		12,562,842

Germany: 4.08%
Amadeus Fire AG (Industrials, Professional Services)	12,783	1,111,952
Deutsche Wohnen AG (Financials, Real Estate Management & Development)	78,014	1,671,654
Gerresheimer AG (Health Care, Life Sciences Tools & Services)	40,158	2,722,424
Hochtief AG (Industrials, Construction & Engineering)	25,214	2,343,352
Software AG (Information Technology, Software)	56,803	2,135,238
TOM TAILOR Holding AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods) †	121,449	2,358,891

		12,343,511

Hong Kong: 0.90%
Luk Fook Holdings International Limited (Consumer Discretionary, Specialty Retail)	298,000	845,614
Sunlight REIT (Financials, REITs)	4,734,000	1,862,349

		2,707,963

Italy: 2.14%
Beni Stabili SpA (Financials, REITs)	1,806,875	1,613,104
Credito Emiliano SpA (Financials, Banks)	154,070	1,577,467
Davide Campari-Milano SpA (Consumer Staples, Beverages)	230,223	1,999,442
Salvatore Ferragamo SpA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	40,818	1,291,703

		6,481,716

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Advantage Global Opportunities Fund	Portfolio of investments—April 30, 2014 (unaudited)

Security name	Shares	Value

Japan: 7.90%
Aeon Delight Company Limited (Industrials, Commercial Services & Supplies)	93,200	$2,052,980
Anritsu Corporation (Information Technology, Electronic Equipment, Instruments & Components)	195,600	2,186,832
Avex Group Holdings Incorporated (Consumer Discretionary, Media)	88,200	1,628,812
Chiba Bank Limited (Financials, Banks)	216,000	1,371,194
FamilyMart Company Limited (Consumer Staples, Food & Staples Retailing)	39,000	1,619,357
Hitachi Chemical Company Limited (Materials, Chemicals)	136,400	2,005,274
Musashi Seimitsu Industry Company Limited (Consumer Discretionary, Auto Components)	113,600	2,503,456
ORIX JREIT Incorporated (Financials, REITs)	1,832	2,329,535
Sumitomo Heavy Industries Limited (Industrials, Machinery)	250,000	1,061,280
Sumitomo Warehouse Company Limited (Industrials, Transportation Infrastructure)	386,000	1,868,929
Taikisha Limited (Industrials, Construction & Engineering)	63,400	1,369,889
Tokyo Ohka Kogyo Company Limited (Materials, Chemicals)	88,155	2,013,419
Toshiba Machine Company Limited (Industrials, Machinery)	420,263	1,882,726

		23,893,683

Netherlands: 2.07%
Arcadis NV (Industrials, Construction & Engineering)	59,359	2,106,556
Nutreco NV (Consumer Staples, Food Products)	46,293	2,148,954
USG People NV (Industrials, Professional Services)	117,264	2,021,375

		6,276,885

Norway: 2.33%
Atea ASA (Information Technology, IT Services)	194,047	2,227,968
Hoegh LNG Holdings Limited (Energy, Oil, Gas & Consumable Fuels) †	281,371	2,745,406
SpareBank 1 SR Bank ASA (Financials, Banks)	215,103	2,080,720

		7,054,094

Portugal: 0.28%
Banco BPI SA (Financials, Banks) †	332,415	852,714

Russia: 0.36%
Sollers OJSC (Consumer Discretionary, Automobiles) (a)	74,291	1,082,815

South Korea: 2.16%
BS Financial Group Incorporated (Financials, Banks)	123,420	1,887,192
Handsome Company Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	38,400	969,941
Hy-Lok Corporation (Industrials, Machinery)	72,062	2,095,677
Kiwoom Securities Company (Financials, Capital Markets)	32,020	1,571,096

		6,523,906

Spain: 0.98%
Prosegur Compania de Seguridad SA (Industrials, Commercial Services & Supplies)	192,298	1,288,569
Viscofan SA (Consumer Staples, Food Products)	31,989	1,666,466

		2,955,035

Sweden: 1.06%
Avanza Bank Holding AB (Financials, Capital Markets)	40,285	1,508,627
Meda AB Class A (Health Care, Pharmaceuticals)	94,956	1,699,867

		3,208,494

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage Global Opportunities Fund	9

Security name	Shares	Value

Switzerland: 1.00%
Aryzta AG (Consumer Staples, Food Products)	16,181	$1,493,815
Dufry AG (Consumer Discretionary, Specialty Retail) †	9,196	1,519,257

		3,013,072

Taiwan: 0.55%
Siliconware Precision Industries Company (Information Technology, Semiconductors & Semiconductor Equipment)	1,142,000	1,673,406

United Kingdom: 11.27%
Ashtead Group plc (Industrials, Trading Companies & Distributors)	97,910	1,445,646
Bovis Homes Group plc (Consumer Discretionary, Household Durables)	276,319	3,687,973
Cambian Group plc (Health Care, Health Care Providers & Services) †	550,000	2,112,609
Catlin Group Limited (Financials, Insurance)	280,183	2,500,126
Consort Medical plc (Health Care, Health Care Equipment & Supplies)	113,369	1,688,255
Debenhams plc (Consumer Discretionary, Multiline Retail)	2,064,583	2,795,644
Devro plc (Consumer Staples, Food Products)	166,368	594,094
Enquest plc (Energy, Oil, Gas & Consumable Fuels) †	777,190	1,801,660
IMI plc (Industrials, Machinery)	66,800	1,691,776
Jupiter Fund Management plc (Financials, Capital Markets)	448,802	2,941,612
Morgan Advanced Materials plc (Industrials, Machinery)	458,759	2,594,804
Oxford Instruments plc (Information Technology, Electronic Equipment, Instruments & Components)	96,928	2,109,489
Perform Group plc (Consumer Discretionary, Media) †	621,758	2,262,267
Savills plc (Financials, Real Estate Management & Development)	151,232	1,532,040
SIG plc (Industrials, Trading Companies & Distributors)	478,228	1,546,247
Taylor Wimpey plc (Consumer Discretionary, Household Durables)	1,579,049	2,802,034

		34,106,276

United States: 47.78%
A. Schulman Incorporated (Materials, Chemicals)	94,911	3,409,203
ACI Worldwide Incorporated (Information Technology, Software) †	75,000	4,286,250
Atwood Oceanics Incorporated (Energy, Energy Equipment & Services) †	15,600	773,136
Bio-Rad Laboratories Incorporated Class A (Health Care, Life Sciences Tools & Services) †	26,900	3,314,349
Brown & Brown Incorporated (Financials, Insurance)	134,222	3,997,131
Cambrex Corporation (Health Care, Life Sciences Tools & Services) †	80,900	1,657,641
CARBO Ceramics Incorporated (Energy, Energy Equipment & Services) «	13,300	1,860,803
Christopher & Banks Corporation (Consumer Discretionary, Specialty Retail) †	233,928	1,459,711
Clean Harbors Incorporated (Industrials, Commercial Services & Supplies) †	73,600	4,416,000
Comstock Resources Incorporated (Energy, Oil, Gas & Consumable Fuels) «	70,140	1,949,892
Delta Apparel Incorporated (Consumer Discretionary, Textiles, Apparel & Luxury Goods) †	102,600	1,562,598
Denny’s Corporation (Consumer Discretionary, Hotels, Restaurants & Leisure) †	622,860	4,198,076
Domino’s Pizza Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	290,956	2,525,024
Douglas Dynamics Incorporated (Industrials, Machinery)	167,902	2,832,507
First Citizens BancShares Incorporated (Financials, Banks)	16,105	3,621,853
Forward Air Corporation (Industrials, Air Freight & Logistics)	99,805	4,414,375
Franklin Electric Company Incorporated (Industrials, Electrical Equipment)	108,162	4,182,625
Guess? Incorporated (Consumer Discretionary, Specialty Retail)	86,200	2,319,642
Haemonetics Corporation (Health Care, Health Care Equipment & Supplies) †	108,100	3,281,916
ICU Medical Incorporated (Health Care, Health Care Equipment & Supplies) †	28,169	1,571,267
Imation Corporation (Information Technology, Technology Hardware, Storage & Peripherals) †	541,188	2,337,932
Innospec Incorporated (Materials, Chemicals)	41,800	1,799,908

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Global Opportunities Fund	Portfolio of investments—April 30, 2014 (unaudited)

Security name		Shares	Value

United States (continued)
Ixia Corporation (Information Technology, Communications Equipment) †		176,000	$2,185,920
JTH Holding Incorporated Class A (Consumer Discretionary, Diversified Consumer Services) «†		78,300	2,129,760
Kadant Incorporated (Industrials, Machinery)		121,673	4,228,137
Krispy Kreme Doughnuts Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure) †		179,300	3,144,922
Lattice Semiconductor Corporation (Information Technology, Semiconductors & Semiconductor Equipment) †		365,700	3,079,194
Macquarie Infrastructure Company LLC (Industrials, Transportation Infrastructure)		51,367	2,954,630
Matthews International Corporation Class A (Consumer Discretionary, Diversified Consumer Services)		69,840	2,818,044
MRC Global Incorporated (Industrials, Trading Companies & Distributors) †		62,483	1,823,879
Mueller Industries Incorporated (Industrials, Machinery)		135,600	3,924,264
Neenah Paper Incorporated (Materials, Paper & Forest Products)		63,350	3,190,940
NetScout Systems Incorporated (Information Technology, Software) †		80,800	3,147,968
Parexel International Corporation (Health Care, Life Sciences Tools & Services) †		54,700	2,480,645
Penn Virginia Corporation (Energy, Oil, Gas & Consumable Fuels) «†		164,700	2,740,608
Pier 1 Imports Incorporated (Consumer Discretionary, Specialty Retail)		78,100	1,426,106
Post Properties Incorporated (Financials, REITs)		62,000	3,113,020
ProAssurance Corporation (Financials, Insurance)		50,100	2,275,542
Progress Software Corporation (Information Technology, Software) †		70,500	1,512,930
Quanex Building Products Corporation (Industrials, Building Products)		75,689	1,425,981
Schweitzer Manduit International Incorporated (Materials, Paper & Forest Products)		77,600	3,386,464
Simpson Manufacturing Company Incorporated (Industrials, Building Products)		116,916	3,833,676
Steel Excel Incorporated (Energy, Energy Equipment & Services) †		59,068	1,913,803
Steris Corporation (Health Care, Health Care Equipment & Supplies)		80,400	3,863,220
Stone Energy Corporation (Energy, Oil, Gas & Consumable Fuels) †		24,564	1,204,864
Thoratec Corporation (Health Care, Health Care Equipment & Supplies) †		22,200	727,716
TIBCO Software Incorporated (Information Technology, Software) †		136,900	2,687,347
TreeHouse Foods Incorporated (Consumer Staples, Food Products) †		61,500	4,602,660
UMB Financial Corporation (Financials, Banks)		43,700	2,565,627
Virtus Investment Partners Incorporated (Financials, Capital Markets) †		13,400	2,478,866
Vishay Intertechnology Incorporated (Information Technology, Electronic Equipment, Instruments & Components)		251,090	3,570,500
WD-40 Company (Consumer Staples, Household Products)		25,400	1,850,136
West Pharmaceutical Services Incorporated (Health Care, Health Care Equipment & Supplies)		57,100	2,476,999

			144,536,207

Total Common Stocks (Cost $238,480,783)			284,394,721

	Dividend yield
Preferred Stocks: 0.25%

Germany: 0.25%
Draegerwerk AG & Company KGAA (Health Care, Health Care Equipment & Supplies)	0.96%	6,444	761,695

Total Preferred Stocks (Cost $796,558)			761,695

Investment Companies: 0.91%

United States: 0.91%
iShares MSCI EAFE Small Cap Index Fund		52,681	2,740,466

Total Investment Companies (Cost $2,733,643)			2,740,466

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage Global Opportunities Fund	11

Security name	Yield	Shares	Value

Short-Term Investments: 11.39%

Investment Companies: 11.39%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)	0.07%	13,853,546	$13,853,546
Wells Fargo Securities Lending Cash Investments, LLC (u)(l)(v)(r)	0.11	20,619,022	20,619,022

Total Short-Term Investments (Cost $34,472,568)			34,472,568

Total investments in securities
(Cost $276,483,552) *	106.56%	322,369,450
Other assets and liabilities, net	(6.56)	(19,845,589)

Total net assets	100.00%	$302,523,861

†	Non-income-earning security

(i)	Illiquid security

«	All or a portion of this security is on loan.

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $277,641,959 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$54,825,003
Gross unrealized depreciation	(10,097,512)

Net unrealized appreciation	$44,727,491

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Global Opportunities Fund	Statement of assets and liabilities—April 30, 2014 (unaudited)

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$287,896,882
In affiliated securities, at value (see cost below)	34,472,568

Total investments, at value (see cost below)	322,369,450
Foreign currency, at value (see cost below)	77,763
Receivable for investments sold	2,420,113
Receivable for Fund shares sold	110,287
Receivable for dividends	714,900
Receivable for securities lending income	16,062
Prepaid expenses and other assets	38,868

Total assets	325,747,443

Liabilities
Payable for investments purchased	1,759,685
Payable for Fund shares redeemed	380,280
Unrealized losses on forward foreign currency contracts	42,504
Payable upon receipt of securities loaned	20,619,022
Advisory fee payable	222,411
Distribution fees payable	38,158
Due to other related parties	69,923
Accrued expenses and other liabilities	91,599

Total liabilities	23,223,582

Total net assets	$302,523,861

NET ASSETS CONSIST OF
Paid-in capital	$228,809,244
Accumulated net investment loss	(285,735)
Accumulated net realized gains on investments	28,153,592
Net unrealized gains on investments	45,846,760

Total net assets	$302,523,861

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$182,533,362
Shares outstanding – Class A	4,102,508
Net asset value per share – Class A	$44.49
Maximum offering price per share – Class A2	$47.20
Net assets – Class B	$15,862,456
Shares outstanding – Class B	443,773
Net asset value per share – Class B	$35.74
Net assets – Class C	$45,262,355
Shares outstanding – Class C	1,259,924
Net asset value per share – Class C	$35.92
Net assets – Administrator Class	$56,696,868
Shares outstanding – Administrator Class	1,236,912
Net asset value per share – Administrator Class	$45.84
Net assets – Institutional Class	$2,168,820
Shares outstanding – Institutional Class	47,306
Net asset value per share – Institutional Class	$45.85

Investments in unaffiliated securities (including securities on loan), at cost	$242,010,984

Investments in affiliated securities, at cost	$34,472,568

Total investments, at cost	$276,483,552

Securities on loan, at value	$19,766,459

Foreign currency, at cost	$77,337

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended April 30, 2014 (unaudited)	Wells Fargo Advantage Global Opportunities Fund	13

Investment income
Dividends*	$2,125,399
Securities lending income, net	61,235
Income from affiliated securities	3,455

Total investment income	2,190,089

Expenses
Advisory fee	1,352,850
Administration fees
Fund level	75,158
Class A	235,333
Class B	23,444
Class C	58,329
Administrator Class	27,272
Institutional Class	865
Shareholder servicing fees
Class A	226,281
Class B	22,543
Class C	56,086
Administrator Class	66,608
Distribution fees
Class B	67,628
Class C	168,257
Custody and accounting fees	49,871
Professional fees	25,630
Registration fees	36,888
Shareholder report expenses	29,851
Trustees’ fees and expenses	4,494
Other fees and expenses	12,553

Total expenses	2,539,941
Less: Fee waivers and/or expense reimbursements	(20,574)

Net expenses	2,519,367

Net investment loss	(329,278)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	29,704,759
Forward foreign currency contract transactions	158,592

Net realized gains on investments	29,863,351

Net change in unrealized gains (losses) on:
Unaffiliated securities	(15,039,453)
Forward foreign currency contract transactions	20,887

Net change in unrealized gains (losses) on investments	(15,018,566)

Net realized and unrealized gains (losses) on investments	14,844,785

Net increase in net assets resulting from operations	$14,515,507

* Net of foreign dividend withholding taxes in the amount of	$131,680

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Global Opportunities Fund	Statement of changes in net assets

	Six months ended April 30, 2014 (unaudited)		Year ended October 31, 2013

Operations
Net investment income (loss)		$(329,278)		$795,129
Net realized gains on investments		29,863,351		27,401,708
Net change in unrealized gains (losses) on investments		(15,018,566)		42,631,128

Net increase in net assets resulting from operations		14,515,507		70,827,965

Distributions to shareholders from
Net investment income
Class A		(1,289,730)		(1,067,960)
Class C		(17,006)		0
Administrator Class		(475,665)		(373,726)
Institutional Class		(23,151)		(14,154)

Total distributions to shareholders		(1,805,552)		(1,455,840)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	210,082	9,179,193	484,022	17,866,296
Class B	3,947	137,904	4,112	121,376
Class C	39,620	1,388,278	155,555	4,623,064
Administrator Class	152,208	6,832,887	377,643	14,366,714
Institutional Class	2,339	105,223	19,455	761,308

		17,643,485		37,738,758

Reinvestment of distributions
Class A	27,164	1,188,435	28,779	974,154
Class C	392	13,875	0	0
Administrator Class	9,728	438,256	9,897	344,916
Institutional Class	514	23,151	383	13,316

		1,663,717		1,332,386

Payment for shares redeemed
Class A	(393,499)	(17,152,277)	(969,493)	(35,467,108)
Class B	(129,186)	(4,546,000)	(231,830)	(6,863,585)
Class C	(78,651)	(2,776,908)	(269,508)	(7,957,078)
Administrator Class	(117,198)	(5,260,801)	(492,106)	(18,398,520)
Institutional Class	(4,369)	(197,373)	(7,895)	(306,596)

		(29,933,359)		(68,992,887)

Net decrease in net assets resulting from capital share transactions		(10,626,157)		(29,921,743)

Total increase in net assets		2,083,798		39,450,382

Net assets
Beginning of period		300,440,063		260,989,681

End of period		$302,523,861		$300,440,063

Undistributed (accumulated) net investment income (loss)		$(285,735)		$1,849,095

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Global Opportunities Fund	15

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
CLASS A		2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$42.68	$33.17	$30.14	$31.91	$24.96	$21.20
Net investment income (loss)	(0.02)[2]	0.16 [2]	0.20 [2]	0.12 [2]	0.07 [2]	0.10 [2]
Net realized and unrealized gains (losses) on investments	2.14	9.58	2.87	(1.89)	6.99	3.74

Total from investment operations	2.12	9.74	3.07	(1.77)	7.06	3.84
Distributions to shareholders from
Net investment income	(0.31)	(0.23)	(0.04)	0.00	(0.11)	(0.08)
Net asset value, end of period	$44.49	$42.68	$33.17	$30.14	$31.91	$24.96
Total return[3]	4.98%	29.50%	10.24%	(5.55)%	28.41%	18.22%
Ratios to average net assets (annualized)
Gross expenses	1.57%	1.59%	1.55%	1.55%	1.66%	1.72%
Net expenses	1.55%	1.55%	1.54%	1.53%	1.63%	1.72%
Net investment income (loss)	(0.09)%	0.43%	0.65%	0.34%	0.25%	0.45%
Supplemental data
Portfolio turnover rate	40%	59%	85%	76%	104%	170%
Net assets, end of period (000s omitted)	$182,533	$181,764	$156,433	$174,937	$212,729	$197,721

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Global Opportunities Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Global Opportunities Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Global Opportunities Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
CLASS B		2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$34.18	$26.58	$24.30	$25.92	$20.33	$17.34
Net investment loss	(0.15)[2]	(0.09)[2]	(0.03)[2]	(0.12)[2]	(0.11)[2]	(0.05)[2]
Net realized and unrealized gains (losses) on investments	1.71	7.69	2.31	(1.50)	5.70	3.04

Total from investment operations	1.56	7.60	2.28	(1.62)	5.59	2.99
Net asset value, end of period	$35.74	$34.18	$26.58	$24.30	$25.92	$20.33
Total return[3]	4.56%	28.54%	9.42%	(6.25)%	27.43%	17.30%
Ratios to average net assets (annualized)
Gross expenses	2.31%	2.34%	2.30%	2.30%	2.41%	2.47%
Net expenses	2.30%	2.30%	2.29%	2.28%	2.38%	2.47%
Net investment loss	(0.87)%	(0.32)%	(0.10)%	(0.43)%	(0.49)%	(0.30)%
Supplemental data
Portfolio turnover rate	40%	59%	85%	76%	104%	170%
Net assets, end of period (000s omitted)	$15,862	$19,446	$21,181	$26,598	$37,752	$34,934

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Global Opportunities Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen Global Opportunities Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Global Opportunities Fund	17

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
CLASS C		2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$34.36	$26.73	$24.43	$26.05	$20.44	$17.44
Net investment loss	(0.15)[2]	(0.09)[2]	(0.03)[2]	(0.11)[2]	(0.11)[2]	(0.05)[2]
Net realized and unrealized gains (losses) on investments	1.72	7.72	2.33	(1.51)	5.72	3.05

Total from investment operations	1.57	7.63	2.30	(1.62)	5.61	3.00
Distributions to shareholders from
Net investment income	(0.01)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$35.92	$34.36	$26.73	$24.43	$26.05	$20.44
Total return[3]	4.58%	28.54%	9.41%	(6.25)%	27.43%	17.33%
Ratios to average net assets (annualized)
Gross expenses	2.32%	2.34%	2.30%	2.30%	2.41%	2.47%
Net expenses	2.30%	2.30%	2.29%	2.28%	2.38%	2.47%
Net investment loss	(0.84)%	(0.31)%	(0.11)%	(0.41)%	(0.50)%	(0.30)%
Supplemental data
Portfolio turnover rate	40%	59%	85%	76%	104%	170%
Net assets, end of period (000s omitted)	$45,262	$44,618	$37,753	$45,135	$52,866	$50,218

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Global Opportunities Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Global Opportunities Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Global Opportunities Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
ADMINISTRATOR CLASS		2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$44.00	$34.21	$31.10	$32.92	$25.73	$21.91
Net investment income	0.02 [2]	0.22 [2]	0.26 [2]	0.15	0.14 [2]	0.16
Net realized and unrealized gains (losses) on investments	2.21	9.86	2.96	(1.93)	7.23	3.85

Total from investment operations	2.23	10.08	3.22	(1.78)	7.37	4.01
Distributions to shareholders from
Net investment income	(0.39)	(0.29)	(0.11)	(0.04)	(0.18)	(0.19)
Net asset value, end of period	$45.84	$44.00	$34.21	$31.10	$32.92	$25.73
Total return[3]	5.03%	29.73%	10.44%	(5.39)%	28.77%	18.45%
Ratios to average net assets (annualized)
Gross expenses	1.40%	1.42%	1.38%	1.37%	1.43%	1.47%
Net expenses	1.40%	1.40%	1.38%	1.36%	1.40%	1.47%
Net investment income	0.07%	0.58%	0.81%	0.53%	0.49%	0.69%
Supplemental data
Portfolio turnover rate	40%	59%	85%	76%	104%	170%
Net assets, end of period (000s omitted)	$56,697	$52,461	$44,360	$49,860	$46,106	$38,977

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Global Opportunities Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Global Opportunities Fund.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Global Opportunities Fund	19

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
INSTITUTIONAL CLASS		2013	2012	2011	2010[1]
Net asset value, beginning of period	$44.05	$34.25	$31.18	$32.94	$28.37
Net investment income	0.09	0.32 [2]	0.36 [2]	0.25	0.04 [2]
Net realized and unrealized gains (losses) on investments	2.20	9.86	2.93	(1.94)	4.53

Total from investment operations	2.29	10.18	3.29	(1.69)	4.57
Distributions to shareholders from
Net investment income	(0.49)	(0.38)	(0.22)	(0.07)	0.00
Net asset value, end of period	$45.85	$44.05	$34.25	$31.18	$32.94
Total return[3]	5.17%	30.06%	10.70%	(5.15)%	16.11%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.16%	1.12%	1.08%	1.22%
Net expenses	1.14%	1.15%	1.12%	1.08%	1.15%
Net investment income	0.32%	0.83%	1.13%	1.18%	0.53%
Supplemental data
Portfolio turnover rate	40%	59%	85%	76%	104%
Net assets, end of period (000s omitted)	$2,169	$2,151	$1,263	$1,486	$12

1.	For the period from July 30, 2010 (commencement of class operations) to October 31, 2010

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Global Opportunities Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Global Opportunities Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On April 30, 2014, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to financial statements (unaudited)	Wells Fargo Advantage Global Opportunities Fund	21

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

22	Wells Fargo Advantage Global Opportunities Fund	Notes to financial statements (unaudited)

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of October 31, 2013, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $67,335 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements (unaudited)	Wells Fargo Advantage Global Opportunities Fund	23

As of April 30, 2014, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks
Australia	$3,795,967	$0	$0	$3,795,967
Canada	8,215,053	0	0	8,215,053
Denmark	3,111,082	0	0	3,111,082
France	12,562,842	0	0	12,562,842
Germany	12,343,511	0	0	12,343,511
Hong Kong	2,707,963	0	0	2,707,963
Italy	6,481,716	0	0	6,481,716
Japan	23,893,683	0	0	23,893,683
Netherlands	6,276,885	0	0	6,276,885
Norway	7,054,094	0	0	7,054,094
Portugal	852,714	0	0	852,714
Russia	0	1,082,815	0	1,082,815
South Korea	6,523,906	0	0	6,523,906
Spain	2,955,035	0	0	2,955,035
Sweden	3,208,494	0	0	3,208,494
Switzerland	3,013,072	0	0	3,013,072
Taiwan	1,673,406	0	0	1,673,406
United Kingdom	34,106,276	0	0	34,106,276
United States	144,536,207	0	0	144,536,207
Preferred stock
Germany	761,695	0	0	761,695
Investment companies
United States	2,740,466	0	0	2,740,466
Short-term investments
Investment companies	13,853,546	20,619,022	0	34,472,568
	$300,667,613	$21,701,837	$0	$322,369,450

As of April 30, 2014, the inputs used in valuing the Fund’s other financial instruments were as follows:

Other financial instruments	Quoted prices (Level 1)	Other significant observable inputs (Level 2)		Significant unobservable inputs (Level 3)	Total
Forward foreign currency contracts	$0	$(42,504	)*	$0	$(42,504)
*	Amount represents the net unrealized losses.

Transfers in and transfers out are recognized at the end of the reporting period. For the six months ended April 30, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.90% and declining to 0.80% as the average daily net assets of the Fund increase. For the six months ended April 30, 2014, the advisory fee was equivalent to an annual rate of 0.90% of the Fund’s average daily net assets.

24	Wells Fargo Advantage Global Opportunities Fund	Notes to financial statements (unaudited)

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.55% for Class A shares, 2.30% for Class B shares, 2.30% for Class C shares, 1.40% for Administrator Class shares, and 1.15% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the six months ended April 30, 2014, Wells Fargo Funds Distributor, LLC received $5,146 from the sale of Class A shares and $247 and $824 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2014 were $116,155,440 and $128,488,125, respectively.

6. DERIVATIVE TRANSACTIONS

During the six months ended April 30, 2014, the Fund entered into forward foreign currency contracts for economic hedging purposes.

At April 30, 2014, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver	U.S. value at April 30, 2014	In exchange for U.S. $	Unrealized losses
6-11-2014	JPMorgan	400,000,000 JPY	$3,913,492	$3,870,988	$(42,504)

The Fund had average contract amounts of $70,423 and $4,296,091 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the six months ended April 30, 2014.

Notes to financial statements (unaudited)	Wells Fargo Advantage Global Opportunities Fund	25

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under the ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities		Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Forward foreign currency contracts	JPMorgan	$42,504	*	$0	$0	$42,504
*	Amount represents net unrealized losses.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the six months ended April 30, 2014, the Fund paid $146 in commitment fees.

For the six months ended April 30, 2014, there were no borrowings by the Fund under the agreement.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

26	Wells Fargo Advantage Global Opportunities Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 853 of the Internal Revenue Code, the following amounts were designated as foreign taxes paid for the fiscal year ended October 31, 2013. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$146,158	0.0198	60.26%

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Global Opportunities Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

28	Wells Fargo Advantage Global Opportunities Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Global Opportunities Fund	29

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 27-28, 2014 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Global Opportunities Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was lower than the average performance of the Universe for all periods under review except for the ten-year period. The Board also noted that the performance of the Fund was lower than its benchmark, the S&P Developed SmallCap Index, for all periods under review except for the ten-year period.

30	Wells Fargo Advantage Global Opportunities Fund	Other information (unaudited)

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and its benchmark for the one-, three- and five-year periods under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during that period noting the recent outperformance of the Fund relative to its benchmark. The Board noted that the Fund underwent a portfolio manager change in 2012. The Board was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to or in range of the median net operating expense ratios of the expense Groups for all share classes.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than or in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage Global Opportunities Fund	31

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

32	Wells Fargo Advantage Global Opportunities Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

225170 06-14 SA239/SAR239 04-14

Wells Fargo Advantage

International Equity Fund

Semi-Annual Report

April 30, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage International Equity Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates.

Some of the markets that had declined the most during the European debt crisis—such as Italy and Ireland—benefited the most from this stable economic environment, but larger markets such as France and Germany also posted gains.

Dear Valued Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Advantage International Equity Fund for the six-month period that ended April 30, 2014. The period was marked by growing concern about an economic slowdown in China and heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine. The environment created a headwind for many emerging markets, even as continued economic recovery in Europe helped most developed stock markets end the period with gains.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various quantitative easing policies. The U.S. Federal Reserve (Fed) remained a major source of liquidity for market participants around the world. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. At the beginning of the reporting period, the FOMC was still making open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market and was purchasing $45 billion per month in long-term U.S. Treasuries. However, in mid-December 2013, the FOMC announced that it would reduce (or taper) its bond-buying program by $10 billion per month beginning in January 2014. Although the tapering was less aggressive than some investors had feared, the removal of liquidity sparked a sell-off in emerging markets stocks and currencies as investors sold higher-risk assets.

European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In November 2013, the ECB cut its key rate to a historic low of 0.25%. The ECB’s actions helped support moderate year-over-year gross domestic product (GDP) growth in the eurozone.

Most developed regions gained, but emerging and developed Asian markets lagged.

For the six-month period, the MSCI EAFE Index (Net)1, a proxy for developed markets, returned 4.44%, while the MSCI Emerging Markets Index (Net)2 returned -2.98%.

In Europe, economic data continued to show moderate growth, with reported GDP for the 28 countries in the European Union rising by 0.4% in the fourth quarter of 2013 compared with the previous quarter. The unemployment rate remained high but stable at 10.5% in February and March 2014, while inflation remained consistently below a 1% annual rate. Some of the markets that had declined the most during the European debt crisis—such as Italy and Ireland—benefited the most from this stable economic environment, but larger markets such as France and Germany also posted gains. The ongoing turmoil in Ukraine did result in some stock market volatility, but as of the end of the reporting period, most investors believed that it would not result in war.

Asian markets posted mixed results, with political issues accounting for many of those differences. In countries such as India and Indonesia, investors were optimistic that

1.	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. Calculations for EAFE use net dividends, which reflect the deduction of withholding taxes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

2.	The Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) is a free float-adjusted market-capitalization-weighted index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage International Equity Fund	3

upcoming elections might sweep in more reform-minded governments. By contrast, in Japan, the honeymoon for Prime Minister Shinzō Abe appeared to be ending, with investors worrying that his reforms were not taking effect as quickly as originally hoped.

As for China, many of the country’s economic numbers—such as national production, retail sales, fixed investment, and manufacturing activity—came in below analyst expectations, causing investor concern. In addition, China’s government has allowed a growing number of defaults in the country’s financial system as part of a long-term plan to rein in credit growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to shareholders

The Fund and Wells Fargo Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Fund, to select or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management or the Fund, except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Fund (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Fund’s assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Fund and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Fund. In the event that a new subadviser is hired pursuant to the Multi-manager Structure, the Fund is required to provide notice to shareholders within 90 days.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

4	Wells Fargo Advantage International Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Jeffrey Everett, CFA

Dale Winner, CFA

Average annual total returns1 (%) as of April 30, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFEAX)	1-20-1998	1.67	9.79	4.69	7.90	11.10	5.30	1.56	1.09
Class B (WFEBX)*	9-6-1979	2.08	9.97	4.78	7.08	10.24	4.78	2.31	1.84
Class C (WFEFX)	3-6-1998	6.03	10.24	4.52	7.03	10.24	4.52	2.31	1.84
Class R (WFERX)	10-10-2003	–	–	–	7.63	10.78	5.05	1.81	1.34
Administrator Class (WFEDX)	7-16-2010	–	–	–	7.86	11.15	5.48	1.40	1.09
Institutional Class (WFENX)	3-9-1998	–	–	–	8.10	11.36	5.58	1.13	0.84
MSCI ACWI ex USA (Net)[4]	–	–	–	–	9.76	12.90	7.61	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage International Equity Fund	5

Ten largest equity holdings[5] (%) as of April 30, 2014
Intesa Sanpaolo SpA	3.50
BP plc	3.49
Zurich Financial Services AG	3.12
ENI SpA	2.99
Daiwa Securities Group Incorporated	2.80
Akzo Nobel NV	2.79
Siemens AG	2.64
Mitsubishi UFJ Financial Group Incorporated	2.63
Wolseley plc	2.59
China Everbright Limited	2.51

Sector distribution[6] as of April 30, 2014

1.	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen International Equity Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through February 28, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Morgan Stanley Capital International All Country World Index ex USA (Net) (MSCI ACWI ex USA (Net)) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

5.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified. Top holdings typically include the underlying ordinary shares combined with any depositary receipts.

6.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage International Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2013 to April 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11-1-2013	Ending account value 4-30-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$984.46	$5.36	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	$5.46	1.09%
Class B
Actual	$1,000.00	$980.47	$9.04	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.67	$9.20	1.84%
Class C
Actual	$1,000.00	$980.15	$9.03	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.67	$9.20	1.84%
Class R
Actual	$1,000.00	$982.73	$6.59	1.34%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$6.71	1.34%
Administrator Class
Actual	$1,000.00	$983.44	$5.36	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	$5.46	1.09%
Institutional Class
Actual	$1,000.00	$985.23	$4.13	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.63	$4.21	0.84%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage International Equity Fund	7

Security name	Shares	Value

Common Stocks: 96.04%

Canada: 2.37%
Valeant Pharmaceuticals International Incorporated (Health Care, Pharmaceuticals) †	36,708	$4,908,227

China: 6.42%
Biostime International Holdings Limited (Consumer Staples, Food Products)	180,000	1,195,674
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	386,000	3,669,339
Dongfeng Motor Group Company Limited (Consumer Discretionary, Automobiles)	2,802,000	3,736,988
Industrial & Commercial Bank of China Limited Class H (Financials, Banks)	4,800,000	2,860,331
Xtep International Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	4,521,715	1,813,830

		13,276,162

Germany: 10.98%
Bayer AG (Health Care, Pharmaceuticals)	30,127	4,179,667
Metro AG (Consumer Staples, Food & Staples Retailing)	125,066	4,997,095
Rheinmetall AG (Industrials, Industrial Conglomerates)	59,439	3,943,777
SAP AG (Information Technology, Software)	51,197	4,122,472
Siemens AG (Industrials, Industrial Conglomerates)	41,361	5,451,305

		22,694,316

Hong Kong: 3.82%
China Everbright Limited (Financials, Capital Markets)	3,878,000	5,182,038
Hengdeli Holdings Limited (Consumer Discretionary, Specialty Retail)	14,138,874	2,717,278

		7,899,316

Italy: 6.49%
ENI SpA (Energy, Oil, Gas & Consumable Fuels)	238,185	6,182,641
Intesa Sanpaolo SpA (Financials, Banks)	2,122,018	7,242,191

		13,424,832

Japan: 19.75%
Asahi Glass Company Limited (Industrials, Building Products)	587,000	3,324,429
Capcom Company Limited (Information Technology, Software)	172,200	2,996,467
Daiwa House Industry Company Limited (Financials, Real Estate Management & Development)	248,000	4,179,625
Daiwa Securities Group Incorporated (Financials, Capital Markets)	773,000	5,784,174
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	457,000	3,249,758
Itochu Corporation (Industrials, Trading Companies & Distributors)	87,000	973,522
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	1,024,300	5,430,338
Mitsui Fudosan Company Limited (Financials, Real Estate Management & Development)	101,000	2,984,506
Mitsui OSK Lines Limited (Industrials, Marine)	979,000	3,265,408
Nitto Denko Corporation (Materials, Chemicals)	94,488	4,075,826
Sharp Corporation (Consumer Discretionary, Household Durables) †	680,000	1,702,744
Toyota Motor Corporation (Consumer Discretionary, Automobiles)	53,400	2,881,150

		40,847,947

Netherlands: 2.80%
Akzo Nobel NV (Materials, Chemicals)	75,081	5,780,037

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Advantage International Equity Fund	Portfolio of investments—April 30, 2014 (unaudited)

Security name		Shares	Value

Norway: 3.36%
Frontline 2012 Limited (Energy, Oil, Gas & Consumable Fuels) 144A		270,139	$2,090,472
Marine Harvest ASA (Consumer Staples, Food Products)		397,032	4,862,461

			6,952,933

Russia: 2.29%
Mobile Telesystems ADR (Telecommunication Services, Wireless Telecommunication Services)		166,531	2,791,060
Sberbank of Russia (Financials, Banks) (a)		953,357	1,940,710

			4,731,770

South Korea: 5.46%
Hana Financial Group Incorporated (Financials, Banks)		93,790	3,299,397
Samsung Electronics Company Limited GDR (Information Technology, Semiconductors & Semiconductor Equipment) 144A		7,232	4,661,024
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)		16,117	3,330,088

			11,290,509

Sweden: 2.10%
Volvo AB Class B (Industrials, Machinery)		275,740	4,346,736

Switzerland: 8.57%
ABB Limited (Industrials, Electrical Equipment)		208,709	5,013,190
Novartis AG (Health Care, Pharmaceuticals)		47,737	4,138,545
Swatch Group AG Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods)		3,317	2,127,538
Zurich Financial Services AG (Financials, Insurance)		22,516	6,449,589

			17,728,862

United Kingdom: 17.70%
BP plc (Energy, Oil, Gas & Consumable Fuels)		856,861	7,222,043
Capita plc (Industrials, Professional Services)		279,667	5,123,256
Debenhams plc (Consumer Discretionary, Multiline Retail)		3,041,355	4,118,287
Man Group plc (Financials, Capital Markets)		3,024,484	5,032,492
Reckitt Benckiser Group plc (Consumer Staples, Household Products)		42,649	3,438,408
Smiths Group plc (Industrials, Industrial Conglomerates)		150,535	3,393,078
Vodafone Group plc ADR (Telecommunication Services, Wireless Telecommunication Services)		77,248	2,932,334
Wolseley plc (Industrials, Trading Companies & Distributors)		92,558	5,346,162

			36,606,060

United States: 3.93%
Apple Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)		6,261	3,694,553
QUALCOMM Incorporated (Information Technology, Communications Equipment)		56,279	4,429,720

			8,124,273

Total Common Stocks (Cost $161,231,245)			198,611,980

	Expiration date
Participation Notes: 0.56%

Singapore: 0.56%
Standard Chartered Bank (Financials, Banks) †	2-15-2015	15,100	395,295
Standard Chartered Bank (Financials, Banks) †	4-24-2015	29,000	759,176

Total Participation Notes (Cost $1,198,213)			1,154,471

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage International Equity Fund	9

Security name	Yield	Shares	Value

Short-Term Investments: 3.94%

Investment Companies: 3.94%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%	6,441,972	$6,441,972
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(v)(r)	0.11	1,711,900	1,711,900

Total Short-Term Investments (Cost $8,153,872)			8,153,872

Total investments in securities
(Cost $170,583,330) *	100.54%	207,920,323
Other assets and liabilities, net	(0.54)	(1,107,778)

Total net assets	100.00%	$206,812,545

†	Non-income-earning security

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $173,096,556 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$46,093,412
Gross unrealized depreciation	(11,269,645)

Net unrealized appreciation	$34,823,767

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage International Equity Fund	Statement of assets and liabilities—April 30, 2014 (unaudited)

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$199,766,451
In affiliated securities, at value (see cost below)	8,153,872

Total investments, at value (see cost below)	207,920,323
Foreign currency, at value (see cost below)	723,302
Receivable for Fund shares sold	461,788
Receivable for dividends	960,223
Receivable for securities lending income	6,026
Prepaid expenses and other assets	38,800

Total assets	210,110,462

Liabilities
Payable for investments purchased	768,239
Payable for Fund shares redeemed	271,462
Unrealized losses on forward foreign currency contracts	239,427
Payable upon receipt of securities loaned	1,711,900
Advisory fee payable	82,850
Distribution fees payable	14,452
Due to other related parties	42,732
Accrued expenses and other liabilities	166,855

Total liabilities	3,297,917

Total net assets	$206,812,545

NET ASSETS CONSIST OF
Paid-in capital	$215,584,853
Undistributed net investment income	3,810,970
Accumulated net realized losses on investments	(49,689,596)
Net unrealized gains on investments	37,106,318

Total net assets	$206,812,545

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$111,772,199
Shares outstanding – Class A	9,689,508
Net asset value per share – Class A	$11.54
Maximum offering price per share – Class A2	$12.24
Net assets – Class B	$5,330,541
Shares outstanding – Class B	474,298
Net asset value per share – Class B	$11.24
Net assets – Class C	$17,365,308
Shares outstanding – Class C	1,529,658
Net asset value per share – Class C	$11.35
Net assets – Class R	$1,730,258
Shares outstanding – Class R	148,286
Net asset value per share – Class R	$11.67
Net assets – Administrator Class	$11,912,264
Shares outstanding – Administrator Class	1,050,253
Net asset value per share – Administrator Class	$11.34
Net assets – Institutional Class	$58,701,975
Shares outstanding – Institutional Class	5,109,370
Net asset value per share – Institutional Class	$11.49
Investments in unaffiliated securities (including securities on loan), at cost	$162,429,458

Investments in affiliated securities, at cost	$8,153,872

Total investments, at cost	$170,583,330

Securities on loan, at value	$1,612,638

Foreign currency, at cost	$720,840

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended April 30, 2014 (unaudited)	Wells Fargo Advantage International Equity Fund	11

Investment income
Dividends*	$5,128,298
Securities lending income, net	49,250
Income from affiliated securities	1,839

Total investment income	5,179,387

Expenses
Advisory fee	901,489
Administration fees
Fund level	53,029
Class A	146,287
Class B	7,751
Class C	21,901
Class R	2,428
Administrator Class	3,686
Institutional Class	27,015
Shareholder servicing fees
Class A	140,661
Class B	7,453
Class C	21,059
Class R	2,335
Administrator Class	8,877
Distribution fees
Class B	22,360
Class C	63,176
Class R	2,335
Custody and accounting fees	42,516
Professional fees	30,350
Registration fees	39,583
Shareholder report expenses	6,646
Trustees’ fees and expenses	3,986
Other fees and expenses	9,530

Total expenses	1,564,453
Less: Fee waivers and/or expense reimbursements	(404,977)

Net expenses	1,159,476

Net investment income	4,019,911

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	2,046,734
Forward foreign currency contract transactions	1,085,009

Net realized gains on investments	3,131,743

Net change in unrealized gains (losses) on:
Unaffiliated securities	(10,023,766)
Forward foreign currency contract transactions	(414,748)

Net change in unrealized gains (losses) on investments	(10,438,514)

Net realized and unrealized gains (losses) on investments	(7,306,771)

Net decrease in net assets resulting from operations	$(3,286,860)

* Net of foreign dividend withholding taxes in the amount of	$215,100

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage International Equity Fund	Statement of changes in net assets

	Six months ended April 30, 2014 (unaudited)		Year ended October 31, 2013

Operations
Net investment income		$4,019,911		$5,196,188
Net realized gains on investments		3,131,743		14,946,140
Net change in unrealized gains (losses) on investments		(10,438,514)		37,934,015

Net increase (decrease) in net assets resulting from operations		(3,286,860)		58,076,343

Distributions to shareholders from
Net investment income
Class A		(2,501,559)		(3,098,267)
Class B		(86,510)		(154,513)
Class C		(245,790)		(326,365)
Class R		(13,984)		(50,218)
Administrator Class		(102,289)		(96,415)
Institutional Class		(1,898,103)		(3,727,082)

Total distributions to shareholders		(4,848,235)		(7,452,860)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	912,156	10,677,913	980,044	10,332,997
Class B	2,057	23,109	5,575	57,185
Class C	209,160	2,398,916	44,038	450,351
Class R	25,553	302,774	67,899	728,584
Administrator Class	761,505	8,763,798	139,875	1,492,787
Institutional Class	233,593	2,724,720	1,081,036	11,762,888

		24,891,230		24,824,792

Reinvestment of distributions
Class A	183,571	2,204,689	277,238	2,736,335
Class B	7,028	82,440	14,857	143,218
Class C	18,292	216,764	28,843	281,219
Class R	467	5,680	2,608	25,768
Administrator Class	6,202	73,240	6,902	67,021
Institutional Class	100,489	1,200,840	152,962	1,503,617

		3,783,653		4,757,178

Payment for shares redeemed
Class A	(1,072,681)	(12,615,535)	(3,283,885)	(34,749,891)
Class B	(120,784)	(1,379,662)	(311,172)	(3,212,307)
Class C	(144,232)	(1,678,028)	(376,461)	(3,946,106)
Class R	(64,528)	(768,195)	(108,985)	(1,145,015)
Administrator Class	(52,963)	(612,530)	(175,747)	(1,866,621)
Institutional Class	(2,162,784)	(25,472,895)	(8,463,157)	(89,712,701)

		(42,526,845)		(134,632,641)

Net decrease in net assets resulting from capital share transactions		(13,851,962)		(105,050,671)

Total decrease in net assets		(21,987,057)		(54,427,188)

Net assets
Beginning of period		228,799,602		283,226,790

End of period		$206,812,545		$228,799,602

Undistributed net investment income		$3,810,970		$4,639,294

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage International Equity Fund	13

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
CLASS A		2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$11.98	$9.77	$9.82	$10.41	$9.14	$8.54
Net investment income	0.23	0.21	0.25	0.17	0.09 [2]	0.17
Net realized and unrealized gains (losses) on investments	(0.41)	2.27	(0.09)	(0.75)	1.42	0.69

Total from investment operations	(0.18)	2.48	0.16	(0.58)	1.51	0.86
Distributions to shareholders from
Net investment income	(0.26)	(0.27)	(0.21)	(0.01)	(0.24)	(0.26)
Net asset value, end of period	$11.54	$11.98	$9.77	$9.82	$10.41	$9.14
Total return[3]	(1.55)%	25.99%	1.83%	(5.62)%	16.90%	10.55%
Ratios to average net assets (annualized)
Gross expenses	1.54%	1.56%	1.53%	1.46%	1.19%	1.08%
Net expenses	1.09%	1.09%	1.09%	1.09%	1.07%	1.08%
Net investment income	3.87%	2.03%	2.49%	1.55%	0.91%	2.16%
Supplemental data
Portfolio turnover rate	10%	38%	115%	44%	42%	203%
Net assets, end of period (000s omitted)	$111,772	$115,821	$114,219	$162,954	$216,096	$255,075

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen International Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen International Equity Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage International Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
CLASS B		2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$11.62	$9.47	$9.48	$10.12	$8.81	$8.18
Net investment income	0.17 [2]	0.13 [2]	0.16 [2]	0.08 [2]	0.01 [2]	0.11 [2]
Net realized and unrealized gains (losses) on investments	(0.39)	2.21	(0.07)	(0.72)	1.41	0.66

Total from investment operations	(0.22)	2.34	0.09	(0.64)	1.42	0.77
Distributions to shareholders from
Net investment income	(0.16)	(0.19)	(0.10)	0.00	(0.11)	(0.14)
Net asset value, end of period	$11.24	$11.62	$9.47	$9.48	$10.12	$8.81
Total return[3]	(1.95)%	25.07%	0.99%	(6.32)%	16.15%	9.64%
Ratios to average net assets (annualized)
Gross expenses	2.28%	2.31%	2.28%	2.21%	1.94%	1.83%
Net expenses	1.84%	1.84%	1.84%	1.84%	1.82%	1.83%
Net investment income	2.99%	1.27%	1.67%	0.77%	0.15%	1.45%
Supplemental data
Portfolio turnover rate	10%	38%	115%	44%	42%	203%
Net assets, end of period (000s omitted)	$5,331	$6,810	$8,303	$12,873	$20,450	$22,300

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen International Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen International Equity Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage International Equity Fund	15

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
CLASS C		2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$11.75	$9.58	$9.59	$10.24	$8.93	$8.27
Net investment income	0.18 [2]	0.14 [2]	0.16 [2]	0.06	0.01 [2]	0.07 [2]
Net realized and unrealized gains (losses) on investments	(0.41)	2.22	(0.07)	(0.71)	1.41	0.72

Total from investment operations	(0.23)	2.36	0.09	(0.65)	1.42	0.79
Distributions to shareholders from
Net investment income	(0.17)	(0.19)	(0.10)	0.00	(0.11)	(0.13)
Net asset value, end of period	$11.35	$11.75	$9.58	$9.59	$10.24	$8.93
Total return[3]	(1.98)%	25.05%	1.08%	(6.35)%	16.13%	9.62%
Ratios to average net assets (annualized)
Gross expenses	2.29%	2.31%	2.28%	2.21%	1.94%	1.83%
Net expenses	1.84%	1.84%	1.84%	1.84%	1.82%	1.83%
Net investment income	3.19%	1.30%	1.72%	0.79%	0.16%	1.39%
Supplemental data
Portfolio turnover rate	10%	38%	115%	44%	42%	203%
Net assets, end of period (000s omitted)	$17,365	$16,997	$16,760	$22,578	$30,439	$36,718

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen International Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen International Equity Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage International Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
CLASS R		2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$11.96	$9.75	$9.79	$10.40	$9.13	$8.51
Net investment income	0.19 [2]	0.18 [2]	0.20 [1]	0.14 [2]	0.06 [2]	0.14
Net realized and unrealized gains (losses) on investments	(0.39)	2.27	(0.06)	(0.75)	1.42	0.71

Total from investment operations	(0.20)	2.45	0.14	(0.61)	1.48	0.85
Distributions to shareholders from
Net investment income	(0.09)	(0.24)	(0.18)	0.00	(0.21)	(0.23)
Net asset value, end of period	$11.67	$11.96	$9.75	$9.79	$10.40	$9.13
Total return[3]	(1.73)%	25.68%	1.58%	(5.87)%	16.58%	10.13%
Ratios to average net assets (annualized)
Gross expenses	1.79%	1.81%	1.78%	1.71%	1.45%	1.33%
Net expenses	1.34%	1.34%	1.34%	1.34%	1.33%	1.33%
Net investment income	3.25%	1.72%	2.11%	1.31%	0.66%	1.79%
Supplemental data
Portfolio turnover rate	10%	38%	115%	44%	42%	203%
Net assets, end of period (000s omitted)	$1,730	$2,234	$2,196	$3,050	$4,066	$3,811

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen International Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class R of Evergreen International Equity Fund.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage International Equity Fund	17

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
ADMINISTRATOR CLASS		2013	2012	2011	2010[1]
Net asset value, beginning of period	$11.79	$9.62	$9.67	$10.28	$8.82
Net investment income	0.29	0.22	0.25	0.16	0.01
Net realized and unrealized gains (losses) on investments	(0.47)	2.22	(0.09)	(0.74)	1.45

Total from investment operations	(0.18)	2.44	0.16	(0.58)	1.46
Distributions to shareholders from
Net investment income	(0.27)	(0.27)	(0.21)	(0.03)	0.00
Net asset value, end of period	$11.34	$11.79	$9.62	$9.67	$10.28
Total return[2]	(1.66)%	26.00%	1.88%	(5.68)%	16.55%
Ratios to average net assets (annualized)
Gross expenses	1.36%	1.37%	1.36%	1.25%	1.36%
Net expenses	1.09%	1.09%	1.09%	1.09%	1.09%
Net investment income	4.97%	2.08%	2.52%	1.58%	0.32%
Supplemental data
Portfolio turnover rate	10%	38%	115%	44%	42%
Net assets, end of period (000s omitted)	$11,912	$3,955	$3,505	$3,436	$89

1.	For the period from July 16, 2010 (commencement of class operations) to October 31, 2010

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage International Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
INSTITUTIONAL CLASS		2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$11.96	$9.76	$9.83	$10.42	$9.17	$8.59
Net investment income	0.22 [2]	0.24 [2]	0.37	0.19 [2]	0.11 [2]	0.21
Net realized and unrealized gains (losses) on investments	(0.38)	2.26	(0.19)	(0.75)	1.43	0.67

Total from investment operations	(0.16)	2.50	0.18	(0.56)	1.54	0.88
Distributions to shareholders from
Net investment income	(0.31)	(0.30)	(0.25)	(0.03)	(0.29)	(0.30)
Net asset value, end of period	$11.49	$11.96	$9.76	$9.83	$10.42	$9.17
Total return[3]	(1.48)%	26.31%	2.05%	(5.38)%	17.17%	10.73%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.13%	1.10%	1.03%	0.87%	0.83%
Net expenses	0.84%	0.84%	0.84%	0.84%	0.82%	0.83%
Net investment income	3.76%	2.29%	2.67%	1.78%	1.15%	2.39%
Supplemental data
Portfolio turnover rate	10%	38%	115%	44%	42%	203%
Net assets, end of period (000s omitted)	$58,702	$82,982	$138,245	$227,158	$373,200	$671,417

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen International Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen International Equity Fund.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements (unaudited)	Wells Fargo Advantage International Equity Fund	19

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage International Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On April 30, 2014, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

20	Wells Fargo Advantage International Equity Fund	Notes to financial statements (unaudited)

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Notes to financial statements (unaudited)	Wells Fargo Advantage International Equity Fund	21

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of October 31, 2013, the Fund had capital loss carry forwards available to offset future net realized capital gains in the amount of $50,245,413 expiring in 2016.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of April 30, 2014, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks
Canada	$4,908,227	$0	$0	$4,908,227
China	13,276,162	0	0	13,276,162
Germany	22,694,316	0	0	22,694,316
Hong Kong	7,899,316	0	0	7,899,316
Italy	13,424,832	0	0	13,424,832
Japan	40,847,947	0	0	40,847,947
Netherlands	5,780,037	0	0	5,780,037
Norway	6,952,933	0	0	6,952,933
Russia	2,791,060	1,940,710	0	4,731,770

22	Wells Fargo Advantage International Equity Fund	Notes to financial statements (unaudited)

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities (continued)
South Korea	$11,290,509	$0	$0	$11,290,509
Sweden	4,346,736	0	0	4,346,736
Switzerland	17,728,862	0	0	17,728,862
United Kingdom	36,606,060	0	0	36,606,060
United States	8,124,273	0	0	8,124,273
Participation notes	0	1,154,471	0	1,154,471
Short-term investments
Investment companies	6,441,972	1,711,900	0	8,153,872
	$203,113,242	$4,807,081	$0	$207,920,323

As of April 30, 2014, the inputs used in valuing the Fund’s other financial instruments were as follows:

Other financial instruments	Quoted prices (Level 1)	Other significant observable inputs (Level 2)		Significant unobservable inputs (Level 3)	Total
Forward foreign currency contracts	$0	$(239,427	)*	$0	$(239,427)
*	Amount represents the net unrealized losses.

Transfers in and transfers out are recognized at the end of the reporting period. For the six months ended April 30, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.85% and declining to 0.70% as the average daily net assets of the Fund increase. For the six months ended April 30, 2014, the advisory fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C, Class R	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2015 to waive fees and/or reimburse

Notes to financial statements (unaudited)	Wells Fargo Advantage International Equity Fund	23

expenses to the extent necessary to cap the Fund’s expenses at 1.09% for Class A shares, 1.84% for Class B shares, 1.84% for Class C shares, 1.34% for Class R shares, 1.09% for Administrator Class shares, and 0.84% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B, Class C, and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C, and Class R shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets for Class R shares.

For the six months ended April 30, 2014, Wells Fargo Funds Distributor, LLC received $5,242 from the sale of Class A shares and $100 in contingent deferred sales charges from redemptions of Class B shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2014 were $20,235,429 and $34,347,975, respectively.

6. DERIVATIVE TRANSACTIONS

During the six months ended April 30, 2014, the Fund entered into forward foreign currency contracts for economic hedging purposes.

At April 30, 2014, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver	U.S. value at April 30, 2014	In exchange for U.S. $	Unrealized losses
7-8-2014	Barclays	1,950,000,000 JPY	$19,081,226	$18,841,799	$(239,427)

The Fund had average contract amounts of $542,217 and $19,615,794 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the six months ended April 30, 2014.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under the ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Forward foreign currency contracts	Barclays	$239,427*	$0	$0	$239,427

*	Amount represents net unrealized losses.

24	Wells Fargo Advantage International Equity Fund	Notes to financial statements (unaudited)

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the six months ended April 30, 2014, the Fund paid $112 in commitment fees.

For the six months ended April 30, 2014, there were no borrowings by the Fund under the agreement.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Other information (unaudited)	Wells Fargo Advantage International Equity Fund	25

TAX INFORMATION

Pursuant to Section 853 of the Internal Revenue Code, the following amounts were designated as foreign taxes paid for the fiscal year ended October 31, 2013. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$299,050	$0.0156	90.88%

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo Advantage International Equity Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund inthe Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage International Equity Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.
2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

28	Wells Fargo Advantage International Equity Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 27-28, 2014 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage International Equity Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than the average performance of the Universe for the one-year period under review, but lower than the average performance of the Universe for the three-, five- and ten-year periods reviewed. The Board also noted that the performance of the Fund was higher than its benchmark, the MSCI ACWI Index ex USA (Net), for the one- and three-year periods under review, but lower than its benchmark for the five- and ten-year periods.

Other information (unaudited)	Wells Fargo Advantage International Equity Fund	29

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe for the one-, three- and five-year periods and the benchmark for the five- and ten-year periods. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during that period. The Board noted that the Fund’s current portfolio management team assumed responsibility of the Fund in 2012 and that the Fund has experienced postive short-term performance. The Board was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range or equal to the average rates for the Fund’s expense Groups for all classes except the Fund’s Class R shares, the Management Rate of which was higher than the average rate for its expense Group. However, the Board noted that the net operating expense ratios for all share classes of the Fund, including Class R, were lower than the median net operating expense ratios of their respective expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

30	Wells Fargo Advantage International Equity Fund	Other information (unaudited)

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage International Equity Fund	31

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

225171 06-14 SA240/SAR240 04-14

Wells Fargo Advantage

Intrinsic World Equity Fund

Semi-Annual Report

April 30, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Intrinsic World Equity Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates.

Some of the markets that had declined the most during the European debt crisis—such as Italy and Ireland—benefited the most from this stable economic environment, but larger markets such as France and Germany also posted gains.

Dear Valued Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Advantage Intrinsic World Equity Fund for the six-month period that ended April 30, 2014. The period was marked by growing concern about an economic slowdown in China and heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine. The environment created a headwind for many emerging markets, even as continued economic recovery in Europe helped most developed stock markets end the period with gains.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various quantitative easing policies. The U.S. Federal Reserve (Fed) remained a major source of liquidity for market participants around the world. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. At the beginning of the reporting period, the FOMC was still making open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market and was purchasing $45 billion per month in long-term U.S. Treasuries. However, in mid-December 2013, the FOMC announced that it would reduce (or taper) its bond-buying program by $10 billion per month beginning in January 2014. Although the tapering was less aggressive than some investors had feared, the removal of liquidity sparked a sell-off in emerging markets stocks and currencies as investors sold higher-risk assets.

European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In November 2013, the ECB cut its key rate to a historic low of 0.25%. The ECB’s actions helped support moderate year-over-year gross domestic product (GDP) growth in the eurozone.

Most developed regions gained, but emerging and developed Asian markets lagged.

For the six-month period, the MSCI EAFE Index (Net)1, a proxy for developed markets, returned 4.44%, while the MSCI Emerging Markets Index (Net)2 returned -2.98%.

In Europe, economic data continued to show moderate growth, with reported GDP for the 28 countries in the European Union rising by 0.4% in the fourth quarter of 2013 compared with the previous quarter. The unemployment rate remained high but stable at 10.5% in February and March 2014, while inflation remained consistently below a 1% annual rate. Some of the markets that had declined the most during the European debt crisis—such as Italy and Ireland—benefited the most from this stable economic environment, but larger markets such as France and Germany also posted gains. The ongoing turmoil in Ukraine did result in some stock market volatility, but as of the end of the reporting period, most investors believed that it would not result in war.

1.	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. Calculations for EAFE use net dividends, which reflect the deduction of withholding taxes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

2.	The Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) is a free float-adjusted market-capitalization-weighted index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Intrinsic World Equity Fund	3

Asian markets posted mixed results, with political issues accounting for many of those differences. In countries such as India and Indonesia, investors were optimistic that upcoming elections might sweep in more reform-minded governments. By contrast, in Japan, the honeymoon for Prime Minister Shinzō Abe appeared to be ending, with investors worrying that his reforms were not taking effect as quickly as originally hoped.

As for China, many of the country’s economic numbers—such as national production, retail sales, fixed investment, and manufacturing activity—came in below analyst expectations, causing investor concern. In addition, China’s government has allowed a growing number of defaults in the country’s financial system as part of a long-term plan to rein in credit growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to shareholders

The Fund and Wells Fargo Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Fund, to select or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management or the Fund, except to the extent that affiliation aises solely because such subadvisers provide sub-advisory services to the Fund (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Fund’s assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Fund and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Fund. In the event that a new subadviser is hired pursuant to the Multi-manager Structure, the Fund is required to provide notice to shareholders within 90 days.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

4	Wells Fargo Advantage Intrinsic World Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Metropolitan West Capital Management, LLC

Portfolio managers

Jean-Baptiste Nadal, CFA

Jeffrey Peck

Average annual total returns1 (%) as of April 30, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EWEAX)	4-30-1996	7.13	16.57	7.42	13.65	17.96	8.06	1.49	1.40
Class C (EWECX)	5-18-2007	11.85	17.08	7.26	12.85	17.08	7.26	2.24	2.15
Administrator Class (EWEIX)	5-18-2007	–	–	–	13.92	18.24	8.24	1.33	1.15
Institutional Class (EWENX)	7-30-2010	–	–	–	14.17	18.42	8.32	1.06	0.95
MSCI World Index (Net)[4]	–	–	–	–	16.62	16.03	7.17	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to country concentration risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Intrinsic World Equity Fund	5

Ten largest equity holdings[5] (%) as of April 30, 2014
Oracle Corporation	3.09
QUALCOMM Incorporated	2.51
Samsung Electronics Company Limited	2.50
JPMorgan Chase & Company	2.48
The Walt Disney Company	2.44
Schlumberger Limited	2.41
Unilever NV	2.38
Apple Incorporated	2.35
EMC Corporation	2.35
Texas Instruments Incorporated	2.34

Sector distribution[6] as of April 30, 2014

1.	Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, and has been adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Intrinsic World Equity Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through February 28, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Morgan Stanley Capital International World Index (Net) (MSCI World Index (Net)) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

5.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified. Top holdings typically include the underlying ordinary shares combined with any depositary receipts.

6.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Intrinsic World Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2013 to April 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11-1-2013	Ending account value 4-30-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,049.72	$7.12	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.00	1.40%
Class C
Actual	$1,000.00	$1,045.92	$10.91	2.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.13	$10.74	2.15%
Administrator Class
Actual	$1,000.00	$1,050.91	$5.85	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76	1.15%
Institutional Class
Actual	$1,000.00	$1,052.43	$4.83	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76	0.95%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage Intrinsic World Equity Fund	7

Security name	Shares	Value

Common Stocks: 99.51%

Chile: 1.10%
Enersis SA ADR (Utilities, Electric Utilities)	129,476	$2,084,564

France: 10.66%
Kering (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	16,115	3,563,727
L’Oreal SA (Consumer Staples, Personal Products) «	19,406	3,338,440
Sanofi-Aventis SA (Health Care, Pharmaceuticals)	31,973	3,460,789
Societe Generale SA (Financials, Banks)	59,127	3,674,935
Total SA (Energy, Oil, Gas & Consumable Fuels)	51,880	3,705,308
Total SA ADR (Energy, Oil, Gas & Consumable Fuels)	9,179	653,912
Vivendi SA (Telecommunication Services, Diversified Telecommunication Services)	64,622	1,733,895

		20,131,006

Germany: 2.13%
Adidas-Salomon AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	37,803	4,034,668

Hong Kong: 4.35%
AIA Group Limited (Financials, Insurance)	791,200	3,837,134
Samsonite International SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,381,800	4,384,432

		8,221,566

Japan: 6.77%
Honda Motor Company Limited (Consumer Discretionary, Automobiles)	102,500	3,388,761
Kao Corporation (Consumer Staples, Personal Products)	85,800	3,228,568
Kao Corporation ADR (Consumer Staples, Personal Products) «	7,531	282,413
ORIX Corporation (Financials, Diversified Financial Services)	149,000	2,152,619
ORIX Corporation ADR (Financials, Diversified Financial Services) †	13,700	993,935
TOTO Limited (Industrials, Building Products)	193,300	2,732,122

		12,778,418

Luxembourg: 1.94%
Millicom International Cellular SA (Telecommunication Services, Wireless Telecommunication Services)	37,059	3,664,750

Netherlands: 7.93%
Airbus Group NV (Industrials, Aerospace & Defense)	51,941	3,566,265
Heineken NV (Consumer Staples, Beverages) «	45,522	3,157,746
Sensata Technologies Holdings NV (Industrials, Electrical Equipment) †	88,392	3,754,008
Unilever NV (Consumer Staples, Food Products)	104,881	4,491,004

		14,969,023

South Korea: 2.50%
Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	3,633	4,721,880

Spain: 1.77%
Banco Santander Central Hispano SA ADR (Financials, Banks) «	335,020	3,336,799

Switzerland: 5.41%
Novartis AG ADR (Health Care, Pharmaceuticals)	45,661	3,969,767
Transocean Limited (Energy, Energy Equipment & Services) «	53,434	2,301,402
UBS AG (Financials, Capital Markets)	188,897	3,949,216

		10,220,385

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Advantage Intrinsic World Equity Fund	Portfolio of investments—April 30, 2014 (unaudited)

Security name		Shares	Value

United Kingdom: 5.48%
Diageo plc (Consumer Staples, Beverages)		82,306	$2,525,696
HSBC Holdings plc ADR (Financials, Banks) «		36,084	1,851,831
Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels)		80,963	3,206,288
Standard Chartered plc (Financials, Banks)		127,591	2,760,665

			10,344,480

United States: 49.47%
Abbott Laboratories (Health Care, Health Care Equipment & Supplies)		93,228	3,611,653
Air Products & Chemicals Incorporated (Materials, Chemicals)		12,042	1,415,176
Apple Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)		7,512	4,432,756
Autoliv Incorporated GDR (Consumer Discretionary, Auto Components)		37,972	3,912,713
Baxter International Incorporated (Health Care, Health Care Equipment & Supplies)		55,472	4,037,807
Charles Schwab Corporation (Financials, Capital Markets)		137,635	3,654,209
eBay Incorporated (Information Technology, Internet Software & Services) †		60,123	3,116,175
EMC Corporation (Information Technology, Technology Hardware, Storage & Peripherals)		172,147	4,441,393
Express Scripts Holding Company (Health Care, Health Care Providers & Services) †		61,644	4,104,258
Franklin Resources Incorporated (Financials, Capital Markets)		83,389	4,365,414
Goldman Sachs Group Incorporated (Financials, Capital Markets)		21,979	3,512,684
Home Depot Incorporated (Consumer Discretionary, Specialty Retail)		46,649	3,709,062
JPMorgan Chase & Company (Financials, Diversified Financial Services)		83,790	4,690,564
Occidental Petroleum Corporation (Energy, Oil, Gas & Consumable Fuels)		38,646	3,700,355
Oracle Corporation (Information Technology, Software)		142,657	5,831,818
PepsiCo Incorporated (Consumer Staples, Beverages)		43,398	3,727,454
QUALCOMM Incorporated (Information Technology, Communications Equipment)		60,271	4,743,930
Schlumberger Limited (Energy, Energy Equipment & Services)		44,820	4,551,471
SunTrust Banks Incorporated (Financials, Banks)		57,946	2,217,014
Texas Instruments Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)		97,310	4,422,740
The Walt Disney Company (Consumer Discretionary, Media)		58,076	4,607,750
United Parcel Service Incorporated Class B (Industrials, Air Freight & Logistics)		39,614	3,901,979
Visa Incorporated Class A (Information Technology, IT Services)		15,963	3,234,263
Zions Bancorporation (Financials, Banks)		120,178	3,475,548

			93,418,186

Total Common Stocks (Cost $133,937,832)			187,925,725

	Yield
Short-Term Investments: 7.45%

Investment Companies: 7.45%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%	557,655	557,655
Wells Fargo Securities Lending Cash Investments, LLC (r)(v)(l)(u)	0.11	13,500,312	13,500,312

Total Short-Term Investments (Cost $14,057,967)			14,057,967

Total investments in securities
(Cost $147,995,799) *	106.96%	201,983,692
Other assets and liabilities, net	(6.96)	(13,137,702)

Total net assets	100.00%	$188,845,990

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2014 (unaudited)	Wells Fargo Advantage Intrinsic World Equity Fund	9

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $148,993,760 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$57,037,368
Gross unrealized depreciation	(4,047,436)

Net unrealized appreciation	$52,989,932

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Intrinsic World Equity Fund	Statement of assets and liabilities—April 30, 2014 (unaudited)

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$187,925,725
In affiliated securities, at value (see cost below)	14,057,967

Total investments, at value (see cost below)	201,983,692
Foreign currency, at value (see cost below)	60,518
Receivable for investments sold	2,603,967
Receivable for Fund shares sold	194,169
Receivable for dividends	417,427
Receivable for securities lending income	3,797
Prepaid expenses and other assets	36,105

Total assets	205,299,675

Liabilities
Payable for investments purchased	2,504,274
Payable for Fund shares redeemed	191,417
Payable upon receipt of securities loaned	13,500,312
Advisory fee payable	112,452
Distribution fees payable	6,126
Due to other related parties	46,731
Accrued expenses and other liabilities	92,373

Total liabilities	16,453,685

Total net assets	$188,845,990

NET ASSETS CONSIST OF
Paid-in capital	$140,776,567
Overdistributed net investment income	(204,383)
Accumulated net realized losses on investments	(5,714,201)
Net unrealized gains on investments	53,988,007

Total net assets	$188,845,990

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$168,983,076
Shares outstanding – Class A	7,436,830
Net asset value per share – Class A	$22.72
Maximum offering price per share – Class A2	$24.11
Net assets – Class C	$9,956,725
Shares outstanding – Class C	451,687
Net asset value per share – Class C	$22.04
Net assets – Administrator Class	$7,296,313
Shares outstanding – Administrator Class	322,377
Net asset value per share – Administrator Class	$22.63
Net assets – Institutional Class	$2,609,876
Shares outstanding – Institutional Class	115,041
Net asset value per share – Institutional Class	$22.69

Investments in unaffiliated securities (including securities on loan), at cost	$133,937,832

Investments in affiliated securities, at cost	$14,057,967

Total investments, at cost	$147,995,799

Securities on loan, at value	$12,941,771

Foreign currency, at cost	$60,687

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended April 30, 2014 (unaudited)	Wells Fargo Advantage Intrinsic World Equity Fund	11

Investment income
Dividends*	$1,802,780
Securities lending income, net	25,327
Income from affiliated securities	1,025

Total investment income	1,829,132

Expenses
Advisory fee	742,210
Administration fees
Fund level	46,388
Class A	217,098
Class C	12,801
Administrator Class	3,107
Institutional Class	998
Shareholder servicing fees
Class A	208,748
Class C	12,308
Administrator Class	7,223
Distribution fees
Class C	36,925
Custody and accounting fees	12,620
Professional fees	25,923
Registration fees	30,994
Shareholder report expenses	24,732
Trustees’ fees and expenses	5,054
Other fees and expenses	5,992

Total expenses	1,393,121
Less: Fee waivers and/or expense reimbursements	(70,707)

Net expenses	1,322,414

Net investment income	506,718

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	6,168,193
Net change in unrealized gains (losses) on investments	2,402,532

Net realized and unrealized gains (losses) on investments	8,570,725

Net increase in net assets resulting from operations	$9,077,443

* Net of foreign dividend withholding taxes in the amount of	$89,678

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Intrinsic World Equity Fund	Statement of changes in net assets

	Six months ended April 30, 2014 (unaudited)		Year ended October 31, 2013

Operations
Net investment income		$506,718		$1,593,402
Net realized gains on investments		6,168,193		6,100,111
Net change in unrealized gains (losses) on investments		2,402,532		28,921,892

Net increase in net assets resulting from operations		9,077,443		36,615,405

Distributions to shareholders from
Net investment income
Class A		(1,863,591)		(2,139,717)
Class C		(51,916)		(49,898)
Administrator Class		(64,491)		(41,171)
Institutional Class		(34,571)		(18,116)

Total distributions to shareholders		(2,014,569)		(2,248,902)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	129,086	2,864,940	488,164	9,695,905
Class C	13,733	296,308	124,686	2,366,816
Administrator Class	216,882	4,743,149	207,320	3,983,378
Institutional Class	26,791	592,442	128,630	2,562,388

		8,496,839		18,608,487

Reinvestment of distributions
Class A	80,375	1,805,214	114,035	2,068,598
Class C	2,231	48,726	2,582	45,654
Administrator Class	2,592	57,936	1,888	34,067
Institutional Class	1,542	34,536	1,003	18,116

		1,946,412		2,166,435

Payment for shares redeemed
Class A	(478,436)	(10,597,722)	(1,084,686)	(21,543,868)
Class C	(33,891)	(731,504)	(80,316)	(1,555,920)
Administrator Class	(140,393)	(3,096,127)	(77,769)	(1,549,990)
Institutional Class	(20,837)	(463,308)	(53,354)	(1,095,769)

		(14,888,661)		(25,745,547)

Net decrease in net assets resulting from capital share transactions		(4,445,410)		(4,970,625)

Total increase in net assets		2,617,464		29,395,878

Net assets
Beginning of period		186,228,526		156,832,648

End of period		$188,845,990		$186,228,526

Undistributed (overdistributed) net investment income		$(204,383)		$1,303,468

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intrinsic World Equity Fund	13

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
CLASS A		2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$21.88	$17.94	$15.55	$15.06	$13.27	$13.76
Net investment income	0.07	0.20	0.16	0.12 [2]	0.12	0.09 [2]
Net realized and unrealized gains (losses) on investments	1.02	4.00	1.87	0.48	1.78	1.89

Total from investment operations	1.09	4.20	2.03	0.60	1.90	1.98
Distributions to shareholders from
Net investment income	(0.25)	(0.26)	(0.11)	(0.11)	(0.11)	(0.24)
Net realized gains	0.00	0.00	0.00	0.00	0.00	(2.23)

Total distributions to shareholders	(0.25)	(0.26)	(0.11)	(0.11)	(0.11)	(2.47)
Regulatory settlement proceeds	0.00	0.00	0.47	0.00	0.00	0.00
Net asset value, end of period	$22.72	$21.88	$17.94	$15.55	$15.06	$13.27
Total return[3]	4.97%	23.74%	16.25%[4]	4.00%	14.43%	20.29%
Ratios to average net assets (annualized)
Gross expenses	1.47%	1.49%	1.51%	1.50%	1.53%	1.57%
Net expenses	1.40%	1.40%	1.40%	1.40%	1.46%	1.57%
Net investment income	0.57%	0.95%	0.91%	0.79%	0.75%	0.77%
Supplemental data
Portfolio turnover rate	11%	22%	27%	12%	11%	16%
Net assets, end of period (000s omitted)	$168,983	$168,621	$146,930	$139,100	$100,460	$103,995

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic World Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Intrinsic World Equity Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

4.	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party which had an impact of 2.92% on the total return.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Intrinsic World Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
CLASS C		2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$21.19	$17.37	$15.15	$14.68	$12.96	$13.58
Net investment income (loss)	(0.03)	0.05	0.02	(0.01)[2]	0.07	(0.03)[2]
Net realized and unrealized gains (losses) on investments	0.99	3.89	1.82	0.49	1.69	1.87

Total from investment operations	0.96	3.94	1.84	0.48	1.76	1.84
Distributions to shareholders from
Net investment income	(0.11)	(0.12)	(0.09)	(0.01)	(0.04)	(0.23)
Net realized gains	0.00	0.00	0.00	0.00	0.00	(2.23)

Total distributions to shareholders	(0.11)	(0.12)	(0.09)	(0.01)	(0.04)	(2.46)
Regulatory settlement proceeds	0.00	0.00	0.47	0.00	0.00	0.00
Net asset value, end of period	$22.04	$21.19	$17.37	$15.15	$14.68	$12.96
Total return[3]	4.59%	22.82%	15.39%[4]	3.27%	13.58%	19.35%
Ratios to average net assets (annualized)
Gross expenses	2.22%	2.24%	2.26%	2.20%	2.28%	2.33%
Net expenses	2.15%	2.15%	2.15%	2.15%	2.21%	2.33%
Net investment income (loss)	(0.18)%	0.20%	0.16%	(0.05)%	0.04%	(0.28)%
Supplemental data
Portfolio turnover rate	11%	22%	27%	12%	11%	16%
Net assets, end of period (000s omitted)	$9,957	$9,949	$7,341	$6,817	$588	$427

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic World Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Intrinsic World Equity Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

4.	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party which had an impact of 2.92% on the total return.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intrinsic World Equity Fund	15

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
ADMINISTRATOR CLASS		2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$21.81	$17.89	$15.52	$15.02	$13.23	$13.76
Net investment income	0.10 [2]	0.24 [2]	0.19 [2]	0.15 [2]	0.15 [2]	0.15 [2]
Net realized and unrealized gains (losses) on investments	1.01	3.99	1.87	0.49	1.78	1.85

Total from investment operations	1.11	4.23	2.06	0.64	1.93	2.00
Distributions to shareholders from
Net investment income	(0.29)	(0.31)	(0.16)	(0.14)	(0.14)	(0.30)
Net realized gains	0.00	0.00	0.00	0.00	0.00	(2.23)

Total distributions to shareholders	(0.29)	(0.31)	(0.16)	(0.14)	(0.14)	(2.53)
Regulatory settlement proceeds	0.00	0.00	0.47	0.00	0.00	0.00
Net asset value, end of period	$22.63	$21.81	$17.89	$15.52	$15.02	$13.23
Total return[3]	5.09%	24.03%	16.52%[4]	4.27%	14.72%	20.60%
Ratios to average net assets (annualized)
Gross expenses	1.30%	1.31%	1.34%	1.30%	1.29%	1.31%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.21%	1.31%
Net investment income	0.89%	1.18%	1.14%	0.99%	1.06%	1.33%
Supplemental data
Portfolio turnover rate	11%	22%	27%	12%	11%	16%
Net assets, end of period (000s omitted)	$7,296	$5,306	$2,001	$1,986	$144	$161

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic World Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Intrinsic World Equity Fund.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

4.	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party which had an impact of 2.93% on the total return.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Intrinsic World Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2014 (unaudited)	Year ended October 31
INSTITUTIONAL CLASS		2013	2012	2011	2010[1]
Net asset value, beginning of period	$21.87	$17.93	$15.54	$15.02	$13.80
Net investment income	0.13	0.26 [2]	0.17 [2]	0.16	0.03 [2]
Net realized and unrealized gains (losses) on investments	1.01	4.02	1.92	0.51	1.19

Total from investment operations	1.14	4.28	2.09	0.67	1.22
Distributions to shareholders from
Net investment income	(0.32)	(0.34)	(0.17)	(0.15)	0.00
Regulatory settlement proceeds	0.00	0.00	0.47	0.00	0.00
Net asset value, end of period	$22.69	$21.87	$17.93	$15.54	$15.02
Total return[3]	5.24%	24.28%	16.74%[4]	4.50%	8.84%
Ratios to average net assets (annualized)
Gross expenses	1.04%	1.06%	1.10%	1.00%	1.23%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	1.03%	1.32%	1.03%	1.12%	0.91%
Supplemental data
Portfolio turnover rate	11%	22%	27%	12%	11%
Net assets, end of period (000s omitted)	$2,610	$2,352	$561	$573	$11

1.	For the period from July 30, 2010 (commencement of class operations) to October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

4.	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party which had an impact of 2.93% on the total return.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements (unaudited)	Wells Fargo Advantage Intrinsic World Equity Fund	17

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Intrinsic World Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On April 30, 2014, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

18	Wells Fargo Advantage Intrinsic World Equity Fund	Notes to financial statements (unaudited)

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements (unaudited)	Wells Fargo Advantage Intrinsic World Equity Fund	19

As of October 31, 2013, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $11,568,379 with $1,812,120 expiring in 2016; $8,483,254 expiring in 2017; and $1,273,005 expiring in 2018.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of April 30, 2014, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks
Chile	$2,084,564	$0	$0	$2,084,564
France	20,131,006	0	0	20,131,006
Germany	4,034,668	0	0	4,034,668
Hong Kong	8,221,566	0	0	8,221,566
Japan	12,778,418	0	0	12,778,418
Luxembourg	3,664,750	0	0	3,664,750
Netherlands	14,969,023	0	0	14,969,023
South Korea	4,721,880	0	0	4,721,880
Spain	3,336,799	0	0	3,336,799
Switzerland	10,220,385	0	0	10,220,385
United Kingdom	10,344,480	0	0	10,344,480
United States	93,418,186	0	0	93,418,186
Short-term investments
Investment companies	557,655	13,500,312	0	14,057,967
	$188,483,380	$13,500,312	$0	$201,983,692

Transfers in and transfers out are recognized at the end of the reporting period. For the six months ended April 30, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

20	Wells Fargo Advantage Intrinsic World Equity Fund	Notes to financial statements (unaudited)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.65% as the average daily net assets of the Fund increase. For the six months ended April 30, 2014, the advisory fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Metropolitan West Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.40% for Class A shares, 2.15% for Class C shares, 1.15% for Administrator Class shares, and 0.95% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the six months ended April 30, 2014, Wells Fargo Funds Distributor, LLC received $5,289 from the sale of Class A shares and $50 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2014 were $20,556,522 and $25,490,957, respectively.

Notes to financial statements (unaudited)	Wells Fargo Advantage Intrinsic World Equity Fund	21

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the six months ended April 30, 2014, the Fund paid $91 in commitment fees.

For the six months ended April 30, 2014, there were no borrowings by the Fund under the agreement.

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

22	Wells Fargo Advantage Intrinsic World Equity Fund	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Intrinsic World Equity Fund	23

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

24	Wells Fargo Advantage Intrinsic World Equity Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Intrinsic World Equity Fund	25

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 27-28, 2014 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Intrinsic World Equity Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Metropolitan West Capital Management, LLC (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the average performance of the Universe for all periods under review except for the one-year period. The Board also noted that the performance of the Fund was higher than its benchmark, the MSCI World Index (Net), for all periods under review except for the one-year period.

26	Wells Fargo Advantage Intrinsic World Equity Fund	Other information (unaudited)

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and the benchmark for the one-year period. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during that period including the Fund’s recent portfolio management changes. The Board was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were either in range or or equal to the average rates for the Fund’s expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage Intrinsic World Equity Fund	27

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

28	Wells Fargo Advantage Intrinsic World Equity Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

225172 06-14 SA241/SAR241 04-14

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

The Portfolio of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Not applicable.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date:	June 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:	/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date:	June 26, 2014

By:	/s/ Nancy Wiser
Nancy Wiser
Treasurer

Date:	June 26, 2014

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date:	June 26, 2014